SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                     [LOGO]
                                    GUARDIAN

                                                SEMI-ANNUAL
                                                REPORT TO
                                                SHAREHOLDERS

                                                June 30, 2000


                           THE PARK AVENUE Portfolio

                                                The Guardian Park Avenue Fund(R)

                                                The Guardian Park Avenue
                                                Small Cap Fund(SM)

                                                The Guardian Asset
                                                Allocation Fund(SM)

                                                The Guardian Baillie Gifford
                                                International Fund(SM)

                                                The Guardian Baillie Gifford
                                                Emerging Markets Fund(SM)

                                                The Guardian Investment
                                                Quality Bond Fund(SM)

                                                The Guardian High Yield
                                                Bond Fund(SM)

                                                The Guardian
                                                Tax-Exempt Fund(SM)

                                                The Guardian Cash
                                                Management Fund(SM)

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
-----------------

                             SOFT AND HARD LANDINGS:
                        THE ECONOMY AND THE STOCK MARKET

[PHOTO OMITTED]

Frank J. Jones, Ph.D
Chief Investment Officer

The current economic expansion, which began during March 1991, is the longest post-war expansion. Within this sustained economic expansion, there have been mini-economic cycles. At times, the economy grew at a rate that was thought to be unsustainable without causing inflation. During those times, Federal Reserve Bank (Fed) Chairman Alan Greenspan was able to moderate economic growth without stopping it--that is, execute a "soft landing." At other times, for example during the fall of 1998 due to the financial problems in Asia, Greenspan relaxed monetary policy to avert a recession. Overall, during strong and weak times, Maestro Greenspan has conducted the economy well and continued the long expansion.

     Recently, during late 1999 and early 2000, there was concern about economic growth, which was considered too rapid and, thus, inflation-inducing. As a result, Greenspan raised interest rates, referred to as "tightening," six times since June 30, 1999 by a total of 1.75% (from 4.75% to 6.50%). The economic reports for the second quarter support the conclusion that the economy has begun another soft landing. If this proves to be so, the Fed tightenings could be complete or almost so. There is some risk, however, that the recent economic softening is a "head fake" and that the economy will restrengthen and require further Fed tightenings. Currently, though, the markets are performing on the basis of an expected soft landing.

     How does this economic performance relate to the stock market? The S&P 500 Index(1) has returned over 20% per year for five consecutive years. Why the incredible strength in the stock market? The answer to this question is the old saying, "It's the economy, stupid." In addition, more recently, the technology sector has not only supported the economy, including labor productivity, but also the stock market.

    During 1999, the S&P 500 returned 21.04%, and the NASDAQ(2) returned 86.13%. The stock market strength continued through early 2000, following the strong economy. To better analyze the first half of 2000, divide it into sub-periods, segregated by beginning/high/low/end, instead of two quarters, as summarized below.
--------------------------------------------------------------------------------
  PERIOD             S&P 500                       NASDAQ             DJIA
--------------------------------------------------------------------------------
1/1 to High         4.25%(3/24)                  24.10%(3/10)       1.99%(1/14)
--------------------------------------------------------------------------------
High to Low       -11.14%(4/14)                 -37.30%(5/23)     -16.23%(3/7)
--------------------------------------------------------------------------------
Low to 6/30         7.49%                        25.36%             7.16%
--------------------------------------------------------------------------------
1/1 to 6/30        -0.42%                        -2.46%            -8.45%
--------------------------------------------------------------------------------
     To illustrate the results in the sub-periods summarized in the chart, the S&P 500 returned 4.25% through its high on March 24 and the NASDAQ returned a remarkable 24.10% through March 10.

     What is remarkable, however, is that on March 10 the NASDAQ achieved its high of 5,049 and by May 23, had declined by 37.30% (during the week ending April 14th alone, the NASDAQ had declined by 25.30%). This 37% decrease represented a correction by any standard--thus, a hard landing. The S&P 500, -11.14%, and the DJIA(3), -16.23% were also very weak during this period.

     From their respective lows (April 14 for the S&P 500 and on May 23 for NASDAQ), through the end of the second quarter, the markets recovered strongly: the S&P 500 returned 7.49%, and the NASDAQ returned a very strong 25.36%. The DJIA also recovered well, +7.16%, from its low.

     Focus back on the stock market as of March 10--the economy was very strong, the Fed had tightened five times by a total of 1.25%, and the tightening was perceived to be far from over. The broad stock market, as measured by the S&P 500, and more so the NASDAQ, was "pricey" by any standards. With all of these considerations, would a stock market correction at this time have been surprising? Certainly not, and perhaps it was even inevitable. In fact, a stock market correction could have happened earlier. That is the problem with trying to time the market.

     In retrospect, sanity may have hit the Internet sector late in the first quarter of 2000. Internet company layoffs received more press coverage than IPOs. The Superbowl on January 30 may have been the best leading indicator of the correction in internet stocks. No, not the actual game, but the plethora of very expensive advertising by previously unheard of internet companies (some of which have not been heard from since).

     How have the individual components of the stock market performed during the second quarter of this year? During 1998 and 1999 and even during the first quarter of 2000, the stock market investment themes were simple. Buy big stocks

--------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.



--------------------------------------------------------------------------------

(large capitalization); buy growth stocks; and buy technology stocks. During this year's second quarter, however, these themes became ineffectual. Rather, during this time:

     --   Mid cap stocks outperformed both large cap and small cap stocks;

     -- Value mutual funds outperformed growth funds in all the capitalization categories;

     -- Healthcare and Real Estate Investment Trust (REIT) stocks were the strongest performing sectors, outperforming technology and industrial stocks;

     -- The DJIA, composed primarily of large cap cyclical industrials, significantly underperformed; and

     --   Bond funds performed well relative to stock funds.

     Does this seem like a confused stock market? It does to the author. More on this below:

     Overall during the first half of 2000, the S&P 500 broke just about even, -0.42%, and the NASDAQ was slightly negative, -2.46%. In retrospect, this outcome does not seem too meager during a period of several Fed tightenings with very high valuations at the beginning. As a frame of reference, during the last year of multiple Fed tightenings, which was in 1994, the S&P 500 returned 1.31% and the NASDAQ -3.20%. However, during 1995 (the last tightening occurring on February 1, 1995), the S&P 500 returned 37.43% and the NASDAQ 40.99%.

     The S&P 500 is flat to slightly down for 2000 after losing 11.10% from its high to its low. The NASDAQ experienced a hard landing, a decline of 37.30% from its high on March 10 to its low on May 23. During the second quarter, checking accounts were a good investment. Thus, those watching for a stock market correction should be looking in the rear view mirror.

     There are reasons to believe the stock market correction is basically over, and that while the market is not likely to return to "exuberance," there will be moderate returns during the second half of 2000. First, the economy has slowed, and another soft landing may have begun. This softening will be supported by the consumer wealth effect resulting from the weakness of the stock market during the second quarter of 2000. In this case, the Fed tightening period is almost complete.

     With the worst for the stock market likely over and corporate profits likely to be moderately strong for the rest of the year, the last half of 2000 should show modest returns although perhaps not up to the standards of the last five years. With respect to the technology sector, there will be a moderate performance although the NASDAQ is unlikely to achieve its March 10 high (5,049) by year-end. With respect to picking sectors, market capitalization and style, it will be a good period for diversification.

   While the overall market appears confused, as indicated above, individual investors should not be. I submit that no investor, no matter how expert, could have predicted the actual results for the first half of 2000. The appropriate investment strategy, thus, is to maintain a stable (although not constant), diversified, moderate risk portfolio. The results for the first half of 2000 show that a diversified portfolio of Guardian funds would have been a strong strategy during that period.

Regards,

/s/ FRANK J. JONES, Ph.D.
------------------------------------
Frank J. Jones, Ph.D.
President, The Park Avenue Portfolio

THE PARK AVENUE PORTFOLIO

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TABLE OF CONTENTS
-----------------


                                                         PORTFOLIO   SCHEDULE
                                                          MANAGER       OF
                                                         INTERVIEW  INVESTMENTS
   --------------------------------------------------------------------------
     THE GUARDIAN PARK AVENUE FUND                          2           21

   --------------------------------------------------------------------------
     THE GUARDIAN PARK AVENUE SMALL CAP FUND                6           24

   --------------------------------------------------------------------------
     THE GUARDIAN ASSET ALLOCATION FUND                     8           27

   --------------------------------------------------------------------------
     THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND        10          28

   --------------------------------------------------------------------------
     THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND     12          30

   --------------------------------------------------------------------------
     THE GUARDIAN INVESTMENT QUALITY BOND FUND              14          33

   --------------------------------------------------------------------------
     THE GUARDIAN HIGH YIELD BOND FUND                      16          35

   --------------------------------------------------------------------------
     THE GUARDIAN TAX-EXEMPT FUND                           18          38

   --------------------------------------------------------------------------
     THE GUARDIAN CASH MANAGEMENT FUND                      20          41

   --------------------------------------------------------------------------
     FINANCIAL STATEMENTS                                               42

   --------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS                                      50

   --------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS                                               60

   --------------------------------------------------------------------------

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THE GUARDIAN PARK AVENUE FUND
-----------------------------
[PHOTOS OMITTED]

Larry Luxenberg, C.F.A.
Co-Portfolio Manager

John B. Murphy, C.F.A.
Co-Portfolio Manager

Mark Dunetz
Co-Portfolio Manager


OBJECTIVE:   Long-term growth of capital

PORTFOLIO:   At least 80% common stocks and securities convertible into common stocks

INCEPTION:   June 1, 1972

NET ASSETS AT JUNE 30, 2000:   $3,952,489,952

Q. HOW HAS THE FUND PERFORMED DURING THE FIRST HALF OF 2000?

A. By any standard, this has been a tumultuous year for the stock market. After the first two weeks of January, veteran stock market analysts were already asserting that this was one of the most volatile periods in stock market history. The rest of the first half has done nothing to change this view. Given such volatility, any tally of performance can quickly change. Nonetheless, over the six months, The Guardian Park Avenue Fund was up 2.88%(1) while the S&P 500 Index(2) was down 0.42%. While the absolute returns are low by recent standards--both the Fund and the S&P 500 Index have returned more than 20 percent annually for an unprecedented five consecutive years--they are still impressive in relative terms.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A. The volatility of the first half of the year strengthened our beliefs in three things. First, it is important to take a long-term outlook. Second, timing the market is exceedingly difficult. Third, investing in good companies pays off eventually.

   In a fickle market, it's easy to get caught up in the almost daily mood swings and give up too quickly on sound investment ideas. Moreover, many studies have shown that missing just a few days during strong market rallies greatly diminishes long-term returns. To cite just two examples: a study by Sanford Bernstein & Co. showed that if investors were out of the market for the ten best days from 1980 to 1994, they missed more than one-quarter of the total S&P 500 returns. If they missed only forty days (fewer than three per year) during that period, they lost nearly two-thirds of total returns. In a more recent example, April was the third worst month in the entire history of the NASDAQ Composite Index(3) while June was the third best month.

--------------------------------------------------------------------------------
"The volatility of the first half of the year strengthened our beliefs in three things. First, it is important to take a long-term outlook. Second, timing the market is exceedingly difficult. Third, investing in good companies pays off eventually."
--------------------------------------------------------------------------------

   Our portfolio continues to emphasize large-cap growth stocks, although over the last year, we have added to our weightings in mid- and small-cap stocks. We plan to continue adding selected small and mid-cap companies with promising fundamentals.

Q. WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2000?

A. Despite the market's first-half gyrations, we believe that the outlook for stocks is still positive. Most importantly, the domestic and global economies remain sound. At year-end, central banks eased monetary conditions to accommodate concerns about Y2K disruptions. This interrupted a period of global tightening and may have contributed to an unusually strong first quarter. Concerns about the economy overheating and rising inflation have been put to rest, at least temporarily. Now, with the central banks relegated to the sidelines and growth still solid but slowing, it looks promising for stocks. As recent actions show, policy errors have not been banished from Washington but with only one short recession in eighteen years, somebody is doing something right.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.

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2

   Meanwhile, technological change around the globe is, if anything, accelerating. Mobile communications, both voice and data, are proliferating. Internet traffic is doubling every quarter. The completion of the mapping of the human genome is characteristic of great strides being made in the life sciences. Corporations, freed from the drag of Y2K spending, can now update their internal systems and plenty of innovative software and hardware is available. Companies such as Cisco and Microsoft have converted most of their internal systems to digital ones and realized tremendous efficiences as well as greatly improved access to timely information.

   While the short-term outlook is always difficult to gauge, the long-term view still looks good. In our view, it would be premature to sound the death knell for the longest-running bull market of our lifetimes.

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THE GUARDIAN PARK AVENUE FUND
-----------------------------

--------------------------------------------------------------------------------
                      TOP TEN HOLDINGS AS OF JUNE 30, 2000

       COMPANY                                     PERCENT OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
     1.  Microsoft Corp.                                                  3.94%
--------------------------------------------------------------------------------
     2.  Intel Corp.                                                      3.87%
--------------------------------------------------------------------------------
     3.  Cisco Systems, Inc.                                              3.48%
--------------------------------------------------------------------------------
     4.  General Electric Co.                                             3.45%
--------------------------------------------------------------------------------
     5.  Citigroup, Inc.                                                  2.92%
--------------------------------------------------------------------------------
     6.  Nortel Networks Corp                                             2.67%
--------------------------------------------------------------------------------
     7.  Oracle Corp.                                                     2.12%
--------------------------------------------------------------------------------
     8.  EMC Corp.                                                        2.05%
--------------------------------------------------------------------------------
     9.  Int'l. Business Machines                                         2.05%
--------------------------------------------------------------------------------
    10.  Xilinx, Inc.                                                     1.48%
--------------------------------------------------------------------------------


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                                                                               3

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THE GUARDIAN PARK AVENUE FUND
-----------------------------

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                          BY THE FUND ON JUNE 30, 2000

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

          UTILITIES                                              0.21%
          CONSUMER CYCLICALS                                     2.52%
          CASH                                                   2.58%
          CONSUMER SERVICES                                      3.36%
          CAPITAL GOODS                                          4.82%
          CONSUMER STAPLES                                       5.47%
          ENERGY                                                 7.79%
          FINANCIALS                                            10.66%
          TELECOMMUNICATIONS                                    18.04%
          TECHNOLOGY                                            44.55%

-----------------------------------------------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2000

                                                    Inception                                                              Since
                                                     Date             1 Year           5 Years          10 Years         Inception
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                   6/1/72            18.36%           24.15%            19.75%           17.07%
At Net Asset Value (without sales charge)                              23.93%           25.30%            20.30%           17.27%
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                   5/1/96            19.12%              N/A               N/A           23.62%
At Net Asset Value (without sales charge)                              22.70%              N/A               N/A           24.50%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                           7.24%           23.78%            17.75%           13.55%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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4

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THE GUARDIAN PARK AVENUE FUND
-----------------------------

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                                                                    1999
                                                                  --------
     The Guardian Park Avenue Fund (Class A)                      $876,333
     S&P 500 Index                                                $354,761
     Cost of Living                                               $ 41,204

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $876,333 on June 30, 2000. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P Index, a similar hypothetical investment would now be worth $354,761. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

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                                                                               5

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THE GUARDIAN PARK AVENUE SMALL CAP FUND
---------------------------------------

[PHOTO OMITTED]




Catherine McRae
Portfolio Manager

OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

INCEPTION: May 1, 1997

NET ASSETS AT JUNE 30, 2000:  $185,542,845

Q. HOW DID THE GUARDIAN PARK AVENUE SMALL CAP FUND PERFORM DURING THE FIRST HALF OF 2000?

A. June 30, 2000 marked the end of six tumultuous months. Performance was quite mixed, with mid-caps leading the way, large-caps lagging, and small-caps sandwiched in-between. The S&P 500 Index(1) declined 0.42% for the six months, while the S&P 400 Mid-Cap Index(2) achieved an 8.98% gain and the Russell 2000(3) advanced 3.04%. Technology, telecommunications, and biotechnology stocks--which could do no wrong at the start of 2000--could do nothing right between April and June. Abrupt sentiment swings were compounded by unprecedented trading volatility. Against this difficult backdrop, the Fund managed to outperform its benchmark, the Russell 2000 by 850 basis points (8.50%), posting a total return of 11.56%.(4)

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A. Throughout the turbulence, we tried to stay focused. We entered the year over-weighted in technology and telecommunications, positions that continued to grow as the NASDAQ Composite(5) traded toward its 5000 peak in early March. During the market's first attempt to rally after the mid-March correction, we trimmed these holdings. We then re-deployed the cash in several sectors that had been under-weighted. We raised our exposure to financials from 9% to 11% of assets by adding to regional banks, thrifts, and asset managers. We increased our healthcare weighting from approximately 5% to 11% by broadening our portfolio of specialty drug companies, biotechnology companies, and service providers. We also added selected names in capital goods--quality companies with above-average long-term growth records. We held our combined technology/telecommunications weighting to about 50%, based on excellent near-term fundamentals and the belief that the Federal Reserve Bank's interest rate hikes would slow but not stop the economy. Also, we tried to upgrade our holdings whenever possible. In our judgment, the portfolio was more broadly diversified and solidly positioned entering July.

--------------------------------------------------------------------------------
"We also believe that the small-cap universe will continue to provide new and exciting ways to participate in the `New Economy,' the worldwide build-out of the communications infrastructure."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2000?

A. We remain cautious but constructive about the second half of the year. If the economic data released over the next month brings an end to Fed tightening, we see positive implications for Gross Domestic Product growth and the stock market overall. Other potential market catalysts could be the continuing global economic recovery and upcoming U.S. presidential elections. In this environment, we continue to favor technology, telecommunications, and healthcare stocks. We also believe that the small-cap universe will continue to provide new and exciting ways to participate in the "New Economy," the worldwide build-out of the communications infrastructure.

--------------

(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment.

(2) The S&P 400 Mid-Cap Index is an unmanaged index of 400 middle capitalization U.S. stocks that is generally considered to be representative of the returns of the mid-size company segment of the U.S. Market. The S&P 400 Mid Cap Index is not available for direct investment.

(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(5) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.

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6

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THE GUARDIAN PARK AVENUE SMALL CAP FUND
---------------------------------------

--------------------------------------------------------------------------------
                      TOP TEN HOLDINGS AS OF JUNE 30, 2000
          COMPANY                                    PERCENT OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
       1. Xilinx, Inc.                                                     1.26%
--------------------------------------------------------------------------------
       2. VeriSign, Inc.                                                   1.26%
--------------------------------------------------------------------------------
       3. Plexus Corp.                                                     1.18%
--------------------------------------------------------------------------------
       4. Flextronics Int'l.                                               1.00%
--------------------------------------------------------------------------------
       5. E Tek Dynamics, Inc.                                             0.98%
--------------------------------------------------------------------------------
       6. Applied Micro Circuits Corp.                                     0.97%
--------------------------------------------------------------------------------
       7. Metromedia Fiber Network, Inc.                                   0.96%
--------------------------------------------------------------------------------
       8. Network Appliance, Inc.                                          0.92%
--------------------------------------------------------------------------------
       9. Exodus Comm., Inc.                                               0.92%
--------------------------------------------------------------------------------
      10. Macromedia, Inc.                                                 0.90%
--------------------------------------------------------------------------------

                       SECTOR WEIGHTINGS OF COMMON STOCKS
                      HELD BY THE FUND AS OF JUNE 30, 2000


                               [GRAPHIC OMITTED[

 [The following table was represented as a pie chart in the printed materials.]

           CREDIT CYCLICALS                       0.55%
           UTILITIES                              1.38%
           BASIC MATERIALS                        1.77%
           CONSUMER CYCLICALS                     2.24%
           ENERGY                                 3.54%
           CAPITAL GOODS                          6.10%
           CONSUMER SERVICES                      6.43%
           FINANCIALS                             9.48%
           CONSUMER STAPLES                      10.91%
           CASH                                  11.37%
           TELECOMMUNICATIONS                    19.25%
           TECHNOLOGY                            26.98%

------------------------------------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS(4) FOR PERIODS ENDED JUNE 30, 2000

                                                       Inception                                      Since
                                                         Date         1 Year         3 Years        Inception
-------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                      5/1/97         47.80%        17.26%           21.59%
At Net Asset Value (without sales charge)                              54.76%        19.08%           23.39%
-------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                      5/6/97         48.85%        16.86%           19.81%
At Net Asset Value (without sales charge)                              53.32%        18.02%           20.89%
-------------------------------------------------------------------------------------------------------------

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                                                                               7

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THE GUARDIAN ASSET ALLOCATION FUND
----------------------------------

[GRAPHIC OMITTED]


Jonathan C. Jankus, C.F.A.
Portfolio Manager

OBJECTIVE: Long-term total investment return consistent with moderate risk

PORTFOLIO: A mixture of equity securities, debt obligations and money market instruments; purchases shares of The Guardian Park Avenue, The Guardian Investment Quality Bond and The Guardian Cash Management Funds

INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2000:  $286,663,172

Q. THIS HAS BEEN AN UNIMPRESSIVE YEAR FOR THE FINANCIAL MARKETS. HOW HAS THE FUND PERFORMED?

A. In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -0.42% and the total return on bonds, as measured by the Lehman Aggregate Bond Index,(2) was 3.99%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 and 40% in the Lehman Aggregate, would have returned 1.45%. The Fund's return over the period was 4.60%.(3)

     Our good results relative to our benchmark were also reflected in our performance relative to our peers, and we outperformed the median return of 0.48% produced by Morningstar's(4) universe of asset allocation funds.

Q. WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A. The Fund is managed using proprietary quantitative models that attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

     In general, a rising interest rate environment and a healthy but slowing economy led us to reduce our equity exposure relative to cash and bonds. Specifically, our stock/bond/cash mix at year-end was 20/45/35 and has remained in that area. These weightings should be compared to the completely neutral 60/40/0 mix that we would expect to own when the markets were all fairly valued relative to one another.

     Our performance was positively affected by both our asset allocation (which, since year-end has proved to be appropriately conservative) and the fact that the stocks that we have owned have outperformed the S&P 500 (for further information on this aspect of Fund performance, please see the section devoted to The Guardian Park Avenue Fund.)

--------------------------------------------------------------------------------
"Our performance was positively affected by both our asset allocation and the fact that the stocks that we have owned have outperformed the S&P 500."
--------------------------------------------------------------------------------

Q. WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A. We continue to be very conservatively positioned, and we will maintain this stance until either interest rates decline sufficiently or corporate profitability rebounds in spite of a slowing economy. Neither of these events seem very likely over the near term.

-------------------------

(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(4) Morningstar, Inc. is an independent mutual fund monitoring and rating service, and its database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
----------------------------------


                            PORTFOLIO COMPOSITION BY
                         ASSET CLASS AS OF JUNE 30, 2000


                               [GRAPHIC OMITTED]


 [The following table was represented as a pie chart in the printed material.]

                            COMMON STOCKS           20%
                            CASH                    35%
                            BONDS                   45%


--------------------------------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS(3) FOR PERIODS ENDED JUNE 30, 2000

                                                 Inception                                             Since
                                                   Date      1 Year      3 Years      5 Years        Inception
--------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                2/16/93      8.51%      13.64%        16.74%        14.54%
At Net Asset Value (without sales charge)                     13.62%      15.40%        17.82%        15.26%
--------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                5/1/96       9.42%      13.28%           N/A        22.73%
At Net Asset Value (without sales charge)                     12.70%      14.40%           N/A        23.61%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL
------------------------------------------

[PHOTO OMITTED]

R. Robin Menzies
Portfolio Manager



OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

INCEPTION: February 16, 1993


NET ASSETS AT JUNE 30, 2000: $152,734,844


Q. HOW DID THE FUND PERFORM FOR THE FIRST SIX MONTHS OF 2000?

     A. The Fund had a return of -9.72%(1) in the six months ending June 30, 2000. This compares with the total return of -3.95% for the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index(2).

     International markets were weak during the period, except those within Continental Europe. The MSCI UK Index had a total return of -11.72%, the MSCI Pacific ex-Japan returned -9.11%, and MSCI Japan Index returned -5.32%, while MSCI Europe ex-UK was up by only 0.56%. Part of the weakness in this region was attributable to currency factors. The total return of the MSCI Europe ex-UK Index was a positive 4.69% in local currency terms, but the region's currencies, predominantly the Euro, were weak against the Dollar.(3)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The main reason that the Fund's performance was behind that of the MSCI EAFE Index was that some of the stocks the Fund held in Japan and in the telephone services industries around the world performed poorly. This is in contrast to those stocks' 1999 performance. In addition, the Fund had a greater amount invested in the relatively weak Pacific ex-Japan region than the EAFE Index.

     During the course of the period, it became apparent that economic growth in Continental Europe was accelerating, particularly in the core countries of France and Germany. This acceleration was assisted by the continuing strength of the Dollar (or weakness of the Euro), which improved the competitive position of European exporting companies. While Japan showed very strong growth in its GDP in the first quarter, there are lingering doubts about the strength and coherence of its economic and fiscal policies. In contrast, economic activity in many other Asian economies was strong, helped by burgeoning growth in exports to the USA.

     The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and consequently, we decreased the Fund's exposure in Japan and increased it in Europe.

--------------------------------------------------------------------------------
"The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and consequently, we decreased the Fund's exposure in Japan and increased it in Europe."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. Our investment strategy continues to be one of identifying individually attractive companies domiciled in developed markets outside North America. Our analysts conduct disciplined research on the universe of stocks available for investment, looking at the prospects of the industries in which the companies operate, the companies' competitive positions, profitability, and management strategies. This involves many meetings and much travel from our offices in Edinburgh.

     Looking forward, we expect growth to remain strong in Europe and Asia ex-Japan, but the latter area is particularly sensitive to developments in the US economy. We will continue to follow our strategy of investing in fundamentally attractive businesses, wherever they are based internationally.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(3 These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI UK is generally considered to be representative of market activity in the United Kingdom. The MSCI Pacific ex-Japan is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Europe Ex-UK Index is generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for these indices do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
THE GUARDIAN BAILLE GIFFORD INTERNATIONAL FUND
----------------------------------------------

                       SECTOR WEIGHTINGS OF COMMON STOCKS
                      HELD BY THE FUND AS OF JUNE 30, 2000

                                [GRAPHIC OMITTED]

 [The following table was represented as a pie chart in the printed material.]

                         Cash                     2.56%
                         Pacific ex Japan         8.12%
                         UK                      18.30%
                         Japan                   22.32%
                         Europe ex UK            48.7%

-----------------------------------------------------------------------------------------------------------------------------------
                                                TOP TEN HOLDINGS AS OF JUNE 30, 2000

    COMPANY                          PERCENT OF TOTAL NET ASSETS     INDUSTRY                               COUNTRY
-----------------------------------------------------------------------------------------------------------------------------------
 1. Nokia OYJ                           4.51%                        Telecommunications                     Finland
-----------------------------------------------------------------------------------------------------------------------------------
 2. LM Ericsson                         3.74%                        Telecommunications                     Sweden
-----------------------------------------------------------------------------------------------------------------------------------
 3. Vodafone Airtouch PLC               3.23%                        Telecommunications                     United Kingdom
-----------------------------------------------------------------------------------------------------------------------------------
 4. Total Fina Elf. S.A.                2.79%                        Oil and Gas Producing                  France
-----------------------------------------------------------------------------------------------------------------------------------
 5. Philips Electronics (KON)           2.79%                        Electronics and Instruments            Netherlands
-----------------------------------------------------------------------------------------------------------------------------------
 6. Ver Ned Uitgevers                   2.23%                        Broadcasting and Publishing            Netherlands
-----------------------------------------------------------------------------------------------------------------------------------
 7. BP Amoco PLC                        2.13%                        Oil-Integrated-International           United Kingdom
-----------------------------------------------------------------------------------------------------------------------------------
 8. San Paolo IMI SPA                   2.11%                        Financial-Banks                        Italy
-----------------------------------------------------------------------------------------------------------------------------------
 9. NTT DoCoMo, Inc                     2.04%                        Telecommunications                     Japan
-----------------------------------------------------------------------------------------------------------------------------------
10. Intershop Comm.                     1.96%                        Business Services                      Germany
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2000

                                                                Inception                                                   Since
                                                                  Date               1 Year       3 Year       5 Year     Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                               2/16/93             14.64%       11.38%       14.70%      13.65%
At Net Asset Value (without sales charge)                                            20.05%       13.10%       15.76%      14.37%
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                                5/1/96             15.65%       10.86%         N/A       12.00%
At Net Asset Value (without sales charge)                                            19.12%       11.96%         N/A       12.80%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell
Portfolio Manager


OBJECTIVE: Long-term capital appreciation

PORTFOLIO: At least 65% in a portfolio of common stocks issued by emerging market companies

INCEPTION: May 1, 1997 NET ASSETS AT JUNE 30, 2000: $41,209,595

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2000?

A. In the first half of 2000, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF)(1) returned -5.00%, while The Guardian Baillie Gifford Emerging Markets Fund returned -0.27%(2) in U.S. Dollar terms.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE AND WHAT WAS YOUR STRATEGY?

A. The quarter has been marked by market volatility, as the correction in the NASDAQ Composite(3) has had varying effects in emerging markets. No one region performed significantly better or worse than the others during the period; indeed in both the first and second quarters their progress was remarkably uniform. As it turned out, the decline in MSCI Latin America Free Index, at 5.1%, was less than the falls in the MSCI Asia Free Index and the MSCI Emerging Europe Index although the differences were marginal.(4) Significant currency moves, with one or two minor exceptions, were notable by their absence.

     Not surprisingly, the Asian markets, which were the greatest beneficiaries of growth in technology and the Internet, were the ones that displayed the most nervousness. In Asia, we managed to sell many of our internet-related holdings before they suffered the worst of the sell-off, but most of our more solid technology holdings also ran into heavy selling and some saw sharp falls in price. Allied to these concerns over momentum and valuation was the prospect of a sharp rise in U.S. interest rates, a hard landing for the economy there, and shrinking demand for the goods supplied by emerging markets. More recently, as the signs of overheating have abated, the markets have recovered some of their poise. Most markets retraced their losses, but India remains almost 20% lower, with software stocks well off their highs. There were also politically induced falls in Indonesia and Thailand (where the Fund has limited exposure).

     Latin American growth continues to improve after a difficult 1999. In recent months, we have been encouraged by the steady stream of purchases of Latin American businesses by multinationals. The multinationals are attracted by the strong market positions and cash flow characteristics of many of these companies. We, like the multinationals, think that corporate valuations are relatively low in the region. This provides an encouraging environment for all equity investors.

--------------------------------------------------------------------------------
"The short term outlook for emerging markets is likely to be dictated by the economic signals emanating from the U.S., as many countries' economies and many companies' profits are currently direct beneficiaries of the strength of US growth."
--------------------------------------------------------------------------------

     In line with trends elsewhere, emerging European equities have been trending downwards over the quarter, hit by weakness in technology, multimedia, and telecom (TMT) stocks. Although the major eastern European countries tended to fall in unison, Hungary and the Czech Republic continued to benefit from strong export demand, improving external balances and controlled inflation. This was in contrast with Poland, which is still suffering from a burgeoning current account deficit, rising inflation and interest rates, and a deteriorating political situation, which has seen the disintegration of the government coalition.

     One of the causes of the Fund's outperformance was its very heavy weighting in these outperforming sectors in the first calendar quarter, and the timely reduction of that overweight position before all the previous gains had been wiped out. The country bets that added most value for the Fund were its extreme underweight in Greece and its overweight in Turkey.

Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. The short term outlook for emerging markets is likely to be dictated by the economic signals emanating from the U.S., as many countries' economies and many companies' profits are currently direct beneficiaries of the strength of

--------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.

(4) The Morgan Stanley Capital International (MSCI) Latin America Free Index is an unmanaged index that is generally considered to be representative of the stock market activity of Latin America. The Morgan Stanley Capital International (MSCI) Asia Free Index is an unmanaged index that is generally considered to be representative of the stock market activity of Asia. The MSCI Latin America Free and Asia Free Indices exclude closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The Morgan Stanley Capital International (MSCI) Emerging Europe Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets in Europe. The MSCI Latin America Free, Asia Free and Emerging Europe indices are not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

--------------------------------------------------------------------------------
12

U.S. growth. A mild deceleration there, without sharp rises in interest rates, would be the most benign scenario. Sectoral themes still seem to be dominant, particularly in Asia, again following the lead of U.S. markets. A cooling of activity in the U.S. is now a given, but the key will be the speed at which it cools. There seems little doubt that a gentle deceleration would provide the best backdrop for emerging markets investment. At the corporate level, opportunities abound. It is becoming easier to find companies whose business models and ethics come up to Western standards, and the recent price falls have been providing chances to pick up bargains.

     Important themes over the next six months may be the progress of China, both in terms of its economic recovery and in terms of the introduction of more new and significant companies to the stock market, and the depth of ongoing reforms in Latin America.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------


                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                              AS OF JUNE 30, 2000

                                [GRAPHIC OMITTED]

 [The following table was represented as a pie chart in the printed material.]

                 Other                            4.93%
                 Cash                             8.26%
                 Europe                          15.60%
                 Latin America                   23.82%
                 Pacific ex Japan                47.39%

------------------------------------------------------------------------------------------------------------------------------------
                                                TOP TEN HOLDINGS AS OF JUNE 30, 2000

    COMPANY                                      PERCENT OF TOTAL NET ASSETS    INDUSTRY                                 COUNTRY
------------------------------------------------------------------------------------------------------------------------------------
 1. Samsung Electronics                                    5.78%                 Semi-Conductors                         South Korea
------------------------------------------------------------------------------------------------------------------------------------
 2. UTI Fund Int'l Ltd                                     4.02%                 Mutual Funds                            India
------------------------------------------------------------------------------------------------------------------------------------
 3. Telefonos de Mexico S.A. ADR                           2.68%                 Telecommunications                      Mexico
------------------------------------------------------------------------------------------------------------------------------------
 4. China Mobile (Hong Kong)                               2.35%                 Telecommunications                      Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
 5. Legend Hldgs. Ltd.                                     1.95%                 Computer Systems                        Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
 6. BATM Advanced Comm. Ltd.                               1.81%                 Business Services                       Israel
------------------------------------------------------------------------------------------------------------------------------------
 7. Winbond Electronic Corp. GDR                           1.78%                 Electronics and Instruments             Taiwan
------------------------------------------------------------------------------------------------------------------------------------
 8. Korea Electric Power Corp. ADR                         1.73%                 Utilities-Electric                      South Korea
------------------------------------------------------------------------------------------------------------------------------------
 9. China Unicom Ltd.                                      1.73%                 Telecommunications                      Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
10. Total Access Comm. Public Co.                          1.64%                 Telecommunications                      Thailand
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS(2) FOR PERIODS ENDED JUNE 30, 2000
                                                                       Inception                                            Since
                                                                         Date             1 Year          3 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                                       5/1/97           29.54%           -0.96%            1.79%
At Net Asset Value (without sales charge)                                                 35.64%            0.57%            3.28%
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                                       5/6/97           28.80%           -2.79%           -0.27%
At Net Asset Value (without sales charge)                                                 32.66%           -1.83%            0.67%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
-----------------------------------------

[PHOTO OMITTED]                             [PHOTO OMITTED]

Thomas G. Sorell, C.F.A.                    Howard W. Chin
Co-Portfolio Manager                        Co-Portfolio Manager


NET ASSETS AT JUNE 30, 2000:  $138,009,598

Q. HOW DID THE FUND PERFORM DURING DURING THE FIRST HALF OF 2000?

A. The Fund had a total return of 3.51%(1) for the six months ended June 30, 2000, outperforming the average fund in our Lipper Intermediate Investment Grade peer group(2), which returned 3.19% for the same period. The group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned 3.99% for the first half of 2000.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. During the first half of 2000, the Federal Reserve remained concerned that rapid U.S. economic growth would result in increased inflationary pressures given tight labor markets and other capacity constraints. Consequently, the Federal Reserve Open Market Committee followed last year's round of tightening, initiated in June 1999, with three additional moves, increasing the Fed Funds rate by a total of 1.0% to 6.50%. As a result, interest rates rose early in the first quarter with the 5-, 10-, and 30-year Treasury rates all peaking near 6.75% and then declining steadily in March as the Treasury announced new projections of large Federal surpluses and its intent to start retiring government debt.

   In addition, turbulence in the equity markets, in March and April, lent support to the Treasury market as investors sought a safe haven from equity volatility. By mid-April, 10- and 30-year Treasury rates had declined by approximately 1.0% to 5.75%. However, as interest rates rose again, approaching first quarter highs of 6.75% in mid-May and then proceeded to decline when evidence appeared that the Federal Reserve's efforts to slow the economy might be succeeding.

--------------------------------------------------------------------------------
"The net result of these events was that on a nominal basis the investment grade fixed income asset class outperformed most equity indices during the first half of the year . . ."
--------------------------------------------------------------------------------

     The first half of 2000 came to a close with long-term interest rates approximately 0.40% to 0.60% lower than they were when the year began, while shorter maturities (under 5 years) were little changed. This phenomenon, referred to as a yield curve inversion, where long-term rates yield less than short-term rates, was in part responsible for the poor performance of non-Treasury securities (spread assets) in the fixed income markets during the first half of 2000.

     Once again we find ourselves recounting the disparate performance between Treasury securities and the other fixed income asset classes: corporate, mortgage-backed, and asset-backed securities. The market for spread assets in many respects resembled the fall of 1998 and performed as poorly, but without a visible financial crisis like the Russian default or the collapse of a well-known hedge fund. While the Lehman Aggregate Bond Index returned 3.99% during the first six months of 2000, the Treasury component of this index earned 5.37%. These returns far exceeded what was earned by similar duration spread assets. By many measures, corporate bonds in the first half of 2000 not only performed more poorly than in 1998 but also actually approached levels not seen since the recession of 1990. The Lehman Corporate Bond Index(4) underperformed Treasuries for the first five months of the year by 3.30%, and not until June did corporate bonds provide a return advantage over similar duration Treasuries. Still, overall, the Lehman Corporate Bond Index returned approximately 2.70% less than similar duration Treasuries.

     This abysmal performance of corporate bonds was due to a combination of factors. The first and most obvious factor was the fear that the Federal Reserve, intent on slowing economic growth, would not succeed in orchestrating a "soft landing" but would instead push the economy into recession or a "hard landing." A second factor was the increasing dichotomy in the equity market with respect to valuations between "old" and "new" economy credits. A majority of the corporate bond market is comprised of traditional "Blue Chip" companies that were experiencing weak stock prices. These companies came under increasing pressure to repurchase stock at the expense of overall creditworthiness. This, in conjunction with increased fears of "event risk," such as leveraged

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.50%, except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or selling shares of the Fund.

(4) The Lehman Corporate Bond Index is an unmanaged index that is generally considered to be representative of corporate bond market activity. The Index is not available for direct investment.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

buyouts for these undervalued companies, led to heightened credit risk. A third factor discussed earlier was the inversion of the Treasury curve, which caused further widening of long corporate spreads.

     Much like the experience of the corporate sector, securitized products (mortgage-backed [MBS], asset-backed [ABS], and commercial mortgage-backed securities [CMBS]) suffered through five months of anemic performance only to regain some ground in June as market participants became more confident that the Fed may be nearing the end of its tightening efforts. For the first half of 2000, the Lehman MBS, ABS and CMBS indices showed positive returns of 3.67%, 3.35% and 3.66% respectively. On the surface, the spread sectors appeared to perform reasonably in line with the overall Lehman Aggregate Bond Index, but when their returns are compared relative to similar-duration Treasuries, their weak showings become apparent. Specifically, the MBS, ABS and CMBS sectors underperformed by -0.51%, -0.26, and -1.22%, respectively.

     The weakness of the securitized products sector in the first half can be attributed to two primary factors: the inversion of the yield curve and the potential for increased regulatory scrutiny of the housing agencies that issue MBS. Since MBS cashflows are spread out all along the curve, they were particularly vulnerable to the effects of a reshaping of the yield curve. Futhermore, as the Treasury buyback program increased concerns over the impending prospects of illiquidity in Treasuries, investors became increasingly doubtful about the validity of using the Treasury curve as the primary benchmark of value and analytical framework for determining relative value. As a result, investors came to expect some premium as compensation for these increased risks.

     On the regulatory front, the debentures and MBS issued by the housing agencies, Fannie Mae and Freddie Mac, came under intense pressure as both Treasury officials, and members of Congress emphasized that the Agency issues did not have the full-faith-and-credit guarantee of the U.S. government and indicated the likelihood of greater scrutiny and regulation. As a result of all the uncertainty, yield spreads on both agency debt and MBS widened sharply.

     The net result of these events was that on a nominal basis the investment grade fixed income asset class outperformed most equity indices during the first half of the year, and did so without the full benefit of the traditional "yield" advantage it enjoys.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A. The Fund employed a very defensive credit strategy throughout the first half of the year. Concerned about increasing credit risk in a Fed tightening environment, the portfolio reduced its exposure to 30-year corporate bonds and increased its exposure to the triple-A rated MBS sector. Corporate credit risk was limited to shorter maturities with more attractive risk/return profiles. The Fund also tended to favor a combination of very short and long duration securities and underweight the intermediate part of the yield curve. As the yield curve inverted, this strategy proved to be successful. While the mortgage-backed sector outperformed corporate bonds, it still underperformed Treasuries; therefore, while the Fund performed well, the overweight in high quality spread assets still reduced the Fund's overall return.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. It now appears that the Federal Reserve is succeeding in slowing the economy and that it may be near the end of the monetary tightening process. However, the risk remains that after the economy slows, inflation trends will require several additional Fed moves which could push the economy into recession. Although this risk seems small and unlikely, it is nonetheless one that would adversely affect the spread asset classes and therefore must be watched. If in fact the Federal Reserve is almost done raising interest rates, we would expect spread assets to once again outperform Treasuries, and fixed income Securities to generally perform well. As the year progresses, our strategy will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocation to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.


--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
-----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2000

                                                      Inception                                                              Since
                                                        Date            1 Year           3 Years          5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                     2/16/93          -0.75%            3.54%            4.46%             4.41%
At Net Asset Value (without sales charge)                                3.93%            5.14%            5.42%             5.06%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
---------------------------------


[PHOTO OMITTED]                                  [PHOTO OMITTED]


Peter J. Liebst                                 Thomas G. Sorell C.F.A.
Co-Portfolio Manager                            Co-Portfolio Manager



NET ASSETS AT JUNE 30, 2000:  $56,935,924

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF THE YEAR 2000?

A. The Guardian High Yield Bond Fund posted a -0.77% return(1) for the first six months of calendar year 2000. This compared favorably to a -1.66% return for the high current yield funds tracked by Lipper Analytical Services.(2) As a measure of the overall high yield market, the Donaldson, Lufkin & Jenrette High Yield Index(3) posted a -1.19% return for the first six months of 2000.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The fixed income markets were negatively impacted over the first half of 2000 by several factors, including rate actions by the Federal Reserve, volatility in the equity markets, rising default rates and the lack of fund flows into the fixed income market. The cumulative effect was a disappointing performance by the overall fixed income market and specifically the high yield asset class.

     The year began with a continuation of the Federal Reserve's concern over signs of inflation developing in the U.S. economy. Addressing these concerns, the Federal Reserve made a series of three rate increases over the first half of 2000, which raised the Fed Funds rate a total of 1.0% during this six month period. These actions resulted in the yield on short-term rates (i.e., 5-year Treasury bonds) rising above the yields on the long-term bond rates (i.e., 30-year Treasury bonds) in January and maintaining this inverted relationship throughout the first half of 2000. This inversion of the yield curve directly impacted the performance of the high yield market, which is characterized by securities maturing within 10 years.

     Compounding the effect of a rising interest rate environment was a highly volatile equity market throughout the second quarter of 2000. The equity market, particularly NASDAQ Securities, is a major component in meeting the capital needs of many issuers in the high yield market. As the equity market traded off in April, investors adjusted their risk/return parameters and began to demand a higher premium over the return on Treasuries for the credit risk inherent in the high yield market. Combined with the lack of positive fund flows into the high yield market and a rising default rate in the second quarter of the year, these market events drove the average yield in the high yield market from 11.91% at the beginning of the year to 13.17% at the end of June 2000. For the first half of 2000, high yield securities under-performed all fixed income asset classes but outperformed the bulk of the equity asset classes.

--------------------------------------------------------------------------------
"The Fund's emphasis on higher quality obligors and limited exposure to issuers operating in cyclical industries contributed to an above-average performance compared to the overall high yield market and the Lipper peer group."
--------------------------------------------------------------------------------

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed income portfolio principally composed of below investment grade securities with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer creditworthiness and risk/return profile, and individual issue relative value. Throughout the first half of 2000, stronger credit quality and larger, more liquid issues were overweighted with an underweighting in issuers operating in cyclical industries. The Fund's emphasis on higher quality obligors and limited exposure to issuers operating in cyclical industries contributed to an above-average performance compared to the overall high yield market and the Lipper peer group. At mid-year, the Fund remains cautious with regard to credit quality and liquidity and therefore, is overweighted in higher-rated issuers while continuing to emphasize issues of larger size. The strategy of underweighting cyclical industries will continue into the

----------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total returns for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted). Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Returns represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2)( Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The DLJ High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the US-dominated high yield debt market. The DLJ High Yield Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

 -------------------------------------------------------------------------------
second half of 2000 while we regularly review and estimate each industry's total return potential.

Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. Recent economic indicators appear to suggest that the economy may be slowing and that the Federal Reserve may, in turn be nearing the end of the monetary tightening process. However, the risk still exists that inflationary trends will persist, requiring further actions by the Fed which may threaten to push the economy into a recession. While this threat appears unlikely at this time, such a sequence of events would negatively affect the performance of the high yield market and, therefore, must be monitored closely. Currently, we continue to favor higher-quality, larger issuers within the high yield market that have demonstrated an ability to access several avenues within the capital markets. We continue to emphasize companies operating in growth industries. If the Federal Reserve is in fact nearing an end to its series of rate increases and the equity markets exhibit stability, we would expect the high yield market to perform well. We will continue to closely monitor the market's many influencing factors and adjust our industry allocations and individual security selections to capture attractive total return opportunities.

--------------------------------------------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
---------------------------------

--------------------------------------------------------------------------------
                      TOP TEN HOLDINGS AS OF JUNE 30, 2000

                                                                   PERCENT
                                                                     OF
       COMPANY                                                 TOTAL NET ASSETS
--------------------------------------------------------------------------------
 1.    Spectrasite Hldgs., Inc.                                     2.23%
--------------------------------------------------------------------------------
 2.    Clearnet Comm., Inc.                                         2.18%
--------------------------------------------------------------------------------
 3.    Orius Capital Corp.                                          2.12%
--------------------------------------------------------------------------------
 4.    Leap Wireless Int'l., Inc.                                   2.04%
--------------------------------------------------------------------------------
 5.    Adelphia Comm. Corp.                                         1.94%
--------------------------------------------------------------------------------
 6.    Focal Comm. Corp.                                            1.85%
--------------------------------------------------------------------------------
 7.    Exodus Comm., Inc.                                           1.83%
--------------------------------------------------------------------------------
 8.    Pierce Leahy Corp                                            1.81%
--------------------------------------------------------------------------------
 9.    Hollywood Casino Corp.                                       1.80%
--------------------------------------------------------------------------------
10.    Globenet Comm. Group Ltd.                                    1.77%
--------------------------------------------------------------------------------

                                 CREDIT QUALITY
                               AS OF JUNE 30, 2000

                               [GRAPHIC OMITTED[

 [The following table was represented as a pie chart in the printed materials.]

           CC                                     0.85%
           BB                                     6.42%
           SHORT-TERM                             9.20%
           CCC                                   12.53%
           B                                     71.00%




------------------------------------------------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2000

                                                                    Inception                             Since
                                                                      Date            1 Year            Inception
------------------------------------------------------------------------------------------------------------------------------------
       Class A Shares (with sales charge)                            9/1/98           -5.44%               1.51%
       At Net Asset Value (without sales charge)                                      -0.98%               4.09%
------------------------------------------------------------------------------------------------------------------------------------
       Class B Shares (with sales charge)                            9/1/98           -4.76%               1.72%
       At Net Asset Value (without sales charge)                                      -1.90%               3.29%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
----------------------------



[PHOTO OMITTED]




Alexander M. Grant, Jr.
Portfolio Manager


OBJECTIVE: Maximum current income exempt from federal taxes, consistent with preservation of capital

PORTFOLIO: At least 80% investment-grade debt obligations issued by state and local authorities

INCEPTION:  February 16, 1993

NET ASSETS AT JUNE 30, 2000:  $101,599,852

Q. HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

A. The Fund produced a total return of 4.75%(1) for the six month period ending June 30, 2000. This is compared to The Lehman Municipal Bond Index,(2) the Fund's benchmark, which produced a total return of 4.48% for the same period.

     Another important comparison that should be used when measuring the Fund's performance is how does it stack up to its peers? Lipper Analytical Services(3) is a good source of this information. The Fund's Lipper peer group of general municipal bond funds returned 4.03% for the six months ended June 30, 2000. In early June, Morningstar(4) placed the Fund in the top 5% of all 273 funds in Morningstar's Municipal National Long category based on its 3-year annualized return as of June 30, 2000.

     As of June 30, 2000, the Fund's 30-day yield was 4.63%. That grosses up to a 7.67% taxable equivalent yield for a person in the highest federal income tax bracket.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. Long-term bond issuance for the first half of 2000 was considerably below the comparable period in the year before. New issue volume through June 30 was $92.24 billion versus $118.75 billion for the same period last year. This was caused by a significant drop-off in refundings. While supply declined, retail investors, traditional institutional buyers and crossover buyers (drawn by the attractiveness of this asset class as compared to other fixed income products) were active in the market. Our strategy was to buy good quality, attractively structured national market names and stay away from "hot" deals where the yield pick up may be at most 0.05%, but the credit quality spread differential was significantly more. On the sell side, we selectively sold retail and institutional blocks when the bids were right in terms of the spread off our benchmarks.

--------------------------------------------------------------------------------
"Long-term bond issuance for the first half of 2000 was considerably below the comparable period in the year before. New issue volume through June 30 was $92.24 billion versus $118.75 billion for the same period last year."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. Since we expect the new issue supply to continue to be subdued, with largely the same pool of buyers, our strategy will continue to be to buy good quality national market names, focusing on structure and credit quality.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Morningstar, Inc. is an independent mutual fund monitoring and rating service, and its database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five- and ten-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
----------------------------

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                              AS OF JUNE 30, 2000

                               [GRAPHIC OMITTED]


   [The following table was depicted as a pie chart in the printed material.]

                OTHER BONDS                              1.83%
                SHORT-TERM                               4.90%
                STATE GENERAL OBLIGATION BONDS           7.09%
                LOCAL GENERAL OBLIGATION BONDS          21.78%
                INSURED BONDS                           31.16%
                REVENUE BONDS                           33.24%


                                 CREDIT QUALITY
                              AS OF JUNE 30, 2000

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                BBB                                       0.50%
                SHORT-TERM                                4.90%
                A                                         7.29%
                AA                                       36.69%
                AAA                                      50.62%



---------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2000

                                                  Inception                                              Since
                                                    Date         1 Year       3 Years      5 Years     Inception
----------------------------------------------------------------------------------------------------------------
    Class A Shares (with sales charge)             2/16/93       -1.49%        2.78%        4.34%         3.54%
    At Net Asset Value (without sales charge)                     3.14%        4.37%        5.30%         4.17%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
---------------------------------

[PHOTO OMITTED]


Alexander M. Grant Jr.
Portfolio Manager


OBJECTIVE: As high a level of current income as is consistent with preservation of capital and liquidity

PORTFOLIO: Short-term money market instruments

INCEPTION: November 3, 1982


NET ASSETS AT JUNE 30, 2000:  $384,760,026

Q. HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

A. As of June 27, 2000, the effective 7-day annualized yield for The Guardian Cash Management Fund was 6.06%.(1) The Fund produced an annualized total return of 5.30%(2) for the half-year ended June 30, 2000. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 6.08%; total return for the same category was 5.43%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. The Guardian Cash Fund is a place for our investors to put their money while they determine their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria.

As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (95.0%) was invested in commercial paper; the balance (5.0%) was invested in repurchase agreements.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). Over the last twelve months, the Fed's policy-making Open Market Committee (FOMC) raised the Fed Funds target rate six times, a combined 1.75%, to a nine year-high of 6.50%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 25 days as of June 27, 2000. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 56 days.

--------------------------------------------------------------------------------
"Money market funds are directly affected by the actions of the
Federal Reserve Board. Over the last twelve months, the Fed's policy-making Open Market Committee (FOMC) raised the Fed Funds target rate six times, a combined 175 basis points, to a nine year-high of 6.50%."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallies, our investors typically transferred cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------

(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. From June 1, 1994 to June 30, 2000, the investment adviser for the Fund has assumed a portion of the operating expenses of the Fund (both Class A and B shares) to the extent they exceeded 0.85% of the Fund's average daily net assets. For the year ending December 31, 2000, the adviser has agreed to assume the ordinary operating expenses of the Fund to the extent the expenses exceed 0.85% and 1.60% of the average daily net assets of the Fund's Class A and Class B shares, respectively. Without these expense reimbursements, the performance figures would have been lower. The total return and yield figures cited represent total return and yield for both Class A and Class B shares. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20

-------------------------------------------------------------------------------
SCHEDULE OF INVESMENTS
-------------------------------------------------------------------------------

June 30, 2000 (Unaudited)

O THE GUARDIAN PARK AVENUE FUND

-------------------------------------------------------------------------------
COMMON STOCKS -- 96.2%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 1.3%
    195,800   Corning, Inc.                                      $   52,841,525
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.1%
     89,500   Affymetrix, Inc.*                                      14,778,688
    309,400   Amgen, Inc.*                                           21,735,350
    191,000   Cephalon, Inc.*                                        11,436,125
    265,300   Enzon, Inc.*                                           11,275,250
     72,700   Genentech, Inc.*                                       12,504,400
    188,200   Human Genome Sciences, Inc.*                           25,101,175
    120,900   Immunex Corp.*                                          5,976,994
    164,800   MedImmune, Inc.*                                       12,195,200
    193,000   Millenium Pharmaceuticals, Inc.*                       21,591,875
     35,700   Myriad Genetics, Inc.*                                  5,286,389
    121,000   Sepracor, Inc.*                                        14,595,625
     64,300   Vertex Pharmaceuticals, Inc.*                           6,775,613
                                                                 --------------
                                                                    163,252,684
-------------------------------------------------------------------------------
BROADCASTING -- 0.3%
    306,500   Infinity Broadcasting Corp.*                           11,168,094
-------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.3%
     74,600   Amdocs Ltd.*                                            5,725,550
    137,800   Amkor Technology, Inc.*                                 4,866,062
                                                                 --------------
                                                                     10,591,612
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 12.7%
    125,000   Adobe Systems, Inc.                                    16,250,000
    105,600   Advent Software, Inc.*                                  6,811,200
    433,000   BEA Systems, Inc.*                                     21,406,438
    229,300   BroadVision, Inc.*                                     11,651,306
     44,400   Check Point Software Technologies Ltd.*                 9,401,700
    104,800   Computer Associates Int'l., Inc.                        5,364,450
     44,500   i2 Technologies, Inc.*                                  4,639,820
    176,600   Inktomi Corp.*                                         20,882,950
    119,500   Mercator Software, Inc.*                                8,215,625
    186,000   Mercury Interactive Corp.*                             17,995,500
    102,000   Micromuse, Inc.*                                       16,879,406
  1,946,545   Microsoft Corp.*                                      155,723,600
    995,000   Oracle Corp.*                                          83,642,188
    101,000   Rational Software Corp.*                                9,386,688
    322,300   Saga Systems, Inc.*                                     4,008,606
    174,900   Siebel Systems, Inc.*                                  28,607,081
    254,200   Symantec Corp.*                                        13,710,912
    149,700   TIBCO Software, Inc.*                                  16,052,986
    178,530   VeriSign, Inc.*                                        31,510,545
     90,525   VERITAS Software Corp.*                                10,230,739
    188,400   Vitria Technology, Inc.*                               11,515,950
                                                                 --------------
                                                                    503,887,690
-------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 9.7%
    304,200   Apple Computer, Inc.*                                  15,932,475
    598,100   Compaq Computer Corp.                                  15,288,931
     89,400   Comverse Technology, Inc.*                              8,314,200
    930,700   Dell Computer Corp.*                                   45,895,144
    144,800   Efficient Networks, Inc.*                              10,651,850
  1,053,600   EMC Corp.*                                             81,061,350
    375,300   Hewlett Packard Co.                                    46,865,587
    739,000   Int'l. Business Machines                               80,966,688
     70,400   Network Appliance, Inc.*                                5,667,200
    214,000   NVIDIA Corp.*                                          13,602,375
     55,900   QLogic Corp.*                                           3,692,894
     77,600   SanDisk Corp.*                                          4,748,150
    564,800   Sun Microsystems, Inc.*                                51,361,500
                                                                 --------------
                                                                    384,048,344
-------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 0.9%
    265,800   Andrx Corp.*                                           16,990,434
    206,300   Regeneron Pharmaceuticals, Inc.*                        6,150,319
    517,200   Tenet Healthcare Corp.                                 13,964,400
                                                                 --------------
                                                                     37,105,153
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 4.8%
    164,800   American Power Conversion Corp.*                        6,725,900
    185,900   Arrow Electronics, Inc.*                                5,762,900
    127,000   Avnet, Inc.                                             7,524,750
    195,480   Flextronics Int'l. Ltd.*                               13,427,033
  2,571,900   General Electric Co.                                  136,310,700
    487,400   SCI Systems, Inc.*                                     19,099,987
                                                                 --------------
                                                                    188,851,270
-------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.5%
     99,800   Jabil Circuit, Inc.*                                    4,952,575
     41,500   PerkinElmer, Inc.*                                      2,676,966
    131,400   Sanmina Corp.*                                         11,234,700
                                                                 --------------
                                                                     18,864,241
-------------------------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 8.5%
    354,000   Analog Devices, Inc.*                                  26,904,000
    331,400   Atmel Corp.*                                           12,220,375
    232,000   AVX Corp.                                               5,321,500
    161,400   Burr-Brown Corp.*                                      13,991,363
     85,500   Chartered Semiconductor Mfg. Ltd.*                      7,695,000
     54,300   Cree, Inc.*                                             7,249,050
     43,000   EPCOS AG*                                               4,235,500
    166,300   Integrated Device Technology, Inc.*                     9,957,213
  1,142,800   Intel Corp.                                           152,778,075
     36,900   Intersil Hldgs. Corp.*                                  1,994,906
    240,000   Int'l. Rectifier Corp.*                                13,440,000
    846,600   LSI Logic Corp.*                                       45,822,225
    139,500   LTX Corp.*                                              4,873,781
    145,500   Microchip Technology, Inc.*                             8,477,648
    124,200   Palm, Inc.*                                             4,145,175
    143,400   STMicroelectronics N.V.                                 9,204,488
    177,792   Taiwan Semiconductor Mfg. Co.
                Ltd. ADS*                                             6,889,440
     62,500   Taiwan Semiconductor Mfg. Co. Ltd.
                ADS (new)*                                            2,425,781
                                                                 --------------
                                                                    337,625,520
-------------------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.1%
    166,700   Tosco Corp.                                             4,719,694
-------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 2.4%
  1,276,700   Walt Disney Co.*                                       49,551,919
    209,800   Time Warner, Inc.                                      13,505,875
    453,976   Viacom, Inc.*                                          30,955,488
                                                                 --------------
                                                                     94,013,282
-------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.8%
    325,300   Bank of New York, Inc.*                                15,126,450
  1,916,000   Citigroup, Inc.                                       115,439,000
    414,900   Mellon Financial Corp.*                                15,117,919
    173,019   Premier National Bancorp, Inc.                          2,249,247
                                                                 --------------
                                                                    147,932,616
-------------------------------------------------------------------------------
FINANCIAL-OTHER -- 4.6%
    463,500   American Express Co.                                   24,159,937
    280,000   Countrywide Credit Industries, Inc.*                    8,487,500
    218,666   Legg Mason, Inc.                                       10,933,300
    394,700   Lehman Brothers Hldgs., Inc.                           37,323,819
    295,500   Merrill Lynch & Co., Inc.                              33,982,500
    615,400   Morgan Stanley Dean Witter & Co.                       51,232,050
    466,357   Charles Schwab Corp.                                   15,681,271
                                                                 --------------
                                                                    181,800,377
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.8%
    347,400   Charter One Financial, Inc.                        $    7,990,200
    380,100   Golden West Financial Corp.*                           15,512,831
    248,800   Washington Mutual, Inc.*                                7,184,100
                                                                 --------------
                                                                     30,687,131
-------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 0.8%
    140,500   Best Buy, Inc.*                                         8,886,625
     28,200   Borders Group, Inc.*                                      438,862
    300,000   Starbucks Corp.*                                       11,456,250
    273,000   United Stationers, Inc.*                                8,838,375
                                                                 --------------
                                                                     29,620,112
-------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.2%
     91,300   Omnicom Group, Inc.                                     8,131,406
-------------------------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.3%
    165,900   Coastal Corp.                                          10,099,163
-------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.9%
    309,200   Apache Corp.                                           18,184,825
    232,600   Burlington Resources, Inc.                              8,896,950
    225,400   EOG Resources, Inc.*                                    7,550,900
    241,200   Newfield Exploration Co.*                               9,436,950
    501,200   Talisman Energy, Inc.*                                 16,602,250
    152,100   Vastar Resources, Inc.                                 12,491,213
                                                                 --------------
                                                                     73,163,088
-------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.7%
    160,900   B.J. Svcs. Co.*                                        10,056,250
    172,300   Cooper Cameron Corp.*                                  11,371,800
    203,600   Global Marine, Inc.*                                    5,738,975
    289,800   Halliburton Co.                                        13,674,938
    281,200   Noble Drilling Corp.*                                  11,581,925
    395,400   Santa Fe Int'l. Corp.                                  13,814,287
    268,200   Schlumberger Ltd.                                      20,014,425
    152,609   Transocean Sedco Forex, Inc.                            8,155,043
    305,500   Weatherford Int'l., Inc.*                              12,162,719
                                                                 --------------
                                                                    106,570,362
-------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.2%
    165,000   Kerr-McGee Corp.                                        9,724,688
-------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.6%
    699,700   Exxon Mobil Corp.                                      54,926,450
    799,200   Royal Dutch Petroleum Co.                              49,200,750
                                                                 --------------
                                                                    104,127,200
-------------------------------------------------------------------------------
PUBLISHING-NEWS -- 0.2%
    128,500   Dow Jones & Co., Inc.*                                  9,412,625
-------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.6%
    529,400   Advanced Micro Devices, Inc.*                          40,896,150
    475,800   Kemet Corp.*                                           11,924,737
    480,200   Micron Technology, Inc.*                               42,287,612
    444,900   National Semiconductor Corp.*                          25,248,075
    516,450   Vishay Intertechnology, Inc.*                          19,592,822
                                                                 --------------
                                                                    139,949,396
-------------------------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 6.8%
    298,300   Altera Corp.*                                          30,407,956
    193,100   Applied Micro Circuits Corp.*                          19,068,625
     85,900   Conexant Systems, Inc.*                                 4,176,888
    507,600   Cypress Semiconductor Corp.*                           21,446,100
    407,000   Micrel, Inc.*                                          17,679,062
    100,700   PMC-Sierra, Inc.*                                      17,893,131
     48,600   RF Micro Devices, Inc.*                                 4,258,575
    217,800   Semtech Corp.*                                         16,658,297
    772,800   Texas Instruments, Inc.                                53,081,700
    159,450   Transwitch Corp.*                                      12,307,547
     56,600   TriQuint Semiconductor, Inc.*                           5,415,912
    134,200   Vitesse Semiconductor Corp.*                            9,872,088
    706,200   Xilinx, Inc.*                                          58,305,637
                                                                 --------------
                                                                    270,571,518
-------------------------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 3.2%
     58,200   Advanced Energy Industries, Inc.*                       3,430,163
    318,839   Agilent Technologies, Inc.*                            23,514,376
    387,400   Applied Materials, Inc.*                               35,108,125
    267,600   Credence Systems Corp.*                                14,768,175
    221,800   KLA-Tencor Corp.*                                      12,989,163
    289,800   Lam Research Corp.*                                    10,867,500
     89,600   Novellus Systems, Inc.*                                 5,068,000
    277,500   Teradyne, Inc.*                                        20,396,250
                                                                 --------------
                                                                    126,141,752
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
    198,075   AT & T Corp.                                            6,264,122
    191,400   AT & T Wireless Group*                                  5,335,275
    216,000   McLeodUSA, Inc.*                                        4,468,500
    822,300   Qwest Comm. Int'l., Inc.*                              40,858,031
    153,700   U S West, Inc.                                         13,179,775
                                                                 --------------
                                                                     70,105,703
-------------------------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 13.1%
    234,500   American Tower Corp.*                                   9,775,719
    112,000   Bookham Technology PLC*                                 6,636,000
     66,700   Brocade Comm. Systems, Inc.*                           12,238,408
    110,400   Ciena Corp.*                                           18,402,300
  2,164,000   Cisco Systems, Inc.*                                  137,549,250
     74,500   Copper Mountain Networks, Inc.*                         6,565,312
    209,300   Crown Castle Corp.*                                     7,639,450
     86,800   GlobeSpan, Inc.*                                       10,596,381
    404,568   JDS Uniphase Corp.*                                    48,497,589
     85,800   Juniper Networks, Inc.*                                12,489,262
    665,500   Nokia Corp.                                            33,233,406
  1,548,600   Nortel Networks Corp.                                 105,691,950
    227,700   Paradyne Networks, Inc.*                                7,414,481
     95,000   Pinnacle Hldgs., Inc.*                                  5,130,000
    146,600   Proxim, Inc.*                                          14,508,819
    271,600   QUALCOMM, Inc.*                                        16,296,000
     51,200   Redback Networks, Inc.*                                 9,113,600
    405,300   Scientific Atlanta, Inc.                               30,194,850
     72,000   SDL, Inc.*                                             20,533,500
    122,400   Silicon Image, Inc.*                                    6,104,700
                                                                 --------------
                                                                    518,610,977
-------------------------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 3.9%
    125,500   Advanced Fibre Comm., Inc.*                             5,686,719
    730,400   Exodus Comm., Inc.*                                    33,644,050
     83,600   InfoSpace, Inc.*                                        4,618,900
    184,800   Level 3 Comm., Inc.*                                   16,262,400
    243,800   Nextel Comm., Inc.*                                    14,917,513
    337,900   Nextel Partners, Inc.*                                 11,002,869
    222,200   NEXTLINK Comm., Inc.*                                   8,429,712
     42,000   Phone.com, Inc.*                                        2,735,250
    242,400   Primus Telecomm. Group, Inc.*                           6,029,700
    347,200   Sprint Corp.                                           20,658,400
    106,000   Triton PCS Hldgs., Inc.*                                6,121,500
     42,000   Williams Comm. Group*                                   1,393,875
    192,600   Yahoo, Inc.*                                           23,858,325
                                                                 --------------
                                                                    155,359,213
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.1%
     55,200   Calpine Corp.*                                          3,629,400
-------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
               (COST $2,510,434,127)                              3,802,605,836
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
-------------------------------------------------------------------------------
Principal
 Amount                                                                   Value
-------------------------------------------------------------------------------
$29,000,000   Duke Capital Corp.
               7.00%, due 7/5/00                                 $   28,977,444
 32,000,000   UBS Fin. (Delaware), Inc.
               6.92%, due 7/5/00                                     31,975,396
-------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $60,952,840)                                    60,952,840
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
-------------------------------------------------------------------------------
$74,368,000   State Street Bank & Trust Co.
               repurchase agreement, dated
               6/30/00, maturity value $74,408,593
               at 6.55% due 7/3/00(1)
                 (COST $74,368,000)                              $   74,368,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
  (COST $2,645,754,967)                                           3,937,926,676
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.4%                                           14,563,276
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $3,952,489,952
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


-------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

O THE GUARDIAN PARK AVENUE SMALL CAP FUND

-------------------------------------------------------------------------------
COMMON STOCKS -- 90.9%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
     13,200     Newport News Shipbuilding Corp.                    $    485,100
-------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.5%
     14,100     Atlantic Coast Airlines Hldgs.*                         447,675
     11,400     SkyWest, Inc.                                           422,513
                                                                   ------------
                                                                        870,188
-------------------------------------------------------------------------------
AUTO-REPLACEMENT PARTS -- 0.2%
      8,200     Danaher Corp.                                           405,388
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.6%
      2,300     Affymetrix, Inc.*                                       379,788
      8,600     Alkermes, Inc.*                                         405,275
     10,400     Celgene Corp.*                                          612,300
      8,400     Cephalon, Inc.*                                         502,950
     13,300     Enzon, Inc.*                                            565,250
     47,200     Genomic Solutions, Inc.*                                690,300
      4,000     Human Genome Sciences, Inc.*                            533,500
      6,800     Millenium Pharmaceuticals, Inc.*                        760,750
     15,900     Pharmacopeia, Inc.*                                     737,363
     19,000     PRAECIS Pharmaceuticals, Inc.*                          529,625
      4,600     Sepracor, Inc.*                                         554,875
     10,600     SuperGen, Inc.*                                         384,250
                                                                   ------------
                                                                      6,656,226
-------------------------------------------------------------------------------
BROADCASTING -- 4.2%
     14,800     Adelphia Comm. Corp.*                                   693,750
     43,000     Charter Comm., Inc.*                                    706,812
     37,200     Citadel Comm. Corp.*                                  1,299,675
     22,105     Cox Comm., Inc.*                                      1,007,159
     30,600     Cox Radio, Inc.*                                        856,800
     14,800     Entercom Comm. Corp.*                                   721,500
     18,900     Hispanic Broadcasting Corp.*                            626,063
     10,800     OpenTV Corp.*                                           484,650
     30,700     Radio One, Inc.*                                        907,569
     27,200     Spanish Broadcasting Systems, Inc.*                     559,300
                                                                   ------------
                                                                      7,863,278
-------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.5%
     12,400     Martin Marietta Materials, Inc.                         501,425
      8,600     Southdown, Inc.                                         496,650
                                                                   ------------
                                                                        998,075
-------------------------------------------------------------------------------
CHEMICALS -- 1.7%
     30,900     Cabot Corp.                                             842,025
     11,600     Cabot Microelectronics Corp.*                           530,700
     45,000     Cadiz, Inc.*                                            360,000
     22,000     Lubrizol Corp.*                                         462,000
     17,200     Spartech Corp.                                          464,400
     11,400     Symyx Technologies, Inc.*                               485,747
                                                                   ------------
                                                                      3,144,872
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 10.0%
     10,900     Agile Software Corp.*                                   770,494
      7,400     Akamai Technologies, Inc.*                              878,634
     14,400     BEA Systems, Inc.*                                      711,900
     18,600     BroadVision, Inc.*                                      945,112
     11,400     Inet Technologies, Inc.*                                618,450
      6,200     Inktomi Corp.*                                          733,150
     22,600     Intertrust Technologies Corp.*                          464,713
      7,900     Interwoven, Inc.*                                       868,877
     12,550     Kana Comm., Inc.*                                       776,531
     17,300     Macromedia, Inc.*                                     1,672,694
      7,000     Mercury Interactive Corp.*                              677,250
      5,100     Micromuse, Inc.*                                        843,970
     14,100     Portal Software, Inc.*                                  900,637
      6,000     Rational Software Corp.*                                557,625
     12,000     RealNetworks, Inc.*                                     606,750
     11,000     Remedy Corp.*                                           615,484
     10,500     Selectica, Inc.*                                        735,656
      7,900     TIBCO Software, Inc.*                                   847,152
     21,800     Ulticom, Inc.*                                          523,541
     13,200     VeriSign, Inc.*                                       2,329,800
     13,600     Vitria Technology, Inc.*                                831,300
      4,300     webMethods, Inc.*                                       675,906
                                                                   ------------
                                                                     18,585,626
-------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 5.1%
      6,000     Comverse Technology, Inc.                               558,000
     10,000     Entrust Technologies, Inc.*                             827,500
     29,600     Finisar Corp.*                                          775,150
     20,200     Henry Jack & Associates, Inc.                         1,012,525
      8,800     M-Systems Flash Disk Pioneers Ltd.*                     685,300
     21,200     Network Appliance, Inc.*                              1,706,600
     12,600     NVIDIA Corp.*                                           800,887
     23,600     QLogic Corp.*                                         1,559,075
      9,900     SanDisk Corp.*                                          605,756
     15,100     WatchGuard Technologies, Inc.*                          829,556
                                                                   ------------
                                                                      9,360,349
-------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 6.9%
      8,000     Allergan, Inc.                                          596,000
     13,700     Alpharma, Inc.                                          852,825
     13,300     Andrx Corp.*                                            850,161
     13,500     Biovail Corp.*                                          748,406
     20,100     First Health Group Corp.*                               659,531
      6,000     IDEC Pharmaceuticals Corp.*                             703,875
     35,850     IVAX Corp.*                                           1,487,775
     29,350     Jones Pharma, Inc.                                    1,172,166
     16,350     King Pharmaceuticals, Inc.*                             717,356
     19,900     K-V Pharmaceutical Co.*                                 527,350
     10,140     Laboratory Corp. of America Hldgs.*                     782,048
     10,600     Medicis Pharmaceutical Corp.*                           604,200
     38,800     Mylan Laboratories, Inc.                                708,100
     21,000     Tenet Healthcare Corp.                                  567,000
     20,600     Teva Pharmaceutical Industries Ltd.                   1,142,012
      4,700     Waters Corp.*                                           586,619
                                                                   ------------
                                                                     12,705,424
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.9%
     36,500     DDi Corp.*                                            1,040,250
     27,012     Flextronics Int'l.*                                   1,855,387
     19,400     Plexus Corp.*                                         2,192,200
     11,000     RadiSys Corp.*                                          634,791
      9,800     Sanmina Corp.*                                          837,900
     18,000     SCI Systems, Inc.*                                      705,375
                                                                   ------------
                                                                      7,265,903
-------------------------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 4.2%
     18,400     Advanced Micro Devices, Inc.*                         1,421,400
      8,250     Burr-Brown Corp.*                                       715,172
      4,000     Cree, Inc.*                                             534,000
     13,100     Integrated Device Technology, Inc.*                     784,363
     19,000     Intersil Hldg. Corp.*                                 1,027,187
     12,000     Int'l. Rectifier Co.*                                   672,000
     12,900     Quantum Effect Devices, Inc.*                           735,300
     27,000     SCG Hldg. Corp.*                                        590,625
     10,900     Silicon Laboratories, Inc.*                             579,063
      8,400     Silicon Storage Technology, Inc.*                       741,825
                                                                   ------------
                                                                      7,800,935
-------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.8%
     33,200     BB&T Corp.                                              792,650
     15,800     City Nat'l. Corp.                                       549,050
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
     16,600     Comerica, Inc.                                     $    744,925
     17,140     Commerce Bancorp, Inc.                                  788,440
     34,400     Compass Bancshares, Inc.                                586,950
     41,500     Hibernia Corp.*                                         451,312
     14,700     Hudson United Bancorp                                   329,831
     16,700     Silicon Valley Bancshares*                              711,837
     18,200     Southtrust Corp.                                        411,775
     29,200     Southwest Bancorp of Texas, Inc.*                       605,900
     22,400     TCF Financial Corp.                                     575,400
     25,500     Wintrust Financial Corp.*                               393,656
                                                                   ------------
                                                                      6,941,726
-------------------------------------------------------------------------------
FINANCIAL-OTHER -- 3.2%
     36,600     American Capital Strategies Ltd.                        873,825
     21,500     BlackRock, Inc.*                                        623,500
     24,900     Countrywide Credit Industries, Inc.*                    754,781
     19,900     InterCept Group, Inc.*                                  338,300
      7,100     Investment Technology Group, Inc.*                      280,450
     12,500     Legg Mason, Inc.                                        625,000
     24,700     Metris Cos., Inc.                                       620,587
     14,000     Neuberger Berman, Inc.                                  651,000
     25,700     Raymond James Financial, Inc.*                          578,250
     19,800     Waddell & Reed Financial, Inc.*                         649,688
                                                                   ------------
                                                                      5,995,381
-------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 1.9%
     14,100     Bank United Corp.                                       496,144
     34,000     Banknorth Group, Inc.                                   520,625
     21,100     Charter One Financial, Inc.*                            485,300
     24,100     Dime Bancorp, Inc.                                      379,575
     32,700     Golden State Bancorp, Inc.*                             588,600
     16,800     Golden West Financial Corp.                             685,650
     18,400     Richmond County Financial Corp.                         351,900
                                                                   ------------
                                                                      3,507,794
-------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.8%
     16,500     Adolph Coors Co.                                        998,250
     16,000     McCormick & Co., Inc.                                   520,000
                                                                   ------------
                                                                      1,518,250
-------------------------------------------------------------------------------
INSURANCE -- 0.5%
      8,600     Allmerica Financial Corp.*                              450,425
     14,600     Protective Life Corp.*                                  388,725
                                                                   ------------
                                                                        839,150
-------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.5%
      7,100     Eaton Corp.                                             475,700
     14,100     Fluor Corp.                                             445,913
                                                                   ------------
                                                                        921,613
-------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 1.5%
     29,200     BJ's Wholesale Club, Inc.*                              963,600
     28,800     United Stationers, Inc.*                                932,400
     24,700     Zale Corp.*                                             901,550
                                                                   ------------
                                                                      2,797,550
-------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 1.5%
     11,200     American Standards Cos., Inc.*                          459,200
     11,000     Amphenol Corp.*                                         728,062
     16,800     Mettler-Toledo Int'l., Inc.*                            672,000
      7,800     Millipore Corp.                                         587,925
      4,200     PerkinElmer, Inc.*                                      270,922
                                                                   ------------
                                                                      2,718,109
-------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.7%
      6,900     Diamond Technology Partners, Inc.*                      607,200
     24,500     NetRatings, Inc.*                                       627,813
                                                                   ------------
                                                                      1,235,013
-------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 1.3%
     14,700     Lamar Advertising Co.*                                  636,694
      7,700     Learning Tree Int'l.*                                   471,625
     35,000     Optimal Robotics Corp.*                               1,343,125
                                                                   ------------
                                                                      2,451,444
-------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.0%
     20,000     Burlington Resources, Inc.                              765,000
     18,500     Louis Dreyfus Natural Gas Corp.*                        579,281
      9,300     Stone Energy Corp.*                                     555,675
                                                                   ------------
                                                                      1,899,956
-------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.7%
     25,700     B.J. Svcs. Co.*                                       1,606,250
      9,900     Cooper Cameron Corp.*                                   653,400
     13,800     Maverick Tube Corp.*                                    401,925
     16,600     Santa Fe Int'l. Corp.                                   579,963
      7,000     Smith Int'l., Inc.*                                     509,687
     22,800     Veritas DGC, Inc.*                                      592,800
     16,600     Weatherford Int'l., Inc.*                               660,887
                                                                   ------------
                                                                      5,004,912
-------------------------------------------------------------------------------
PUBLISHING-NEWS -- 0.3%
      9,600     Central Newspapers, Inc.*                               607,200
-------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.9%
     25,300     AVX Corp.                                               580,319
     21,900     Kemet Corp.*                                            548,869
     16,200     Vishay Intertechnology, Inc.*                           614,588
                                                                   ------------
                                                                      1,743,776
-------------------------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 8.2%
     18,100     Applied Micro Circuits Corp.*                         1,787,375
      7,700     AudioCodes Ltd.*                                        924,000
     13,400     Centillium Comm., Inc.*                                 924,600
     15,600     Cypress Semiconductor Corp.*                            659,100
     11,550     Exar Corp.*                                           1,007,016
      5,700     GlobeSpan, Inc.*                                        695,845
     11,100     Marvell Technology Group Ltd.*                          632,700
     14,600     Metalink Ltd.*                                          432,525
     12,600     Micrel, Inc.*                                           547,313
      7,900     RF Micro Devices, Inc.*                                 692,237
      8,300     Semtech Corp.*                                          634,820
     15,000     Silicon Image, Inc.*                                    748,125
     15,900     Transwitch Corp.*                                     1,227,281
      5,800     TriQuint Semiconductor, Inc.*                           554,987
     25,200     Virata Corp.*                                         1,502,550
     28,300     Xilinx, Inc.*                                         2,336,519
                                                                   ------------
                                                                     15,306,993
-------------------------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 2.2%
     11,000     Advanced Energy Industries, Inc.*                       648,312
     11,200     Credence Systems Corp.*                                 618,100
     11,900     Helix Technology Corp.                                  464,100
     21,600     KLA-Tencor Corp.*                                     1,264,950
     14,600     Lam Research Corp.*                                     547,500
     12,700     Numerical Technologies, Inc.*                           617,538
                                                                   ------------
                                                                      4,160,500
-------------------------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 10.7%
     13,900     Accelerated Networks, Inc.*                             586,406
      7,500     Aether Systems, Inc.*                                 1,537,500
     12,500     American Tower Corp.*                                   521,094
      5,400     Avanex Corp.*                                           515,700
     12,600     Bookham Technology PLC*                                 746,550
      9,548     Cisco Systems, Inc.*                                    606,901
     26,000     CommScope, Inc.*                                      1,066,000
      6,200     Copper Mountain Networks, Inc.*                         546,375
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
     14,400     Crown Castle Corp. Int'l.*                         $    525,600
     21,000     Dycom Industries, Inc.*                                 966,000
      6,900     E Tek Dynamics, Inc.*                                 1,820,306
      3,700     EXFO Electro-Optical Engr., Inc.*                        96,200
      9,280     JDS Uniphase Corp.*                                   1,112,440
      6,600     Juniper Networks, Inc.*                                 960,712
     10,100     Metasolv Software, Inc.*                                444,400
     16,800     Netro Corp.*                                            963,900
      8,700     New Focus, Inc.*                                        714,487
     10,000     Pinnacle Hldgs., Inc.*                                  540,000
     11,100     Powerwave Technologies, Inc.*                           488,400
      7,300     Redback Networks, Inc.*                               1,299,400
     10,400     Scientific Atlanta, Inc.                                774,800
      4,600     SDL, Inc.*                                            1,311,863
     12,500     Spectrasite Hldgs., Inc.*                               354,688
     18,200     Stratos Lightwave, Inc.*                                507,325
      5,000     Turnstone Systems, Inc.*                                828,359
                                                                   ------------
                                                                     19,835,406
-------------------------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 6.5%
     15,400     Critical Path, Inc.*                                    898,013
     18,500     CTC Comm. Group, Inc.*                                  666,000
     37,000     Exodus Comm., Inc.*                                   1,704,312
      8,200     InfoSpace, Inc.*                                        453,050
     44,884     Metromedia Fiber Network, Inc.*                       1,781,334
     12,800     Next Level Comm., Inc.*                               1,097,600
     21,600     Nextel Partners, Inc.*                                  703,350
     11,700     PanAmSat Corp.*                                         511,144
      6,600     Phone.com, Inc.*                                        429,825
     19,000     Primus Telecomm. Group, Inc.*                           472,625
     12,000     Sycamore Networks, Inc.*                              1,324,500
     13,800     Telecorp PCS, Inc.*                                     556,312
      8,000     Time Warner Telecom, Inc.                               515,000
     14,500     Triton PCS Hldgs., Inc.*                                837,375
                                                                   ------------
                                                                     11,950,440
-------------------------------------------------------------------------------
TRUCKERS -- 0.2%
     28,400     Swift Transportation, Inc.*                             397,600
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 1.0%
     14,800     Calpine Corp.*                                          973,100
     17,700     Energy East Corp.                                       337,406
     24,000     Philadelphia Subn. Corp.                                492,000
                                                                   ------------
                                                                      1,802,506
-------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.4%
      9,300     Equitable Res., Inc.                                    448,725
      7,400     National Fuel Gas Co.                                   360,750
                                                                   ------------
                                                                        809,475
-------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                  (COST $111,320,213)                               168,586,158
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.2%
-------------------------------------------------------------------------------
Principal
 Amount                                                                   Value
-------------------------------------------------------------------------------
$20,820,000     State Street Bank & Trust Co.
                repurchase agreement, dated
                6/30/00, maturity value $20,831,364
                at 6.55% due 7/3/00(1)
                  (COST $20,820,000)                               $ 20,820,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.1%
  (COST $132,140,213)                                               189,406,158
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (2.1)%                                         (3,863,313)
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $185,542,845
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

-------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

O THE GUARDIAN ASSET ALLOCATION FUND

-------------------------------------------------------------------------------
MUTUAL FUNDS -- 64.0%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
EQUITY -- 48.0%
  2,251,544     The Guardian Park Avenue
                  Fund, Class A                                    $137,636,887
FIXED INCOME -- 16.0%
  4,909,404     The Guardian Investment Quality
                  Bond Fund, Class A                                 45,952,019
-------------------------------------------------------------------------------
                TOTAL MUTUAL FUNDS
                  (COST $160,989,539)                               183,588,906
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. GOVERNMENT -- 1.4%
-------------------------------------------------------------------------------
Principal
 Amount                                                                   Value
-------------------------------------------------------------------------------
                U.S. Treasury Bill
$  1,000,000      5.702% due 9/21/00                               $    987,011
     500,000      5.802% due 9/21/00                                    493,391
   1,500,000      5.86% due 9/21/00                                   1,479,978
   1,000,000      6.15% due 11/9/00                                     977,621
-------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT SECURITIES
                  (COST $3,938,001)                                   3,938,001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPTIONS -- 1.0%
-------------------------------------------------------------------------------
Number of
Contracts                                                                 Value
-------------------------------------------------------------------------------
           800  U.S. Treasury Bond Futures
                  Expires August, 2000
                  Exercise price $94
                  (COST $1,464,012)                                $  2,937,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.3%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    7,000,000  Associates First Capital BV
                  6.54% due 7/24/00                                $  6,970,752
     6,000,000  BankAmerica Corp.
                  6.64% due 10/10/00                                  5,888,227
     7,000,000  Equilon Enterprises LLC
                  6.58% due 8/29/00                                   6,924,513
     7,000,000  Ford Motor Credit Co.
                  6.53% due 7/20/00                                   6,975,875
     7,000,000  General Electric Capital Corp.
                  6.54% due 8/18/00                                   6,938,960
     7,000,000  General Motors Acceptance Corp.
                  6.57% due 9/5/00                                    6,915,685
     7,000,000  Govco, Inc.
                  6.70% due 8/24/00                                   6,929,650
     5,300,000  H.J. Heinz Co.
                  6.54% due 8/11/00                                   5,260,524
     7,000,000  Invensys PLC
                  6.58% due 7/25/00                                   6,969,293
     7,000,000  Private Export Funding Corp.
                  6.58% due 10/12/00                                  6,868,217
-------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS
                  (COST $66,641,696)                                  66,641,696
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.4%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$29,675,000     State Street Bank & Trust Co.
                repurchase agreement, dated
                6/30/00, maturity value
                $29,691,198 at 6.55%
                due 7/3/00(1)
                (COST $29,675,000)                                 $ 29,675,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST  $262,708,248)                                              286,781,103
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.1)%                                           (117,931)
-------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $286,663,172
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

-------------------------------------------------------------------------------
SOLD FUTURES CONTRACTS
-------------------------------------------------------------------------------
                                                                    Unrealized
   Contracts         Description                Expiration         Appreciation
-------------------------------------------------------------------------------
      216         S&P 500 Stock Index         September, 2000      $    867,221

At June 30, 2000 The Guardian Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

-------------------------------------------------------------------------------
See notes to financial statements.

O THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

-------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
AUSTRALIA -- 2.3%
  BUSINESS SERVICES -- 0.7%
          33,460    Brambles Industries Ltd.                       $  1,027,272
  ENERGY-MISCELLANEOUS -- 0.6%
          74,300    Broken Hill Ppty.                                   877,594
  FINANCIAL-BANKS -- 0.3%
          28,070    National Australia Bank                             468,331
  FOOD, BEVERAGE AND TOBACCO -- 0.3%
         177,300    Fosters Brewing Group                               498,361
  MERCHANDISING-MASS -- 0.4%
         181,000    Woolworths Ltd.*                                    667,343
                                                                   ------------
                                                                      3,538,901
-------------------------------------------------------------------------------
FINLAND -- 5.5%
  TELECOMMUNICATIONS -- 5.5%
         135,001    Nokia OYJ                                         6,888,933
          33,870    Sonera OYJ                                        1,544,030
                                                                   ------------
                                                                      8,432,963
-------------------------------------------------------------------------------
FRANCE -- 10.5%
  ELECTRONICS AND INSTRUMENTS -- 1.2%
           8,230    Legrand                                           1,846,438
  FINANCIAL-BANKS -- 1.1%
          16,560    BNP Paribas                                       1,593,631
  INSURANCE -- 1.7%
          16,960    AXA UAP                                           2,671,633
  MEDIA AND ENTERTAINMENT -- 1.6%
          35,200    Societe Television Francaise 1                    2,453,198
   OIL AND GAS PRODUCING -- 2.8%
          27,810    Total Fina Elf S.A.                               4,263,965
   RETAIL-FOOD AND DRUG -- 2.1%
          24,280    Aventis S.A.*                                     1,772,120
          20,660    Carrefour                                         1,412,246
                                                                   ------------
                                                                     16,013,231
-------------------------------------------------------------------------------
GERMANY -- 6.2%
   BUSINESS SERVICES -- 2.3%
           6,630    Intershop Comm.*                                  2,993,931
          16,600    T Online*                                           538,051
   CHEMICALS-MISCELLANEOUS -- 1.0%
          37,790    BASF AG                                           1,518,889
   COMPUTER SOFTWARE -- 1.6%
          16,416    SAP AG                                            2,437,052
DRUGS AND HOSPITALS -- 0.3%
          13,590    GEHE AG                                             447,616
   ELECTRONICS AND INSTRUMENTS -- 1.0%
          14,629    Epcos AG*                                         1,459,340
                                                                   ------------
                                                                      9,394,879
-------------------------------------------------------------------------------
HONG KONG -- 3.4%
   COMPUTER SYSTEMS -- 0.3%
         462,000    Legend Hldgs. Ltd.                                  447,450
   CONGLOMERATES -- 0.7%
          77,000    Hutchison Whampoa                                   967,994
   FINANCIAL-BANKS -- 0.5%
         358,600    Bank of East Asia Ltd.                              837,216
   REAL ESTATE -- 1.1%
         156,000    Cheung Kong Hldgs.                                1,715,990
   TELECOMMUNICATIONS -- 0.6%
          58,000    China Mobile*                                       511,513
         148,000    China Unicom Ltd.*                                  312,308
   UTILITIES-ELECTRIC -- 0.2%
         110,500    Hong Kong Electric                                  355,788
                                                                   ------------
                                                                      5,148,259
-------------------------------------------------------------------------------
IRELAND -- 1.5%
   CONSTRUCTION MATERIALS -- 1.5%
         130,800    CRH PLC                                           2,360,134
-------------------------------------------------------------------------------
ITALY -- 4.4%
   FINANCIAL-BANKS -- 3.0%
         178,700    Bipop-Carire SPA                                  1,405,785
         181,460    San Paolo IMI SPA                                 3,220,530
   TELECOMMUNICATIONS -- 1.4%
         206,060    Telecom Italia SPA                                2,104,963
                                                                   ------------
                                                                      6,731,278
-------------------------------------------------------------------------------
JAPAN -- 22.3%
   AUTOMOTIVE -- 1.2%
          40,000    Toyota Motor Corp.                                1,820,838
   CHEMICALS -- 1.1%
         282,000    Sumitomo Chemical                                 1,695,641
   COMMERCIAL SERVICES -- 0.3%
           5,800    Benesse Corp.                                       401,772
   COMPUTER SOFTWARE AND TECHNOLOGY -- 0.4%
           4,200    Softbank Corp.                                      570,001
   COMPUTER SYSTEMS -- 1.4%
          60,000    Fujitsu Ltd.                                      2,075,303
   DRUGS AND HOSPITALS -- 1.4%
          32,000    Takeda Chemical Industries Ltd.                   2,099,053
   ELECTRONICS AND INSTRUMENTS -- 5.2%
           6,200    Hirose Electric Co. Ltd.*                           964,724
         120,000    Hitachi                                           1,730,362
          11,000    Kyocera Corp.                                     1,865,034
           5,800    Rohm Co.                                          1,694,548
          19,800    Sony Corp.                                        1,847,415
   ENGINEERING AND MACHINERIES -- 1.3%
          10,700    SMC Corp.                                         2,011,828
   FINANCIAL-OTHER -- 4.2%
         160,000    Mitsubishi Trading & Brokerage                    1,241,035
          69,000    Nomura Securities Co. Ltd.                        1,687,527
          24,600    Promise Co.                                       1,942,868
     126,000,000    Sanwa Int'l. Financial Ltd.*                      1,196,409
          66,000    Sumitomo Marine & Fire Insurance*                   383,789



   HOUSEHOLD PRODUCTS -- 1.2%
          62,000    Kao Corp.                                         1,893,219
   RETAIL TRADE -- 1.1%
           4,000    Fast Retailing Co. Ltd.*                          1,673,814
   TELECOMMUNICATIONS -- 3.5%
             165    Nippon Tele. & Tel. Corp.                         2,192,639
             115    NTT DoCoMo, Inc.                                  3,110,598
                                                                   ------------
                                                                     34,098,417
-------------------------------------------------------------------------------
NETHERLANDS -- 7.8%
   BROADCASTING AND PUBLISHING -- 2.2%
          65,800    Ver Ned Uitgevers*                                3,398,523
   COMPUTER SERVICES -- 0.6%
          66,040    CMG PLC                                             933,117
   COMPUTER SYSTEMS -- 1.1%
          39,000    ASM Lithography Hldg. NV*                         1,676,244
   ELECTRONICS AND INSTRUMENTS -- 2.8%
          90,380    Philips Electronics (KON)                         4,262,520
   INSURANCE --1.1%
          48,060    Aegon NV                                          1,710,056
                                                                   ------------
                                                                     11,980,460
-------------------------------------------------------------------------------
NEW ZEALAND -- 0.4%
   TELECOMMUNICATIONS -- 0.4%
         183,810    Telecom. Corp. of New Zealand                       642,378
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
* Non-income producing security.             See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
PORTUGAL -- 1.7%
   BUSINESS SERVICES -- 0.8%
                    PT Multimedia SGPS
          20,760    Common*                                        $  1,030,618
          16,660    Rights*                                             127,720
   TRANSPORTATION -- 0.9%
         163,680    Brisa (Auto Estrada)                              1,409,514
                                                                   ------------
                                                                      2,567,852
-------------------------------------------------------------------------------
SINGAPORE -- 0.6%
   PUBLISHING AND PRINTING -- 0.6%
          59,197    Singapore Press Hldgs.                              925,489
-------------------------------------------------------------------------------
SOUTH KOREA -- 1.0%
   ELECTRONICS AND INSTRUMENTS -- 0.5%
           3,500    Samsung Electronics GDR*                            686,000
   UTILITIES-ELECTRIC -- 0.5%
          40,082    Korea Electric Power Corp. ADR*                     739,012
                                                                   ------------
                                                                      1,425,012
-------------------------------------------------------------------------------
SPAIN -- 3.0%
   FINANCIAL-BANKS -- 1.1%
         158,500    Banco Santander Central Hispano S.A.*             1,672,086
   TELECOMMUNICATIONS -- 1.9%
         131,570    Telefonica S.A.*                                  2,826,224
                                                                   ------------
                                                                      4,498,310
-------------------------------------------------------------------------------
SWEDEN -- 4.6%
   CONSTRUCTION AND MINING EQUIPMENTS -- 0.5%
          44,970    Atlas Copco AB                                      841,275
   RETAIL-GENERAL -- 0.4%
          25,710    Hennes & Mauritz                                    536,354
   TELECOMMUNICATIONS -- 3.7%
         288,560    LM Ericsson                                       5,709,039
                                                                   ------------
                                                                      7,086,668
-------------------------------------------------------------------------------
SWITZERLAND -- 4.1%
   BUSINESS SERVICES -- 1.6%
           2,930    Adecco S.A.                                       2,489,413
   DRUGS AND HOSPITALS -- 0.9%
             133    Roche Hldgs. AG                                   1,294,697
   FINANCIAL-BANKS -- 1.6%
          12,070    Credit Suisse Group                               2,400,977
                                                                   ------------
                                                                      6,185,087
-------------------------------------------------------------------------------
TAIWAN -- 0.5%
   ELECTRONICS AND INSTRUMENTS -- 0.5%
          25,530    Winbond Electronics Corp. GDR                       733,987
-------------------------------------------------------------------------------
UNITED KINGDOM -- 17.7%
   CAPITAL EQUIPMENT -- 0.1%
           7,200    Psion PLC                                            69,614
   COMPUTER SOFTWARE -- 0.5%
         100,000    Sage Group                                          809,508
   CONGLOMERATES -- 0.4%
          43,000    Smiths Industries PLC                               559,544
   CONSTRUCTIONS -- 0.9%
         189,000    Hanson PLC                                        1,335,507
   DRUGS AND HOSPITALS -- 2.4%
          85,000    Glaxo Wellcome                                    2,478,381
          92,000    Smithkline Beecham                                1,204,125
   ELECTRONICS -- 0.6%
          35,500    ARM Hldgs. PLC*                                     380,302
          52,000    Electrocomponents                                   531,098
   FINANCIAL-BANKS -- 2.8%
          36,000    Barclays                                            894,968
          45,325    Halifax PLC                                         434,805
         108,000    HSBC Hldgs.                                       1,234,598
          84,000    Lloyds TSB Group PLC                                793,106
          58,564    Royal Bank of Scotland*                             980,061
   FINANCIAL SERVICES -- 1.2%
          70,000    Amvescap PLC                                      1,122,720
          43,000    CGU PLC*                                            715,696
   FOOD, BEVERAGE AND TOBACCO -- 1.0%
         132,800    Imperial Tobacco*                                 1,271,948
          22,929    Whitbread                                           206,428
   INSURANCE -- 0.3%
          33,000    Prudential Corp.                                    483,344
   LEISURE PRODUCTS -- 0.2%
          38,000    Granada Group                                       379,485
   OIL AND GAS -- 0.5%
          96,000    Shell Transport & Trading*                          801,095
   OIL-INTEGRATED-INTERNATIONAL -- 2.1%
         338,760    BP Amoco PLC                                      3,249,742
   TELECOMMUNICATIONS -- 4.7%
          90,000    British Telecom.                                  1,162,968
          24,685    Cable & Wireless Co.                                417,965
          17,000    Energis PLC*                                        637,408
       1,223,650    Vodafone Airtouch PLC                             4,943,516
                                                                   ------------
                                                                     27,097,932
-------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                      (COST $118,128,743)                           148,861,237

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$   2,403,000       State Street Bank & Trust Co.
                    repurchase agreement,
                    dated 6/30/00, maturity
                    value $2,404,051 at 5.25%
                    due 7/3/00(1)
                      (COST $2,403,000)                            $  2,403,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.0%
  (COST $120,531,743)                                               151,264,237
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.0%                                            1,470,607
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $152,734,844
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

-------------------------------------------------------------------------------
See notes to financial statements.             * Non-income producing security.

O THE GUARDIAN BAILLE GIFFORD EMERGING MARKETS FUND

-------------------------------------------------------------------------------
COMMON STOCKS -- 90.9%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
ARGENTINA -- 0.8%
   RETAIL-FOOD -- 0.4%
           19,480    Imp. Y Exp. Patagonia*                        $    175,415
   TELECOMMUNICATIONS -- 0.4%
            5,800    Telecom. Argentina Stet-France
                       Telecom. S.A. ADR                                159,500
                                                                   ------------
                                                                        334,915
-------------------------------------------------------------------------------
BRAZIL -- 8.2%
   FINANCIAL-BANKS -- 0.4%
        1,700,000    Banco Itau S.A.                                    149,404
   FOOD, BEVERAGE AND TOBACCO -- 1.2%
            8,168    Comp. Brasileiras de Dist. ADR                     262,397
           13,000    Comp. Cervejaria Brahma ADR*                       221,000
   GAS DISTRIBUTION -- 0.2%
            6,361    Ultrapar Participacoes S.A. ADR                     63,212
   PAPER PRODUCTS -- 0.6%
            5,600    Aracruz Celulose S.A. ADR                          108,150
            8,884    Votorantim Celulose e Papel S.A. ADR               163,244
   PETROLEUM SERVICES -- 1.6%
           22,000    Petroleo Brasileiro S.A. ADR                       654,758
   REAL ESTATE -- 0.2%
            6,500    Brazil Realty S.A. GDR                              97,311
   RETAIL-APPLIANCES -- 0.6%
           24,500    Globex Utilidades                                  232,842
   TELECOMMUNICATIONS -- 2.0%
       16,000,000    Embratel Participacoes S.A.                        298,087
            5,469    Embratel Participacoes S.A. ADR                    129,205
            5,290    Telecom. Centro Sul Participacoes ADR              167,356
           10,500    Telecom. Norte Leste Participacoes ADR             248,063
            1,501    Telecom. Sudeste Celular
                       Participacoes S.A.                                    27
   TEXTILE-APPAREL AND PRODUCTION -- 0.6%
           83,700    Confeccoes Guararapes S.A.                         232,049
   UTILITIES-ELECTRIC AND WATER -- 0.8%
        9,000,000    Centrais Electricas Brasileiras S.A.*              199,113
            8,600    Comp. Energetica de Minas ADR                      149,425
                                                                   ------------
                                                                      3,375,643
-------------------------------------------------------------------------------
CHILE -- 1.8%
   CHEMICALS -- 0.1%
            2,100    Sociedad Quimica Y Minera
                       de Chile S.A. ADR                                 46,725
   FINANCIAL-BANKS -- 0.5%
           14,000    Banco Santander Chile ADR                          224,000
   MINING -- 0.8%
           60,840    Antofagasta Hldgs.                                 326,802
   MUTUAL FUNDS -- 0.2%
            2,800    Genesis Chile Fund*                                 79,100
   TELECOMMUNICATIONS -- 0.2%
            3,500    Comp. de Telecom. de Chile ADR*                     63,438
                                                                   ------------
                                                                        740,065
-------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.4%
   TELECOMMUNICATIONS -- 0.4%
            9,000    Cesky Telecom. A.S.*                               152,191
-------------------------------------------------------------------------------
EGYPT -- 1.0%
   FOOD, BEVERAGE AND TOBACCO -- 1.0%
           25,000    Al Ahram Beverages Co. S.A.E. GDR*                 429,375
-------------------------------------------------------------------------------
GREECE -- 2.3%
   BROADCASTING AND PUBLISHING -- 0.7%
            8,830    Lambrakis Press S.A.                               258,771
   FINANCIAL-BANKS -- 0.2%
            2,362    Alpha Bank                                          93,187
-------------------------------------------------------------------------------
   TELECOMMUNICATIONS -- 1.4%
           11,500    Hellenic Telecom.
                       Organization S.A. (OTE)                          281,772
           26,600    Panafon Hellenic Telecom. S.A.*                    301,562
                                                                   ------------
                                                                        935,292
-------------------------------------------------------------------------------
HONG KONG -- 7.7%
   COMPUTER SYSTEMS -- 1.9%
          830,000    Legend Hldgs. Ltd.                                 803,861
   CONGLOMERATES -- 0.2%
          300,000    First Pacific Co. Ltd.                             101,982
   ELECTRICAL EQUIPMENT -- 0.5%
        1,500,000    Yixing Xinwei Hldgs. Ltd.*                         188,570
   FINANCIAL-BANKS -- 0.3%
           56,000    Guoco Group                                        112,424
   REAL ESTATE -- 0.7%
           26,000    Cheung Kong Hldgs.                                 285,998
   TELECOMMUNICATIONS -- 4.1%
          110,000    China Mobile (Hong Kong) Ltd.*                     970,111
          338,000    China Unicom Ltd.*                                 713,245
                                                                   ------------
                                                                      3,176,191
-------------------------------------------------------------------------------
HUNGARY -- 2.9%
   CHEMICALS -- 0.3%
            4,100    BorsodChem RT*                                     126,623
   FINANCIAL-BANKS -- 1.0%
            8,250    OTP Bank                                           429,948
   PHARMACEUTICALS -- 0.8%
            6,000    Richter Gedeon VEG                                 323,479
   TELECOMMUNICATIONS -- 0.8%
           46,700    Matav RT                                           324,788
                                                                   ------------
                                                                      1,204,838
-------------------------------------------------------------------------------
INDIA -- 7.0%
   CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.4%
           10,700    Rediff.com India Ltd. ADR*                         149,800
   FINANCIAL-BANKS -- 0.9%
           25,559    ICICI Bank Ltd.*                                   370,605
   MUTUAL FUNDS -- 4.0%
           23,500    UTI Int'l. Ltd.*                                 1,656,750
   TELECOMMUNICATIONS -- 1.1%
           44,000    Mahanagar Telephone Nigam
                       Ltd. GDR*                                        462,000
   TELECOMMUNICATIONS-SPECIALTY -- 0.6%
           11,000    Satyam Infoway Ltd. ADR*                           244,750
                                                                   ------------
                                                                      2,883,905
-------------------------------------------------------------------------------
ISRAEL -- 3.5%
   BUSINESS SERVICES -- 1.9%
            8,600    BATM Advanced Comm. Ltd.                           746,927
   COMPUTER SOFTWARE -- 0.7%
            1,400    Check Point Software Technologies Ltd.*            296,450
   CONGLOMERATES -- 0.4%
           14,000    Clal Industries*                                   167,191
   ELECTRONICS AND INSTRUMENTS -- 0.5%
            7,500    Visionix Ltd.*                                     214,808
                                                                   ------------
                                                                      1,425,376
-------------------------------------------------------------------------------
MALAYSIA -- 4.2%
   FINANCIAL-BANKS -- 2.0%
           62,000    Commerce Asset-Hldg. Berhad                        179,474
          162,600    Malayan Banking Berhad                             658,958
   FOOD, BEVERAGE AND TOBACCO -- 0.1%
           22,000    JT Int'l. Berhad                                    25,126
   TELECOMMUNICATIONS -- 1.6%
          615,000    Technology Resources Inds. Berhad*                 653,842
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* Non-income producing security.             See notes to financial statements.

THE GUARDIAN BAILLE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
   UTILITIES -- 0.5%
           60,000    Tenaga Nasional                               $    195,789
                                                                   ------------
                                                                      1,713,189
-------------------------------------------------------------------------------
MEXICO -- 10.7%
   CONGLOMERATES -- 0.7%
           44,000    Alfa S.A.                                          100,548
            4,000    Fomento Economico Mexicano ADR*                    172,250
   CONSTRUCTION MATERIALS -- 0.7%
           11,512    Cemex S.A. de C.V. ADR                             269,093
   CONSTRUCTIONS -- 0.2%
           79,800    Consorcio Ara S.A. de C.V.*                         94,016
   FINANCIAL-BANKS -- 0.6%
           60,000    Grupo Financiero Banamex Accival
                       S.A. de C.V.*                                    252,285
   FINANCIAL SERVICES -- 0.2%
           69,400    Grupo Financiero Banorte*                           95,860
   FOOD, BEVERAGE AND TOBACCO -- 0.7%
          115,000    Grupo Bimbo S.A. de C.V.                           181,038
           93,100    Grupo Continental                                   94,556
   MEDIA AND ENTERTAINMENT -- 2.1%
          130,000    Corp. Interamericana Entretenimiento*              508,328
            5,000    Grupo Television S.A. de C.V. ADR*                 344,688
   METALS -- 0.6%
           16,600    Tubos de Acero                                     229,291
   PAPER PRODUCTS -- 0.5%
           77,000    Kimberly Clark Mexico                              218,972
   REAL ESTATE -- 0.1%
           33,100    Corp. Geo S.A. de C.V.*                             54,124
   RETAIL TRADE -- 0.5%
           21,500    Grupo Elektra S.A. de C.V. GDR                     220,375
   TELECOMMUNICATIONS -- 3.8%
          168,000    Grupo Carso Global Telecom.*                       479,464
           19,300    Telefonos de Mexico S.A. ADR                     1,102,512
                                                                   ------------
                                                                      4,417,400
-------------------------------------------------------------------------------
PANAMA -- 0.3%
   FINANCIAL-BANKS -- 0.3%
            4,800    Banco Latinoamericano de
                       Exportaciones S.A.                               132,900
-------------------------------------------------------------------------------
PERU -- 0.5%
   FINANCIAL-BANKS -- 0.2%
           11,600    Credicorp Ltd.                                     104,400
   MINING -- 0.3%
            7,100    Comp. de Minas Buenaventura ADR                    122,919
                                                                   ------------
                                                                        227,319
-------------------------------------------------------------------------------
POLAND -- 0.9%
   BROADCASTING AND PUBLISHING -- 0.9%
           14,330    Agora S.A.*                                        378,456
-------------------------------------------------------------------------------
RUSSIA -- 1.1%
   OIL-INTEGRATED-INTERNATIONAL -- 1.1%
            9,100    Lukoil Hldg. ADR*                                  450,450
-------------------------------------------------------------------------------
SOUTH AFRICA -- 3.9%
   FOOD, BEVERAGE AND TOBACCO -- 1.4%
           21,000    Comp. Financiere Richemont AG*                     563,301
   METALS -- 1.6%
           93,000    Kroondal Platinum*                                 212,454
          400,000    Northam Platinum*                                  459,838
   MINING -- 0.9%
           47,600    Anglovaal Mining Ltd.*                             364,805
                                                                   ------------
                                                                      1,600,398
-------------------------------------------------------------------------------
SOUTH KOREA -- 12.9%
   CONSTRUCTIONS -- 0.8%
           12,788    Tae Young Corp.                                    333,742
   ELECTRONIC EQUIPMENT -- 7.6%
           23,577    Sam Hwa Electronics Co.                            256,909
            8,000    Samsung Electro-Mechanics Co.*                     501,513
            7,200    Samsung Electronics                              2,382,727
   FINANCIAL-BANKS -- 0.4%
           14,305    Kookmin Bank GDR*                                  182,746
   FINANCIAL SERVICES -- 0.5%
           24,896    Daishin Securities                                 221,045
   METALS -- 0.6%
            9,700    Pohang Iron & Steel Co. Ltd. ADR                   232,800
   TELECOMMUNICATIONS -- 1.2%
           13,000    SK Telecom Ltd. ADR*                               472,062
   UTILITIES-ELECTRIC -- 1.8%
           23,000    Korea Electric Power Corp. ADR*                    713,706
                                                                   ------------
                                                                      5,297,250
-------------------------------------------------------------------------------
TAIWAN -- 14.0%
   COMPUTER SERVICES -- 1.6%
           10,000    Acer Peripherals, Inc. GDR*                        287,000
           39,000    Trident Microsystems, Inc.*                        351,000
   ELECTRONICS AND INSTRUMENTS -- 10.6%
          123,061    Accton Technology Corp. GDR*                       541,470
           57,120    Asustek Computer, Inc.                             472,204
           51,800    Hon Hai Precision*                                 468,687
           95,659    Taiwan Secom                                       146,018
          133,260    Taiwan Semiconductor*                              633,229
          197,040    United Micro Electronic*                           548,313
           24,000    Via Technologies, Inc.*                            371,033
           25,530    Winbond Electronic Corp. GDR*                      733,988
           57,000    Yageo Corp. GDR*                                   467,400
   FINANCIAL SERVICES -- 0.8%
          254,400    China Development Industrial Bank*                 339,476
   TRANSPORTATION -- 1.0%
           42,000    Evergreen Marine Corp. GDR*                        412,650
                                                                   ------------
                                                                      5,772,468




-------------------------------------------------------------------------------
THAILAND -- 1.8%
   REAL ESTATE -- 0.2%
          528,000    Golden Land Ppty.*                                  80,868
   TELECOMMUNICATIONS -- 1.6%
          168,000    Total Access Comm. Public Co.*                     675,360
                                                                   ------------
                                                                        756,228
-------------------------------------------------------------------------------
TURKEY -- 4.5%
   BROADCASTING AND PUBLISHING -- 1.6%
       21,250,000    Dogan Yayin Hldg. A.S.*                            359,638
       32,470,000    Hurriyet Gazetecilik ve
                       Matbaacilik A.S.*                                314,016
   ELECTRONIC EQUIPMENT -- 1.0%
        1,374,000    Vestel Elektronik Sanayi ve
                       Ticaret A.S.*                                    415,246
   FINANCIAL-BANKS -- 0.9%
          121,400    Haci Omer Sabanci Hldgs. S.A. ADR                  355,095
   RETAIL-APPLIANCES -- 1.0%
        8,025,000    Arcelik A.S.                                       394,514
                                                                   ------------
                                                                      1,838,509
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
See notes to financial statements.             * Non-income producing security.

THE GUARDIAN BAILLE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
VENEZUELA -- 0.5%
   TELECOMMUNICATIONS -- 0.5%
            8,000    Comp. Anonima Nacional Telefonos
                       de Venezuela ADR                            $    217,500
-------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                       (COST $32,787,581)                            37,459,858
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.9%
-------------------------------------------------------------------------------
            3,800    Comp. Vale do Rio Doce*                       $    107,247
          288,978    Itausa - Investimentos Itau S.A.                   280,406
-------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCKS
                       (COST $234,346)                                  387,653
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$  2,545,000         State Street Bank & Trust Co.
                     repurchase agreement,
                     dated 6/30/00, maturity
                     value $2,546,113 at 5.25%
                     due 7/3/00(1)
                       (COST $2,545,000)                           $  2,545,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.0%
   (COST $35,566,927)                                                40,392,511
CASH, RECEIVABLES AND OTHER ASSETS
    LESS LIABILITIES -- 2.0%                                            817,084
-------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $ 41,209,595
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

-------------------------------------------------------------------------------
* Non-income producing security.             See notes to financial statements.

O THE GUARDIAN INVESTMENT QUALITY BOND FUND

-------------------------------------------------------------------------------
ASSET BACKED -- 4.6%
-------------------------------------------------------------------------------
Principal
 Amount                                                                 Value
-------------------------------------------------------------------------------
$ 2,000,000    Advanta Mortgage Loan Tr.
                 1997-2 A5
                 7.25% due 6/25/27                                 $  1,960,800
    405,767    Amresco 1997-1 M1F
                 7.42% due 3/25/27                                      393,322
  1,300,000    Centex Home Equity Loan Tr.
                 1999-2 A4
                 6.60% due 1/25/28                                    1,219,036
  1,400,000    Contimortgage Home Equity Loan Tr.
                 1999-1 A3
                 6.17% due 5/25/21                                    1,328,866
  1,400,000    Countrywide 2000-1 AF3
                 7.83% due 7/25/25                                    1,402,618
-------------------------------------------------------------------------------
               TOTAL ASSET BACKED
                 (COST $6,421,536)                                    6,304,642
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED -- 3.0%
-------------------------------------------------------------------------------
$ 1,400,000    Prudential Securities Secd. Fin. Corp.
                 2000-Cl A1
                 7.617% due 6/15/09                                $  1,408,805
  2,836,086    TIAA Retail Comm'l. Mortgage Tr.
                 1999-Cl A
                 7.17% due 10/15/07+                                  2,798,706
-------------------------------------------------------------------------------
               TOTAL COMMERCIAL MORTGAGE BACKED
                 (COST $4,177,772)                                    4,207,511
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CORPORATE BONDS -- 23.7% AEROSPACE AND DEFENSE -- 1.0%
-------------------------------------------------------------------------------
$ 1,400,000    Raytheon Co.
                 8.20% due 3/1/06+                                 $  1,421,729
-------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 2.0%
  2,800,000    Limestone Electronics Tr.
                 8.625% due 3/15/03+                                  2,822,722
-------------------------------------------------------------------------------
ENERGY -- 1.7%
  1,000,000    Occidental Petroleum Corp.
                 7.65% due 2/15/06                                      994,373
  1,300,000    Phillips Petroleum Co.
                 8.75% due 5/25/10                                    1,376,513
                                                                   ------------
                                                                      2,370,886
-------------------------------------------------------------------------------
ENTERTAINMENT-CABLE-MEDIA -- 3.6%
  1,000,000    Cox Comm., Inc.
                 7.875% due 8/15/09                                     997,937
  1,400,000    CSC Hldgs., Inc.
                 8.125% due 7/15/09                                   1,362,438
  1,325,000    Time Warner Entertainment Co.
                 7.25% due 9/1/08                                     1,279,782
  1,325,000    Time Warner, Inc.
                 7.48% due 1/15/08                                    1,294,322
                                                                   ------------
                                                                      4,934,479
-------------------------------------------------------------------------------
FINANCIAL-OTHER -- 1.0%
  1,400,000    Lehman Brothers Hldgs., Inc.
                 6.50% due 10/1/02                                    1,366,064
-------------------------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 1.1%
  1,600,000    Mallinckrodt, Inc.
                 6.30% due 3/15/11+                                   1,578,565
-------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 1.8% Saks, Inc.
  1,400,000      7.00% due 7/15/04                                    1,256,678
  1,400,000      7.25% due 12/1/04                                    1,257,778
                                                                   ------------
                                                                      2,514,456
-------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.9%
  1,250,000    Aramark Svcs., Inc.
                 6.75% due 8/1/04                                     1,184,725
-------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.9%
  1,250,000 Ikon Capital, Inc.
                 6.73% due 6/15/01                                    1,228,442
-------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.0%
  2,800,000    YPF Sociedad Anonima
                 7.25% due 3/15/03                                    2,716,000
-------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.0%
  1,325,000    Int'l. Paper Co.
                 8.125% due 7/8/05+                                   1,336,689
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.6%
               Deutsche Telekom Int'l. Finance BV
  1,400,000      8.00% due 6/15/10                                    1,414,322
  1,400,000      8.25% due 6/15/30                                    1,421,813
               GTE Corp.
  1,400,000      6.94% due 4/15/28                                    1,378,412
  1,300,000      7.51% due 4/1/09                                     1,148,081
  1,400,000    Vodafone Airtouch PLC
                 7.75% due 2/15/10+                                   1,388,033
    950,000    Williams Comm. Group
                 10.875% due 10/1/09                                    928,625
                                                                   ------------
                                                                      7,679,286





-------------------------------------------------------------------------------
WASTE SERVICES -- 1.1%
  1,600,000    USA Waste Svcs., Inc.
                 6.125% due 7/15/01                                   1,549,274
-------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS
                 (COST $32,999,064)                                  32,703,317
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.9%
-------------------------------------------------------------------------------

$ 1,412,019    GE Capital Mortgage Svcs., Inc.
                 1996-3 A7 7.00% due 3/25/26                       $  1,340,091
  2,614,347    Norwest Asset Securities
                 2000-2 A1                                            2,591,498
  1,483,162    PNC Mortgage Securities Corp.
                 1998-10 A17                                          1,423,672
-------------------------------------------------------------------------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (COST $5,424,342)                                    5,355,261
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 38.2%
-------------------------------------------------------------------------------
               FHLMC
$ 3,100,000      7.00%, (30 yr. TBA)(a)                            $  2,993,438
    979,085      6.50% due 5/1/29                                       924,853
  1,201,712      6.50% due 8/1/29                                     1,134,680
     75,476      7.00% due 8/1/08                                        74,532
               FNMA
  1,800,000      6.00%, (15 yr. TBA)(a)                               1,702,125
  1,800,000      7.00%, (15 yr. TBA)(a)                               1,765,125
 10,700,000      7.00%, (30 yr. TBA)(a)                              10,322,162
  9,250,000      7.50%, (30 yr. TBA)(a)                               9,110,898
  6,350,000      8.00%, (30 yr. TBA)(a)                               6,373,813
  3,500,000      8.50%, (30 yr. TBA)(a)                               3,562,342
    547,519      6.50% due 7/1/11                                       530,179
  1,839,412      6.50% due 11/1/28                                    1,735,670
     50,282      7.00% due 2/1/09                                        49,628
     20,585      7.00% due 6/1/12                                        20,218
     20,111      7.00% due 7/1/12                                        19,752
    269,109      7.00% due 12/1/12                                      264,314
     26,637      7.00% due 8/1/23                                        25,870
     27,015      7.00% due 10/1/27                                       26,116
    440,116      7.00% due 12/1/28                                      425,064
      3,803      7.50% due 5/1/27                                         3,757
-------------------------------------------------------------------------------
+ Rule 144A restricted security.

-------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Principal
 Amount                                                                   Value
-------------------------------------------------------------------------------
               GNMA

$ 9,800,000      8.00%, (30 yr. TBA)(a)                            $  9,901,058
  1,910,389      6.50% due 4/15/29                                    1,813,112
-------------------------------------------------------------------------------
               TOTAL MORTGAGE PASS-THROUGHS
                 (COST $52,793,993)                                  52,778,706
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SOVEREIGN DEBT -- 1.0%
-------------------------------------------------------------------------------
$ 1,400,000    Quebec Province CDA
                 7.50% due 9/15/29
                 (COST $1,347,721)                                 $  1,372,823
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES -- 20.6%
-------------------------------------------------------------------------------
               FNMA
$ 5,050,000      7.25% due 1/15/10                                 $  5,091,228
  1,350,000      7.25% due 5/15/30                                    1,374,424
               U.S. Treasury Bonds
  1,825,000      5.25% due 2/15/29                                    1,619,118
  1,500,000      6.00% due 2/15/26                                    1,466,250
  1,540,000      6.125% due 11/15/27                                  1,535,188
  3,400,000      6.125% due 8/15/29                                   3,436,125
  1,500,000      6.25% due 2/15/16                                    1,943,437
  1,250,000      6.625% due 2/15/27                                   1,325,391
               U.S. Treasury Notes
  1,750,000      4.25% due 11/15/03                                   1,641,719
    950,000      5.50% due 2/15/08                                      909,625
  1,350,000      6.50% due 8/15/05                                    1,364,344
  2,105,000      6.50% due 2/15/10                                    2,176,703
  1,400,000      6.625% due 5/15/07                                   1,428,875
  3,000,000      6.75% due 5/15/05                                    3,070,315
-------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCIES
                 (COST $27,949,221)                                  28,382,742
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 33.3%
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.6%
$   748,000    British Aerospace
                 6.60% due 8/6/00(a)                               $    741,692
-------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 3.6%
  5,000,000    Martin Marietta Materials, Inc.
                 6.57% due 7/17/00(a)                                 4,985,400
-------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 1.5%
  2,000,000    Xerox Corp.
                 6.72% due 7/20/00(a)                                 1,992,907
-------------------------------------------------------------------------------
CONGLOMERATES -- 2.5%
  3,500,000    Invensys PLC
                 6.63% due 7/17/00(a)                                 3,489,687
-------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.6%
  5,000,000    Baus Funding LLC
                 6.52% due 7/17/00(a)                                 4,985,511
-------------------------------------------------------------------------------
FINANCIAL-OTHER -- 13.6%
  5,015,000    Amsterdam Funding Corp.
                 6.59% due 7/24/00(a)                                 4,993,885
  5,000,000    Duke Capital Corp.
                 6.59% due 7/24/00(a)                                 4,978,949
  1,500,000    General Electric Capital Corp.
                 6.54% due 7/20/00(a)                                 1,494,822
  2,320,000    John Deere Capital Corp.
                 6.54% due 7/17/00(a)                                 2,313,256
  5,000,000    Textron Fin. Corp.
                 6.57% due 7/17/00(a)                                 4,985,400
                                                                   ------------
                                                                     18,766,312
-------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 3.6%
  5,000,000 Target Corp.
                 6.57% due 7/17/00(a)                                 4,985,400
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.3%
  6,000,000    AT & T Capital Corp.
                 6.50% due 7/17/00(a)                                 5,982,667
-------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
                 (COST $45,929,576)                                  45,929,576
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
-------------------------------------------------------------------------------
$ 5,667,000    State Street Bank & Trust Co.
               repurchase agreement,
               dated 6/30/00, maturity
               value $5,670,093 at 6.55%
               due 7/3/00(1)
                 (COST $5,667,000)                                 $  5,667,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 132.4%
  (COST $182,710,225)                                               182,701,578
PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY SECURITIES(A) -- (33.0)%                         (45,582,041)
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.6%                                       890,061
-------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $138,009,598
-------------------------------------------------------------------------------




(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

-------------------------------------------------------------------------------
                                             See notes to financial statements.
34

O THE GUARDIAN HIGH YIELD BOND FUND

-------------------------------------------------------------------------------
CORPORATE BONDS -- 91.2%
-------------------------------------------------------------------------------
                                                   Rating
Principal                                         Moody's/
 Amount                                             S&P*                  Value
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.1%
$      670,000    K & F Ind., Inc.
                  Sr. Sub. Nt. Ser. B
                  9.25% due 10/15/07              B3/B-             $   633,150
-------------------------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 2.2%
       350,000    CD Radio, Inc.
                  Secd. Nt.
                  14.50% due 5/15/09              NR/CCC+               322,000
       670,000    Spanish Broadcasting Sys., Inc.
                  Sr. Sub. Nt.
                  9.625% due 11/1/09              B3/B-                 666,650
       330,000    XM Satellite Radio, Inc.
                  Sr. Secd. Nt.
                  14.00% due 3/15/10              NR/NR                 290,400
                                                                    -----------
                                                                      1,279,050
-------------------------------------------------------------------------------
CABLE AND WIRELESS VIDEO -- 9.1%
                  470,000 Adelphia Comm. Corp.
                  Sr. Nt.
                  9.375% due 11/15/09             B1/B+                 434,750
       670,000    Adelphia Comm. Corp.
                  Sr. Nt. Ser. B
                  10.50% due 7/15/04              B1/B+                 670,000
       670,000    Charter Comm. Hldgs. LLC
                  Sr. Nt.
                  10.25% due 1/15/10              B2/B+                 648,225
     1,050,000    Classic Cable, Inc.
                  Sr. Sub. Nt.
                  10.50% due 3/1/10               B3/B-                 968,625
       700,000    Echostar Comm. Corp.
                  Conv.+
                  4.875% due 1/1/07               NR/NR                 661,500
       500,000    Echostar DBS Corp.
                  Sr. Nt.
                  9.375% due 2/1/09               B2/B                  480,000
     1,000,000    Pegasus Comm. Corp.
                  Sr. Nt. Ser. B
                  9.625% due 10/15/05             B3/CCC+               965,000
       440,000    United Pan-Europe Comm.
                  Sr. Nt. Ser. B
                  11.50% due 2/1/10               B2/B                  391,600
                                                                    -----------
                                                                      5,219,700
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.1%
     1,000,000    Bell Sports, Inc.
                  Sr. Sub. Nt. Ser. B
                  11.00% due 8/15/08              B3/B-                 995,000
       500,000    Pillowtex Corp.
                  Sr. Sub. Nt.
                  10.00% due 11/15/06             B2/CC                 175,000
       750,000    St. John Knits Int'l., Inc.
                  Sr. Sub. Nt.+
                  12.50% due 7/1/09               B3/B-                 714,375
     1,000,000    Twin Laboratories, Inc.
                  Sr. Sub. Nt.
                  10.25% due 5/15/06              B3/B+                 995,000
                                                                    -----------
                                                                      2,879,375
-------------------------------------------------------------------------------
DIVERSIFIED MEDIA -- 3.1%
     1,000,000    American Media Operations
                  Sr. Sub. Nt.
                  10.25% due 5/1/09               B2/B-                 980,000
     1,000,000    Cinemark USA, Inc.
                  Sr. Sub. Nt. Ser. B
                  9.625% due 8/1/08               B2/B                  520,000
     1,000,000    Regal Cinemas, Inc.
                  Sr. Sub. Nt.
                  9.50% due 6/1/08                Ca/B-                 240,000
                                                                    -----------
                                                                      1,740,000
-------------------------------------------------------------------------------
EXPLORATION AND PRODUCTION -- 5.0%
       670,000    Belco Oil & Gas Corp.
                  Sr. Sub. Nt. Ser. B
                  8.875% due 9/15/07              B1/B                  619,750
       350,000    Belden & Blake Corp.
                  Sr. Sub. Nt. Ser. B
                  9.875% due 6/15/07              Caa3/CCC-             254,625
       660,000    Chesapeake Energy Corp.
                  Sr. Nt. Ser. B
                  9.625% due 5/1/05               B2/B                  640,200
       670,000    Cliffs Drilling Co.
                  Sr. Sub. Nt. Ser. B
                  10.25% due 5/15/03              Ba3/BB-               671,675
       670,000    Swift Energy Co.
                  Sr. Sub. Nt.
                  10.25% due 8/1/09               B2/B-                 678,375
                                                                    -----------
                                                                      2,864,625
-------------------------------------------------------------------------------
FINANCIAL-OTHERS -- 1.1%
       670,000    Americredit Corp.
                  Sr. Sub. Nt.
                  9.875% due 4/15/06              Ba1/BB-               649,900
-------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 1.2%
       670,000    Del Monte Corp.
                  Sr. Sub. Nt. Ser. B
                  12.25% due 4/15/07              B3/B-                 703,500
-------------------------------------------------------------------------------
FOREST PRODUCTS AND CONTAINERS -- 4.1%
       670,000    Kappa Beheer BV
                  Sr. Sub. Nt.+
                  10.625% due 7/15/09             B2/B                  680,050


       670,000    Packaging Corp. of America
                  Sr. Sub. Nt.
                  9.625% due 4/1/09               B2/B+                 664,975
     1,000,000    Stone Container Corp.
                  Sr. Sub. Deb.
                  12.25% due 4/1/02               B3/B-               1,000,000
                                                                    -----------
                                                                      2,345,025
-------------------------------------------------------------------------------
HEALTH CARE -- 6.7%
     1,000,000    Fisher Scientific Int'l., Inc.
                  Sr. Sub. Nt.
                  9.00% due 2/01/08               B3/B-                 915,000
     1,000,000    Fresenius Medical Care
                  Capital Tr.
                  9.00% due 12/01/06              Ba3/B+                950,000
       670,000    Insight Health Svcs. Corp.
                  Sr. Sub. Nt.
                  9.625% due 6/15/08              B3/B-                 603,000
       700,000    Tenet Health Care Corp.
                  Sr. Sub. Nt.
                  8.625% due 1/15/07              Ba3/BB-               668,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
See notes to financial statements.                                 * Unaudited.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)


-------------------------------------------------------------------------------
                                                   Rating
Principal                                         Moody's/
 Amount                                             S&P*                  Value
-------------------------------------------------------------------------------
$      670,000    Triad Hospitals Hldgs., Inc.
                  Sr. Sub. Nt. Ser. B
                  11.00% due 5/15/09              B3/B-             $   685,075
                                                                    -----------
                                                                      3,821,575
-------------------------------------------------------------------------------
HOUSING -- 0.7%
       500,000    Building Materials Corp.
                  Sr. Nt. Ser. B
                  7.75% due 7/15/05               Ba3/BB                411,250
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 3.1%
       700,000    Flextronics Int'l. Ltd.
                  Sr. Sub. Nt.+
                  9.875% due 7/1/10               Ba3/B+                705,250
     1,000,000    Pierce Leahy Corp.
                  Sr. Sub. Nt.
                  11.125% due 7/15/06             B3/B                1,032,500
                                                                    -----------
                                                                      1,737,750
-------------------------------------------------------------------------------
LEISURE AND OTHER -- 6.3%
     1,000,000    Hollywood Casino Corp.
                  Sr. Nt.
                  11.25% due 5/1/07               B3/B                1,022,500
       670,000    Intrawest Corp.
                  Sr. Nt.
                  9.75% due 8/15/08               B1/B+                 663,300
     1,000,000    Premier Parks, Inc.
                  Sr. Nt.
                  9.75% due 6/15/07               B3/B-                 966,250
       959,000    Waterford Gaming LLC
                  Sr. Nt.+
                  9.50% due 3/15/10               B1/B+                 920,640
                                                                    -----------
                                                                      3,572,690
-------------------------------------------------------------------------------
MANUFACTURING -- 0.6%
       330,000    Int'l. Wire Group, Inc.
                  Sr. Sub. Nt.
                  11.75% due 6/1/05               B3/B-                 331,650
-------------------------------------------------------------------------------
SERVICES -- 6.8%
       700,000    Allied Waste NA, Inc.
                  Sr. Sub. Nt. Ser. B
                  10.00% due 8/1/09               B2/B+                 584,500
     1,000,000    Building One Services
                  Sr. Sub. Nt.
                  10.50% due 5/1/09               B3/B-                 850,000
       700,000    Newpark Resources, Inc.
                  Sr. Sub. Nt. Ser. B
                  8.625% due 12/15/07             B2/B+                 610,750
     1,170,000    Orius Capital Corp.
                  Sr. Sub. Nt.+
                  12.75% due 2/1/10               B3/B-               1,205,100
       670,000    United Rentals, Inc.
                  Sr. Sub. Nt. Ser. B
                  9.00% due 4/1/09                B1/BB-                592,950
                                                                    -----------
                                                                      3,843,300
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 19.2%
       700,000    360Networks, Inc.
                  Sr. Nt.+
                  13.00% due 5/1/08               B3/B+                 700,000
       330,000    Exodus Comm., Inc.
                  Sr. Nt.
                  10.75% due 12/15/09             NR/B-                 318,450
       720,000    Exodus Comm., Inc.
                  Sr. Nt.+
                  11.625% due 7/15/10             NR/B                  721,800
       700,000    Flag Telecomm. Hldg. Ltd.
                  Sr. Nt.+
                  11.625% due 3/30/10             B2/B                  679,000
     1,050,000    Focal Comm. Corp.
                  Sr. Nt.+
                  11.875% due 1/15/10             B3/B                1,055,250
     1,000,000    Globenet Comm. Group Ltd.
                  Sr. Nt. Ser. B
                  13.00% due 7/15/07              Caa1/B              1,008,750
     1,000,000    Globix Corp.
                  Sr. Nt.
                  12.50% due 2/1/10               NR/B-                 820,000
     1,425,000    GT Group Telecomm., Inc.
                  Sr. Disc. Nt.+
                  13.25% due 2/1/10               Caa1/A-1              790,875
       700,000    Intermedia Comm., Inc.
                  Sr. Nt. Ser. B
                  9.50% due 3/1/09                B2/B                  665,000
       670,000    Int'l. Cabletel, Inc.
                  Sr. Nt. Ser. B
                  11.50% due 2/1/06               B3/B-                 618,075
       330,000    Level 3 Comm., Inc.
                  Sr. Nt. Conv.
                  6.00% due 3/15/10               Caa1/CCC+             297,000
       700,000    Level 3 Comm., Inc.
                  Sr. Nt.+
                  11.25% due 3/15/10              B3/B                  689,500
       350,000    Nextlink Comm., Inc.
                  Sr. Nt.
                  10.75% due 6/1/09               B2/B                  344,750
       330,000    NTL, Inc.
                  Sr. Nt. Conv.+
                  5.75% due 12/15/09              Caa1/CCC+             259,050
       670,000    Pac-West Telecomm., Inc.
                  Sr. Nt.
                  13.50% due 2/1/09               B3/B                  676,700


     1,000,000    Telewest Comm. PLC
                  Sr. Disc. Deb.
                  11.00% due 10/1/07              B1/B+                 947,500
       350,000    Williams Comm. Group, Inc.
                  Sr. Nt.
                  10.875% due 10/1/09             B2/BB-                342,125
                                                                    -----------
                                                                     10,933,825
-------------------------------------------------------------------------------
UTILITIES -- 0.6%
       330,000    Azurix Corp.
                  Sr. Nt.+
                  10.75% due 2/15/10              Ba3/BB                317,625
-------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 15.2%
     1,500,000    Airgate PCS, Inc.
                  Sr. Sub. Disc. Nt.
                  13.50% due 10/1/09              Caa1/CCC              858,750
       350,000    Clearnet Comm., Inc.
                  Sr. Disc. Nt.
                  10.125% due 5/1/09              B3/B                  210,000
     1,000,000    Clearnet Comm., Inc.
                  Sr. Disc. Nt.
                  14.75% due 12/15/05             B3/NR               1,032,500
-------------------------------------------------------------------------------
+ Rule 144A restricted security.

-------------------------------------------------------------------------------
* Unaudited                                  See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)


-------------------------------------------------------------------------------
                                                   Rating
Principal                                         Moody's/
 Amount                                             S&P*                  Value
-------------------------------------------------------------------------------
$      700,000    Crown Castle Int'l. Corp.
                  Sr. Nt.
                  10.75% due 8/1/11               B3/B              $   709,625
     1,000,000    Leap Wireless Int'l., Inc.
                  Sr. Nt.+
                  12.50% due 4/15/10              Caa2/CCC              880,000
       670,000    Leap Wireless Int'l., Inc.
                  Sr. Nt.+
                  14.50% due 4/15/10              Caa2/CCC              281,400
       700,000    Microcell Telecomm.
                  Sr. Disc. Nt. Ser. B
                  14.00% due 6/1/09               B3/B-                 460,250
       350,000    Nextel Comm., Inc.
                  Sr. Nt. Conv.+
                  5.25% due 1/15/10               B1/B                  353,500
       579,000    Nextel Partners, Inc.
                  Sr. Disc. Nt.
                  14.00% due 2/1/09               B3/CCC+               399,510
       350,000    Pinnacle Hldgs., Inc.
                  Conv.+
                  5.50% due 9/15/07               NR/NR                 292,687
     1,340,000    Spectrasite Hldgs., Inc.
                  Sr. Disc. Nt.
                  11.25% due 4/15/09              B3/NR                 783,900
       890,000    Spectrasite Hldgs., Inc.
                  Sr. Disc. Nt.+
                  12.875% due 3/15/10             B3/B-                 485,050
       350,000    Telecorp PCS, Inc.
                  Sr. Sub. Disc. Nt.
                  11.625% due 4/15/09             B3/NR                 228,375
     1,000,000    Triton PCS, Inc.
                  Sr. Sub. Disc. Nt.
                  11.00% due 5/1/08               B3/CCC+               725,000
       230,000    Ubiquitel Operating Co.
                  Sr. Disc. Nt.+
                  14.00% due 4/15/10              Caa1/CCC              133,113
     1,500,000    U.S. Unwired, Inc.
                  Sr. Sub. Disc. Nt. Ser. B
                  13.375% due 11/1/09             Caa1/CCC+             813,750
                                                                    -----------
                                                                      8,647,410
-------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                    (COST $54,289,917)                               51,931,400
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.5%
-------------------------------------------------------------------------------
$   5,392,000     State Street Bank & Trust Co.
                  repurchase agreement,
                  dated 6/30/00, maturity
                  value $5,394,943 at 6.55%
                  due 7/3/00(1)
                    (COST $5,392,000)                               $ 5,392,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.7%
  (COST $59,681,917)                                                 57,323,400
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.7)%                                           (387,476)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                 $56,935,924
-------------------------------------------------------------------------------

 +   Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

-------------------------------------------------------------------------------
See notes to financial statements.                                 * Unaudited.

O THE GUARDIAN TAX-EXEMPT FUND

-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.7%
-------------------------------------------------------------------------------
                                                   Rating
Principal                                         Moody's/
 Amount                                             S&P*                Value
-------------------------------------------------------------------------------
ARIZONA -- 3.9%
$    1,300,000    Arizona St. Trans.
                  Brd. Hwy. Rev.,
                  5.75% due 7/1/19                Aa1/AAA           $  1,307,228
     1,700,000    Maricopa Cnty, AZ
                  Sch. Dist. Proj., Ser. D,
                  5.125% due 7/1/15               Aa2/AA               1,645,583
     1,000,000    Phoenix, AZ
                  Indl. Dev. Auth., Ser. 1A,
                  5.875% due 6/1/16               NR/AAA               1,006,320
                                                                    ------------
                                                                       3,959,131
--------------------------------------------------------------------------------
CALIFORNIA -- 4.9%
     1,000,000    California St. G.O.,
                  5.00% due 2/1/17                Aa3/AA-                940,570
     2,000,000    Northern CA
                  Transmission Rev.,
                  6.50% due 5/1/16                Aaa/AAA              2,095,080
     2,000,000    San Francisco, CA
                  City & Cnty. Swr. Rev.,
                  5.375% due 10/1/22              Aaa/AAA              1,935,580
                                                                    ------------
                                                                       4,971,230
--------------------------------------------------------------------------------
COLORADO -- 3.0%
     1,000,000    Boulder Valley, CO
                  Sch. Dist. G.O.,
                  5.125% due 12/1/17              Aa3/AA                 935,730
     2,000,000    Pueblo Cnty., CO
                  Sch. Dist. G.O.,
                  6.00% due 12/1/17               Aaa/AAA              2,069,560
                                                                    ------------
                                                                       3,005,290
--------------------------------------------------------------------------------
CONNECTICUT -- 1.0%
     1,000,000    Connecticut St., GO
                  Ser. B,
                  5.875% due 11/1/14              Aa3/AA               1,050,170
--------------------------------------------------------------------------------
FLORIDA -- 7.4%
     2,100,000    Collier Cnty., FL
                  Hlth. Facs. Auth. Hosp. Rev.(1),
                  4.50% due 1/1/33                VMIG1/A1             2,100,000
       800,000    Florida St. Board of Ed.
                  Cap. Outlay Ser. A,
                  5.50% due 1/1/16                Aa2/AA+                801,888
     2,000,000    Florida St. Board of Ed.
                  Lottery Rev. Ser. A,
                  5.50% due 7/1/17                Aaa/AAA              1,993,420
     2,350,000    Florida St. Board of Ed.
                  Preref. Cap. Outlay Ser. C,
                  5.60% due 6/1/10                Aaa/AAA              2,428,490
       150,000    Jacksonville, FL
                  Elec. Auth. Rev.,
                  5.50% due 10/1/14               Aa2/AA                 150,735
                                                                    ------------
                                                                       7,474,533
--------------------------------------------------------------------------------
GEORGIA -- 1.9%
     2,000,000    Atlanta, GA
                  Arpt. Rev.,
                  5.50% due 1/1/21                Aaa/AAA              1,949,640
--------------------------------------------------------------------------------
IDAHO -- 1.6%
     1,625,000    Boise City, ID Urban
                  Renewal Agy. Lease,
                  6.00% due 8/15/23               Aaa/AAA              1,668,631
--------------------------------------------------------------------------------
IOWA -- 1.3%
     1,255,000    Iowa Fin. Auth.
                  Single Fam. Rev.,
                  6.25% due 7/1/18                Aaa/AAA              1,283,526
--------------------------------------------------------------------------------
KANSAS -- 1.7%
     1,780,000    Kansas St. Dept. Trans.
                  Hwy. Rev.,
                  5.25% due 9/1/13                Aa2/AA+              1,776,529
--------------------------------------------------------------------------------
MAINE -- 1.4%
     1,375,000    Maine St. Hsg. Auth.,
                  5.85% due 11/15/20              Aa2/AA               1,376,842
--------------------------------------------------------------------------------
MASSACHUSETTS -- 3.8%
     2,000,000    Massachusetts St.
                  Hlth. & Ed. Facs. Auth. Rev.
                  5.50% due 10/1/17               Aaa/AAA              1,977,880
     2,000,000    Massachusetts St.
                  Hsg. Fin. Agy. Ser. D,
                  5.40% due 6/1/20                Aaa/AAA              1,847,200
                                                                    ------------
                                                                       3,825,080
--------------------------------------------------------------------------------
MICHIGAN -- 2.7%
     1,420,000    Michigan Mun. Bd.
                  Auth. Rev.,
                  5.25% due 10/1/16               Aa1/AA+              1,374,674
     1,500,000    Wayne St. Univ., MI,
                  5.25% due 11/15/19              Aaa/AAA              1,423,050
                                                                    ------------
                                                                       2,797,724
--------------------------------------------------------------------------------
MINNESOTA -- 2.6%
       750,000    Minnesota Pub. Facs.
                  Water Poll. Control Rev.,
                  5.00% due 3/1/12                Aaa/AAA                736,965



     2,000,000    Minnesota Pub. Facs.
                  Water Poll. Control Rev.,
                  5.125% due 3/1/15               Aaa/AAA              1,938,760
                                                                    ------------
                                                                       2,675,725
--------------------------------------------------------------------------------
MISSOURI -- 3.9%
     1,750,000    Clay Cnty., MO
                  Pub. Sch. Dist. G.O.,
                  6.125% due 3/1/16               NR/AA+               1,820,280
     2,420,000    Missouri St. Environmental
                  Energy Rev.,
                  5.00% due 1/1/20                Aaa/NR               2,189,785
                                                                    ------------
                                                                       4,010,065
--------------------------------------------------------------------------------
NEBRASKA -- 1.0%
     1,000,000    Nebraska Pub. Pwr.
                  Preref. Ser. A,
                  5.25% due 1/1/22                Aaa/AAA              1,026,040
--------------------------------------------------------------------------------
NEW JERSEY -- 5.7%
     1,500,000    New Jersey St., G.O.,
                  6.00% due 5/1/16                Aa1/AA+              1,561,965
     1,500,000    New Jersey St. Transit
                  Auth. Ser. A,
                  6.00% due 6/15/04               Aaa/AAA              1,567,725
       500,000    New Jersey St. Transit
                  Auth. Ser. A,
                  6.50% due 6/15/05               Aaa/AAA                537,435
     2,000,000    New Jersey St. Transit
                  Corp. Ser. A,
                  6.125% due 9/15/14              Aaa/AAA              2,109,720
                                                                    ------------
                                                                       5,776,845
--------------------------------------------------------------------------------
(1) Variable rate demand notes.

--------------------------------------------------------------------------------
* Unaudited.                                 See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                   Rating
Principal                                         Moody's/
 Amount                                             S&P*                Value
--------------------------------------------------------------------------------
NEW MEXICO -- 2.2%
$    1,250,000    Albuquerque, NM
                  Gross Rcpts Tax Rev.,
                  5.25% due 7/1/16                A1/AA             $  1,184,688
     1,000,000    New Mexico St. Hwy.
                  Community Tax Rev.,
                  6.00% due 6/15/10               Aa2/AA+              1,063,940
                                                                    ------------
                                                                       2,248,628
--------------------------------------------------------------------------------
NEW YORK -- 14.4%
     1,000,000    Long Island Power Auth., NY
                  Elec. System Rev.,
                  5.125% due 4/1/12               Aaa/AAA                986,490
     1,800,000    Long Island Power Auth., NY
                  Elec. System Rev. Ser. 6(1),
                  4.45% due 5/1/33                VMIG1/A1+            1,800,000
     1,000,000    New York, NY
                  G.O. Ser. F,
                  5.125% due 8/1/11               A3/A-                  982,160
     2,000,000    New York City Mun.
                  Wtr. Fin. Auth.,
                  5.50% due 6/15/20               Aaa/AAA              1,945,660
     2,000,000    New York City Mun.
                  Wtr. Fin. Auth.,
                  5.625% due 6/15/19              Aaa/AAA              1,991,840
       500,000    New York St.
                  Ctfs. Partn.,
                  4.25% due 9/1/01                Baa1/A                 497,385
     1,500,000    New York St. Dorm.
                  Auth. Lease Rev.,
                  6.25% due 7/1/20                NR/A                 1,555,095
     1,500,000    New York St. Dorm.
                  Auth. Rev. St. Univ. Ed. Facs.,
                  5.00% due 5/15/15               A3/A                 1,405,605
     1,000,000    New York St. Dorm.
                  Auth. Rev. St. Univ. Ed. Facs.,
                  5.00% due 5/15/17               A3/A                   916,620
     1,000,000    New York St. Dorm.
                  Auth. Rev. St. Univ. Ed. Facs.,
                  5.75% due 7/1/12                Aaa/AAA              1,054,070
       500,000    New York St. Ser. A,
                  5.875% due 3/15/15              A2/A+                  511,455
     1,000,000    New York St. Thruway
                  Auth. Svc. Contract,
                  5.75% due 4/1/16                Baa1/A               1,004,850
                                                                    ------------
                                                                      14,651,230
--------------------------------------------------------------------------------
NORTH DAKOTA -- 1.0%
     1,000,000    North Dakota St.
                  Wtr. Comm. Rev.,
                  5.75% due 8/1/20                Aaa/AAA              1,002,980
--------------------------------------------------------------------------------
OHIO -- 5.8%
     1,000,000    Cleveland, OH
                  Parking Fac. Rev.,
                  5.50% due 9/15/16               Aaa/AAA                998,850
       500,000    Columbus, OH
                  Water System Rev.,
                  6.10% due 11/1/03               Aa2/AA                 519,005
     1,210,000    Ohio Hsg. Fin. Agy.
                  Mtg. Rev.,
                  5.70% due 3/1/17                Aaa/NR               1,203,466
     1,000,000    Ohio St. Bldg. Auth. Disalle
                  Gov't. Center Ser. A,
                  6.00% due 10/1/05               Aa2/AA               1,056,790
     2,000,000    Ohio St. Tpk. Community
                  Preref. Tpk. Rev. Ser. A,
                  5.50% due 2/15/26               Aaa/AAA              2,092,620
                                                                    ------------
                                                                       5,870,731
--------------------------------------------------------------------------------
OKLAHOMA -- 1.4%
     1,400,000    Oklahoma St. Tpk.
                  Second Sr. Ser. B,
                  5.25% due 1/1/11                Aaa/AAA              1,409,520
--------------------------------------------------------------------------------
OREGON -- 6.1%
     2,000,000    Clackamas Cnty., OR
                  Sch. Dist. G.O.,
                  5.375% due 6/15/19              Aa2/AA               1,938,720
     1,000,000    Lane & Douglas Cntys., OR
                  Sch. Dist. G.O.,
                  5.50% due 6/15/25               NR/AA                  969,630
     1,690,000    Lane & Douglas Cntys., OR
                  Sch. Dist. G.O.,
                  6.00% due 6/15/19               NR/AA                1,737,033
     1,530,000    Lane Cnty., OR
                  Sch. Dist. G.O.,
                  5.625% due 6/15/20              Aa2/NR               1,518,173
                                                                    ------------
                                                                       6,163,556
--------------------------------------------------------------------------------
PENNSYLVANIA -- 2.4%
     1,000,000    Delaware River Port
                  Auth. PA & NJ Rev.,
                  6.00% due 1/1/17                Aaa/AAA              1,035,070
       500,000    Pennsylvania St.
                  Tpk. Commn. Ser. B,
                  5.25% due 12/1/15               Aaa/AAA                486,595
     1,000,000    Southeastern, PA
                  Transit Auth. Ser. B,
                  5.00% due 3/1/20                Aaa/AAA                907,210
                                                                    ------------
                                                                       2,428,875





--------------------------------------------------------------------------------
SOUTH CAROLINA -- 0.3%
       300,000    South Carolina Trans.
                  Infrastructure Ser. A,
                  5.00% due 10/1/03               Aaa/AAA                301,935
--------------------------------------------------------------------------------
SOUTH DAKOTA -- 2.0%
     2,000,000    South Dakota
                  Hsg. Dev. Auth.,
                  6.00% due 5/1/21                Aa1/AAA              2,006,420
--------------------------------------------------------------------------------
TENNESSEE -- 3.3%
     1,425,000    Knox Cnty., TN
                  Pub. Impt.,
                  5.375% due 5/1/20               Aa2/AA               1,373,572
     2,000,000    Tennessee Hsg. Dev. Agy.
                  Home Ownership Prog.,
                  5.50% due 7/1/20                Aa2/AA               1,952,620
                                                                    ------------
                                                                       3,326,192
--------------------------------------------------------------------------------
TEXAS -- 6.5%
     2,000,000    Brazos River Auth.
                  TX Rev.(1),
                  5.125% due 11/1/20              Aaa/AAA              1,824,800
     2,000,000    Harris Cnty., TX Health
                  Fac. Rev.(1),
                  4.55% due 2/15/27               NR/A1                2,000,000
     1,000,000    Houston, TX Preref.
                  Wtr. & Swr. Sys. Ser. A,
                  6.20% due 12/1/23               Aaa/AAA              1,065,880
--------------------------------------------------------------------------------
(1) Variable rate demand notes.

--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                   Rating
Principal                                         Moody's/
 Amount                                             S&P*                Value
--------------------------------------------------------------------------------

$    1,150,000    San Antonio, TX
                  Elec. & Gas Rev. Ser. A,
                  5.25% due 2/1/16                Aa1/AA            $  1,110,808
       405,000    Texas St. G.O.
                  Water Dev. Brd.,
                  6.50% due 8/1/05                Aa1/AA                 435,262
       150,000    Texas St. G.O. Preref.
                  Water Dev. Brd.,
                  6.50% due 8/1/05                NR/AA                  161,347
                                                                    ------------
                                                                       6,598,097
--------------------------------------------------------------------------------
VIRGINIA -- 1.1%
     1,085,000    Fairfax Cnty., VA
                  Ref. Ser. C.,
                  5.25% due 5/1/07                Aaa/AAA              1,102,913
--------------------------------------------------------------------------------
WASHINGTON -- 3.4%
     1,475,000    Douglas Cnty., WA
                  Sch. Dist. G.O.,
                  5.75% due 12/1/15               Aa1/NR               1,502,656
     2,000,000    King Cnty., WA G.O.,
                  5.00% due 12/1/11               Aa1/AA+              1,960,760
                                                                    ------------
                                                                       3,463,416
--------------------------------------------------------------------------------
                  TOTAL MUNICIPAL BONDS
                    (COST $99,569,057)                                99,201,494
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$    1,149,000    State Street Bank & Trust Co.
                  repurchase agreement, dated
                  6/30/00, maturity value
                  $1,149,627 at 6.55% due
                  7/3/00(a)
                    (COST $1,149,000)                               $  1,149,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
  (COST $100,718,057)                                                100,350,494
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.2%                                             1,249,358
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $101,599,852
--------------------------------------------------------------------------------

(a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY:
  G.O.-- General Obligation.

--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.

O THE GUARDIAN CASH MANAGEMENT FUND

-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 96.4%
-------------------------------------------------------------------------------
Principal                                            Maturity
 Amount                                                Date            Value
-------------------------------------------------------------------------------
FINANCIAL -- 52.2%
ASSET BACKED SECURITIES-OTHER -- 12.3%
$    17,000,000   Clipper Receivables Corp.
                    6.57%                             7/21/00      $ 16,937,950
     12,500,000   Govco, Inc.
                    6.56%                             8/21/00        12,383,833
     18,000,000   Variable Funding Capital
                    6.57%                              7/5/00        17,986,860
                                                                   ------------
                                                                     47,308,643
-------------------------------------------------------------------------------
BANKS -- 16.8%
     16,000,000   Bank of America Corp.
                    6.64%                            10/10/00        15,701,938
     15,000,000   Deutsche Bank
                    6.22%                             7/10/00        15,000,000
     17,000,000   Dresdner U.S. Fin.
                    6.54%                              7/3/00        16,993,823
     17,000,000   UBS Fin. (Delaware), Inc.
                    6.92%                              7/5/00        16,986,929
                                                                   ------------
                                                                     64,682,690
-------------------------------------------------------------------------------
FINANCE COMPANIES -- 18.4%
     17,000,000   Associates First Capital
                    6.54%                             7/24/00        16,928,968
      7,000,000   California Housing Fin.
                    6.80%                              7/5/00         7,000,000
     16,000,000   Goldman Sachs Group, Inc.
                    6.54%                             7/11/00        15,970,933
     16,000,000   Household Fin. Corp.
                    6.55%                              7/5/00        15,988,356
     15,000,000   Private Export Funding Corp.
                    6.10%                              7/6/00        14,987,292
                                                                   ------------
                                                                     70,875,549
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 4.7%
     18,000,000   Nat'l. Rural Utils. Coop. Fin.
                    Corp., 5.97%                       7/6/00        17,985,075
-------------------------------------------------------------------------------
                  TOTAL FINANCIAL                                   200,851,957
-------------------------------------------------------------------------------
INDUSTRIAL -- 44.2%
AUTOMOTIVE -- 13.5%
     18,000,000   DaimlerChrysler NA Hldg. Corp.
                    6.53%                             7/17/00        17,947,760
     18,000,000   Ford Motor Co.
                    6.54%                              7/7/00        17,980,380
     16,000,000   General Motors Acceptance Corp.
                    6.53%                             7/18/00        15,950,662
                                                                   ------------
                                                                     51,878,802
-------------------------------------------------------------------------------
CONGLOMERATES -- 8.3%
     17,000,000   General Electric Capital Corp.
                    6.58%                             8/15/00        16,819,238
     14,909,000   Invensys PLC
                    6.90%                              7/6/00        14,894,712
                                                                   ------------
                                                                     31,713,950
-------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 4.6%
     18,000,000   Heinz (H.J.) Co.
                    6.54%                             8/11/00        17,865,930
-------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 4.4%
     17,000,000   Equilon Enterprises LLC
                    6.53%                              8/4/00        16,895,157
-------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 4.4%
     17,000,000   Exxon Mobil Corp.
                    6.80%                              7/5/00        16,987,156
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.6%
     18,000,000   AT & T Corp.
                    6.54%                              8/8/00        17,875,740
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 4.4%
     17,000,000    Duke Capital Corp.
                    7.00%                              7/5/00        16,986,778
-------------------------------------------------------------------------------
                  TOTAL INDUSTRIAL                                  170,203,513
-------------------------------------------------------------------------------
                  TOTAL COMMERCIAL PAPER
                    (COST $371,055,470)                             371,055,470
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
-------------------------------------------------------------------------------
$    19,363,000   State Street Bank & Trust Co.
                  repurchase agreement,
                  dated 6/30/00, maturity
                  value $19,373,569 at 6.55%
                  due 7/3/00(1)
                    (COST $19,363,000)                             $ 19,363,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.5%
  (COST $390,418,470)                                               390,418,470
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (1.5)%                                         (5,658,444)
-------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $384,760,026
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

-------------------------------------------------------------------------------
See notes to financial statements.

--------------------
FINANCIAL STATEMENTS
--------------------

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              THE GUARDIAN      THE GUARDIAN      THE GUARDIAN      THE GUARDIAN
                                                               PARK AVENUE       PARK AVENUE             ASSET   BAILLIE GIFFORD
                                                                      FUND         SMALL CAP        ALLOCATION     INTERNATIONAL
                                                                                        FUND              FUND              FUND
                                                            ------------------------------------------------------------------------

  Investments, at identified cost* .......................  $2,645,754,967      $132,140,213      $262,708,248      $120,531,743
                                                            ========================================================================
  Investments, at market .................................   3,863,558,676       168,586,158       257,106,103       148,861,237
  Repurchase agreements ..................................      74,368,000        20,820,000        29,675,000         2,403,000
                                                            ------------------------------------------------------------------------
          TOTAL INVESTMENTS ..............................   3,937,926,676       189,406,158       286,781,103       151,264,237
  Cash ...................................................              --               655               359               447
  Foreign Currency (cost $886,403 GBGIF and $1,245,510
    GBGEMF, respectively) ................................              --                --                --           872,332
  Receivable for securities sold .........................      64,948,647         2,972,014                --           113,575
  Receivable for fund shares sold ........................       8,803,964           197,537           465,019         1,732,506
  Dividends receivable ...................................         428,991            42,293           246,303            52,325
  Interest receivable ....................................          13,785             3,788             5,399               350
  Deferred organization expenses-- Note 8 ................              --            18,158                --                --
  Dividend reclaim receivable ............................              --                --                --           102,494
  Other assets ...........................................           4,582               157               328               165
                                                            ------------------------------------------------------------------------
          TOTAL ASSETS ...................................   4,012,126,645       192,640,760       287,498,511       154,138,431
                                                            ------------------------------------------------------------------------

LIABILITIES
  Payable for securities purchased .......................      45,234,931         6,864,365                --           991,870
  Due to custodian .......................................       6,825,067                --                --                --
  Payable for fund shares redeemed .......................       4,626,730            40,956           188,381           216,455
  Accrued expenses .......................................         351,829            31,842             9,512           136,773
  Accrued capital gains tax ..............................              --                --                --            16,788
  Payable for margin variation ...........................              --                --           545,400                --
  Payable for forward mortgage securities-- Note 7 .......              --                --                --                --
  Distributions payable ..................................              --                --                --                --
  Due to affiliates ......................................       2,598,136           160,752            92,046            41,701
                                                            ------------------------------------------------------------------------
          TOTAL LIABILITIES ..............................      59,636,693         7,097,915           835,339         1,403,587
                                                            ------------------------------------------------------------------------
          NET ASSETS .....................................  $3,952,489,952      $185,542,845      $286,663,172      $152,734,844
                                                            ========================================================================


                                                               THE GUARDIAN     THE GUARDIAN      THE GUARDIAN
                                                            BAILLIE GIFFORD       INVESTMENT        HIGH YIELD
                                                                   EMERGING          QUALITY              BOND
                                                               MARKETS FUND        BOND FUND              FUND
                                                            --------------------------------------------------

  Investments, at identified cost* .......................  $    35,566,927     $182,710,225       $59,681,917
                                                            ==================================================
  Investments, at market .................................       37,847,511      177,034,578        51,931,400
  Repurchase agreements ..................................        2,545,000        5,667,000         5,392,000
                                                            --------------------------------------------------
          TOTAL INVESTMENTS ..............................       40,392,511      182,701,578        57,323,400
  Cash ...................................................              777               --            47,846
  Foreign Currency (cost $886,403 GBGIF and $1,245,510
    GBGEMF, respectively) ................................        1,261,102               --                --
  Receivable for securities sold .........................          313,500       12,999,656         1,206,678
  Receivable for fund shares sold ........................            1,043          709,282             1,923
  Dividends receivable ...................................           74,992               --                --
  Interest receivable ....................................              371        1,584,073         1,275,308
  Deferred organization expenses-- Note 8 ................            9,584               --                --
  Dividend reclaim receivable ............................            2,498               --                --
  Other assets ...........................................               29              190                75
                                                            --------------------------------------------------
          TOTAL ASSETS ...................................       42,056,407      197,994,779        59,855,230
                                                            --------------------------------------------------

LIABILITIES
  Payable for securities purchased .......................          517,125        8,296,006         2,126,913
  Due to custodian .......................................               --        1,367,456                --
  Payable for fund shares redeemed .......................          134,556            3,264           746,013
  Accrued expenses .......................................           23,917           20,091             5,040
  Accrued capital gains tax ..............................          161,223               --                --
  Payable for margin variation ...........................               --               --                --
  Payable for forward mortgage securities-- Note 7 .......               --       50,123,634                --
  Distributions payable ..................................               --           90,933             2,372
  Due to affiliates ......................................            9,991           83,797            38,968
                                                            --------------------------------------------------
          TOTAL LIABILITIES ..............................          846,812       59,985,181         2,919,306
                                                            --------------------------------------------------
          NET ASSETS .....................................  $    41,209,595     $138,009,598       $56,935,924
                                                            ==================================================


                                                           THE GUARDIAN     THE GUARDIAN
                                                             TAX-EXEMPT             CASH
                                                                   FUND       MANAGEMENT
                                                                                    FUND
                                                           -----------------------------

  Investments, at identified cost* ....................... $100,718,057     $390,418,470
                                                           =============================
  Investments, at market .................................   99,201,494      371,055,470
  Repurchase agreements ..................................    1,149,000       19,363,000
                                                           -----------------------------
          TOTAL INVESTMENTS ..............................  100,350,494      390,418,470
  Cash ...................................................       20,103           80,381
  Foreign Currency (cost $886,403 GBGIF and $1,245,510
    GBGEMF, respectively) ................................           --               --
  Receivable for securities sold .........................           --               --
  Receivable for fund shares sold ........................          150        5,611,863
  Dividends receivable                                               --               --
  Interest receivable ....................................    1,341,520          400,442
  Deferred organization expenses-- Note 8 ................           --               --
  Dividend reclaim receivable ............................           --               --
  Other assets ...........................................          120              409
                                                           -----------------------------
          TOTAL ASSETS ...................................  101,712,387      396,511,565
                                                           -----------------------------

LIABILITIES
  Payable for securities purchased .......................           --               --
  Due to custodian .......................................           --               --
  Payable for fund shares redeemed .......................           --       11,464,609
  Accrued expenses .......................................       47,850           12,986
  Accrued capital gains tax ..............................           --               --
  Payable for margin variation ...........................           --               --
  Payable for forward mortgage securities-- Note 7 .......           --               --
  Distributions payable ..................................        2,908           40,011
  Due to affiliates ......................................       61,777          233,933
                                                           -----------------------------
          TOTAL LIABILITIES ..............................      112,535       11,751,539
                                                           -----------------------------
          NET ASSETS ..................................... $101,599,852     $384,760,026
                                                           =============================


* Includes repurchase agreements.

See notes to financial statements.

42 & 43

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                             THE GUARDIAN     THE GUARDIAN    THE GUARDIAN
                                                                              PARK AVENUE      PARK AVENUE           ASSET
                                                                                     FUND        SMALL CAP      ALLOCATION
                                                                                                      FUND            FUND
                                                                           ---------------------------------------------------------
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par ................................   $      648,249     $     95,436    $    185,792
  Additional paid-in capital ...........................................    2,319,184,573      131,889,438     245,166,013
  Undistributed/(overdistributed) net investment income ................       (6,049,525)        (473,683)      3,538,068
  Accumulated net realized gain/(loss) on investments and foreign
    currency related transactions ......................................      346,534,946       (3,234,291)     12,833,224
  Net unrealized appreciation/(depreciation) of investments
    and foreign currency related transactions ..........................    1,292,171,709       57,265,945      24,940,075
                                                                           ---------------------------------------------------------
        NET ASSETS .....................................................   $3,952,489,952     $185,542,845    $286,663,172
                                                                           =========================================================
NET ASSETS
    Class A ............................................................   $3,402,685,471     $158,774,309    $239,257,893
    Class B ............................................................   $  549,804,481     $ 26,768,536    $ 47,405,279

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
    Class A ............................................................       55,661,460        8,133,262      15,488,285
    Class B ............................................................        9,163,471        1,410,340       3,090,918

NET ASSET VALUE PER SHARE
    Class A ............................................................   $        61.13     $      19.52    $      15.45
    Class B ............................................................   $        60.00     $      18.98    $      15.34

MAXIMUM OFFERING PRICE PER SHARE
    Class A Only (Net Asset Value x 104.71%)* ..........................   $        64.01     $      20.44    $      16.18



                                                                             THE GUARDIAN       THE GUARDIAN       THE GUARDIAN
                                                                          BAILLIE GIFFORD    BAILLIE GIFFORD         INVESTMENT
                                                                            INTERNATIONAL           EMERGING            QUALITY
                                                                                     FUND       MARKETS FUND          BOND FUND
                                                                          ----------------------------------------------------------
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par ................................  $     72,713        $    37,272          $    147,510
  Additional paid-in capital ...........................................   107,838,142         37,695,513           145,810,012
  Undistributed/(overdistributed) net investment income ................      (433,606)        (1,009,199)                   --
  Accumulated net realized gain/(loss) on investments and foreign
    currency related transactions ......................................    14,541,700           (334,424)           (7,939,277)
  Net unrealized appreciation/(depreciation) of investments
    and foreign currency related transactions ..........................    30,715,895          4,820,433                (8,647)
                                                                          ----------------------------------------------------------
        NET ASSETS .....................................................  $152,734,844        $41,209,595          $138,009,598
                                                                          ==========================================================
NET ASSETS
    Class A ............................................................  $137,338,164        $38,539,908          $138,009,598
    Class B ............................................................  $ 15,396,680        $ 2,669,687                    --

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
    Class A ............................................................     6,512,753          3,473,309            14,751,008
    Class B ............................................................       758,561            253,848                    --

NET ASSET VALUE PER SHARE
    Class A ............................................................  $      21.09        $     11.10          $       9.36
    Class B ............................................................  $      20.30        $     10.52                    --

MAXIMUM OFFERING PRICE PER SHARE
    Class A Only (Net Asset Value x 104.71%)* ..........................  $      22.08        $     11.62          $       9.80



                                                                             THE GUARDIAN           THE GUARDIAN        THE GUARDIAN
                                                                               HIGH YIELD             TAX-EXEMPT                CASH
                                                                                     BOND                   FUND          MANAGEMENT
                                                                                     FUND                                       FUND
                                                                         -----------------------------------------------------------
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par ................................    $    66,729           $    105,506          $  3,847,600
  Additional paid-in capital ...........................................     64,494,314            104,275,999           380,912,426
  Undistributed/(overdistributed) net investment income ................             --                     --                    --
  Accumulated net realized gain/(loss) on investments and foreign
    currency related transactions ......................................     (5,266,602)            (2,414,090)                   --
  Net unrealized appreciation/(depreciation) of investments
    and foreign currency related transactions ..........................     (2,358,517)              (367,563)                   --
                                                                         -----------------------------------------------------------
        NET ASSETS .....................................................    $56,935,924           $101,599,852          $384,760,026
                                                                         ===========================================================
NET ASSETS
    Class A ............................................................    $53,837,237           $101,599,852          $374,476,597
    Class B ............................................................    $ 3,098,687                     --          $ 10,283,429

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
    Class A ............................................................      6,309,546             10,550,607           374,476,597
    Class B ............................................................        363,387                     --            10,283,429

NET ASSET VALUE PER SHARE
    Class A ............................................................    $      8.53           $       9.63          $       1.00
    Class B ............................................................    $      8.53                     --          $       1.00

MAXIMUM OFFERING PRICE PER SHARE
    Class A Only (Net Asset Value x 104.71%)* ..........................    $      8.93           $      10.08              N/A**




 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

** No load is charged on Class A shares.


See notes to financial statements.

44 & 45

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                THE GUARDIAN          THE GUARDIAN    HE GUARDIAN
                                                                                 PARK AVENUE           PARK AVENUE          ASSET
                                                                                        FUND             SMALL CAP     ALLOCATION
                                                                                                              FUND           FUND
                                                                                ----------------------------------------------------
INVESTMENT INCOME
      Dividends ............................................................    $  6,182,998            $  235,384    $ 1,423,242
      Interest .............................................................       5,040,103               413,222      2,822,204
      Less: Foreign tax withheld ...........................................         (79,965)                 (566)            --
                                                                                ----------------------------------------------------
          Total Income .....................................................      11,143,136               648,040      4,245,446
                                                                                ----------------------------------------------------
  Expenses:
      Investment advisory fees-- Note 2 ....................................       9,762,615               609,457        899,661
      Administrative fees -- Class A -- Note 2 .............................       3,232,928               172,425        290,929
      Administrative fees -- Class B -- Note 2 .............................         660,775                30,727         55,094
      12b-1 fees -- Class B -- Note 3 ......................................       1,982,324                92,182        165,283
      Transfer agent fees -- Class A .......................................       1,040,031                80,118         93,044
      Transfer agent fees -- Class B .......................................         304,211                28,221         28,591
      Custodian fees .......................................................         206,144                47,801         19,113
      Printing expense .....................................................         173,913                 7,743         11,210
      Registration fees ....................................................          44,809                27,532         29,909
      Legal fees ...........................................................          23,990                   994          1,312
      Audit fees ...........................................................          11,373                 9,883          9,633
      Trustees' fees -- Note 2 .............................................           9,448                 9,448          9,448
      Loan commitment fees -- Note 10 ......................................           5,407                   202            322
      Insurance expense ....................................................           3,761                   128            270
      Other ................................................................             350                   350            350
      Deferred organization expense -- Note 8 ..............................              --                 4,512             --
                                                                                 ---------------------------------------------------
              Total Expenses before Reimbursement ..........................      17,462,079             1,121,723      1,614,169
      Less:   Expenses assumed by investment adviser -- Note 2 .............              --                    --       (877,868)
                                                                                 ---------------------------------------------------
              Expenses Net of Reimbursement ................................      17,462,079             1,121,723        736,301
                                                                                 ---------------------------------------------------
  Net Investment Income/(Loss) .............................................      (6,318,943)             (473,683)     3,509,145
                                                                                 ---------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
      Net realized gain/(loss) on investments -- Note 1 ....................     210,295,489             7,765,917       (694,709)
      Net realized gain/(loss) on foreign currencies -- Note 1 .............              --                    --             --
      Foreign capital gains tax ............................................              --                    --             --
      Net change in unrealized appreciation/(depreciation)
        on investments -- NOTE 4 ...........................................     (92,122,693)            9,645,025      9,382,656
      Net change in unrealized depreciation from translation of
        other assets and liabilities denominated in foreign
        currencies -- Note 4 ...............................................              --                    --             --
                                                                                ----------------------------------------------------
  Net Realized and Unrealized Gain/(Loss) on Investments
    and Foreign Currencies .................................................     118,172,796            17,410,942      8,687,947
                                                                                ----------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS ..................................................    $111,853,853           $16,937,259    $12,197,092
                                                                                ====================================================



                                                                                   THE GUARDIAN    THE GUARDIAN    THE GUARDIAN
                                                                                BAILLIE GIFFORD BAILLIE GIFFORD      INVESTMENT
                                                                                  INTERNATIONAL        EMERGING         QUALITY
                                                                                           FUND    MARKETS FUND       BOND FUND
                                                                                ----------------------------------------------------
INVESTMENT INCOME
      Dividends ............................................................       $  1,174,452     $   283,047      $       --
      Interest .............................................................            101,851          58,246       4,880,978
      Less: Foreign tax withheld ...........................................           (182,856)        (28,356)             --
                                                                                ----------------------------------------------------
          Total Income .....................................................          1,093,447         312,937       4,880,978
                                                                                ----------------------------------------------------
  Expenses:
      Investment advisory fees -- Note 2 ...................................            635,888         204,393         339,502
      Administrative fees -- Class A -- Note 2 .............................            179,327          47,816         169,751
      Administrative fees -- Class B -- Note 2 .............................             19,388           3,282              --
      12b-1 fees -- Class B -- Note 3 ......................................             58,164           9,846              --
      Transfer agent fees -- Class A .......................................             65,458          18,717          36,225
      Transfer agent fees -- Class B .......................................             22,179          16,720              --
      Custodian fees .......................................................            126,799          69,486          40,144
      Printing expense .....................................................              5,199           1,244           5,852
      Registration fees ....................................................             24,634          31,883          19,882
      Legal fees ...........................................................                994             994           1,269
      Audit fees ...........................................................             11,623          11,623           9,883
      Trustees' fees -- Note 2 .............................................              9,448           9,448           9,448
      Loan commitment fees -- Note 10 ......................................                152              32             129
      Insurance expense ....................................................                135              26             157
      Other ................................................................                350             350             350
      Deferred organization expense -- Note 8 ..............................                 --           2,657              --
                                                                                ----------------------------------------------------
              Total Expenses before Reimbursement ..........................          1,159,738         428,517         632,592
      Less:   Expenses assumed by investment adviser -- Note 2 .............                 --              --         (54,206)
                                                                                ----------------------------------------------------
              Expenses Net of Reimbursement ................................          1,159,738         428,517         578,386
                                                                                ----------------------------------------------------
  Net Investment Income/(Loss) .............................................            (66,291)       (115,580)      4,302,592
                                                                                ----------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
      Net realized gain/(loss) on investments -- Note 1 ....................         13,838,556       5,141,839      (4,301,347)
      Net realized gain/(loss) on foreign currencies -- Note 1 .............           (385,126)          3,464              --
      Foreign capital gains tax ............................................                 --          (6,289)             --
      Net change in unrealized appreciation/(depreciation)
        on investments -- Note 4 ...........................................        (27,355,325)     (5,736,005)      4,642,577
      Net change in unrealized depreciation from translation of
        other assets and liabilities denominated in foreign
        currencies -- Note 4 ...............................................              3,909          (1,418)             --
                                                                                ----------------------------------------------------



  Net Realized and Unrealized Gain/(Loss) on Investments
    and Foreign Currencies .................................................        (13,897,986)       (598,409)        341,230
                                                                                ----------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS ..................................................       $(13,964,277)    $  (713,989)    $ 4,643,822
                                                                                ====================================================



                                                                                 THE GUARDIAN      THE GUARDIAN     THE GUARDIAN
                                                                                   HIGH YIELD        TAX-EXEMPT             CASH
                                                                                         BOND              FUND       MANAGEMENT
                                                                                         FUND                               FUND
                                                                                ------------------------------------------------
INVESTMENT INCOME
      Dividends ............................................................       $      --         $      --       $        --
      Interest .............................................................        2,693,731         2,618,217       11,863,112
      Less: Foreign tax withheld ...........................................               --                --               --
                                                                                ------------------------------------------------
          Total Income .....................................................        2,693,731         2,618,217       11,863,112
                                                                                ------------------------------------------------
  Expenses:
      Investment advisory fees -- Note 2 ...................................          168,275           245,419          965,697
      Administrative fees -- Class A -- Note 2 .............................           66,209           122,709          469,145
      Administrative fees -- Class B -- Note 2 .............................            3,906                --           13,704
      12b-1 fees -- Class B -- Note 3 ......................................           11,719                --           41,111
      Transfer agent fees -- Class A .......................................           17,424            17,792          180,358
      Transfer agent fees -- Class B .......................................           16,925                --           13,412
      Custodian fees .......................................................           30,011            27,332           42,086
      Printing expense .....................................................            4,165             3,811           11,969
      Registration fees ....................................................           20,000            14,111           33,224
      Legal fees ...........................................................            1,000             1,194            1,441
      Audit fees ...........................................................           11,436             9,633            9,633
      Trustees' fees -- Note 2 .............................................            9,448             9,448            9,448
      Loan commitment fees -- Note 10 ......................................               52                89              231
      Insurance expense ....................................................               75               100              336
      Other ................................................................              350               350              350
      Deferred organization expense -- Note 8 ..............................               --                --               --
                                                                                ------------------------------------------------
              Total Expenses before Reimbursement ..........................          360,995           451,988        1,792,145
      Less:   Expenses assumed by investment adviser -- Note 2 .............         (105,309)          (33,698)        (144,613)
                                                                                ------------------------------------------------
              Expenses Net of Reimbursement ................................          255,686           418,290        1,647,532
                                                                                ------------------------------------------------
  Net Investment Income/(Loss) .............................................        2,438,045         2,199,927       10,215,580
                                                                                ------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
      Net realized gain/(loss) on investments -- Note 1 ....................       (1,061,883)         (602,007)              --
      Net realized gain/(loss) on foreign currencies -- Note 1 .............               --                --               --
      Foreign capital gains tax ............................................               --                --               --
      Net change in unrealized appreciation/(depreciation)
        on investments -- Note 4 ...........................................       (1,812,179)        3,032,643               --
      Net change in unrealized depreciation from translation of
        other assets and liabilities denominated in foreign
        currencies -- Note 4 ...............................................               --                --               --
                                                                                ------------------------------------------------
  Net Realized and Unrealized Gain/(Loss) on Investments
    and Foreign Currencies .................................................       (2,874,062)        2,430,636               --
                                                                                ------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS ..................................................      $  (436,017)       $4,630,563      $10,215,580
                                                                                ================================================





* Net of accrued capital gains tax of $8,628 GBGIF and $76,196 GBGEMF.

See notes to financial statements.



46 & 47

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                          THE GUARDIAN
                                                                   THE GUARDIAN                            PARK AVENUE
                                                                 PARK AVENUE FUND                        SMALL CAP FUND
                                                          ----------------------------------    ------------------------------------
                                                           SIX MONTHS                            SIX MONTHS
                                                              ENDED           YEAR ENDED            ENDED           YEAR ENDED
                                                          JUNE 30, 2000    DECEMBER 31, 1999    JUNE 30, 2000    DECEMBER 31, 1999
                                                           (UNAUDITED)         (AUDITED)         (UNAUDITED)         (AUDITED)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .....................    $   (6,318,943)      $    4,244,467       $   (473,683)       $   (720,677)
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ....................................       210,295,489          507,876,945          7,765,917           5,066,646
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ....................................       (92,122,693)         419,284,130          9,645,025          30,726,523
                                                        ----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ....................................       111,853,853          931,405,542         16,937,259          35,072,492
                                                        ----------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A .........................................                --           (4,338,070)                --                  --
   Class B .........................................                --                   --                 --                  --
  In excess of net investment income
   Class A .........................................                --                   --                 --                  --
  Net realized gain on investments and
   foreign currency related transactions
   Class A .........................................                --         (389,011,284)                --                  --
   Class B .........................................                --          (59,152,111)                --                  --
                                                        ----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ..................................                --         (452,501,465)                --                  --
                                                        ----------------------------------------------------------------------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 .............        (1,849,377)         (16,675,323)        27,143,851         (43,257,893)
                                                        ----------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS .............       110,004,476          462,228,754         44,081,110          (8,185,401)

NET ASSETS:
Beginning of period ................................     3,842,485,476        3,380,256,722        141,461,735         149,647,136
                                                        ----------------------------------------------------------------------------
End of period* .....................................    $3,952,489,952       $3,842,485,476       $185,542,845        $141,461,735
                                                        ============================================================================


* Includes undistributed/(overdistributed)
  net investment income of                              $  (6,049,525)       $      269,418       $   (473,683)       $         --



                                                                                                           THE GUARDIAN
                                                                     THE GUARDIAN                         BAILLIE GIFFORD
                                                                 ASSET ALLOCATION FUND                  INTERNATIONAL FUND
                                                          ----------------------------------    ------------------------------------
                                                            SIX MONTHS                             SIX MONTHS
                                                               ENDED           YEAR ENDED             ENDED           YEAR ENDED
                                                           JUNE 30, 2000    DECEMBER 31, 1999     JUNE 30, 2000    DECEMBER 31, 1999
                                                            (UNAUDITED)         (AUDITED)          (UNAUDITED)         (AUDITED)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .....................           $ 3,509,145        $ 5,773,614       $    (66,291)      $   (150,787)
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ....................................              (694,709)        33,936,679         13,453,430         11,938,996
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ....................................             9,382,656         (8,797,339)       (27,351,416)        33,878,441
                                                        ----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ....................................            12,197,092         30,912,954        (13,964,277)        45,666,650
                                                        ----------------------------------------------------------------------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A .........................................                    --         (5,299,394)                --                 --
   Class B .........................................                    --           (580,691)                --                 --
  In excess of net investment income
   Class A .........................................                    --                 --                 --           (201,240)
  Net realized gain on investments and
   foreign currency related transactions
   Class A .........................................                    --        (20,934,692)                --        (10,007,897)
   Class B .........................................                    --         (3,659,166)                --         (1,105,637)
                                                        ----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ..................................                    --        (30,473,943)                --        (11,314,774)
                                                        ----------------------------------------------------------------------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 .............             6,520,813         45,134,030          2,349,105         25,910,582
                                                        ----------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS .............            18,717,905         45,573,041        (11,615,172)        60,262,458





NET ASSETS:
Beginning of period ................................           267,945,267        222,372,226        164,350,016        104,087,558
                                                        ----------------------------------------------------------------------------
End of period* .....................................          $286,663,172       $267,945,267       $152,734,844       $164,350,016
                                                        ============================================================================

* Includes undistributed/(overdistributed)
  net investment income of                                    $  3,538,068       $     28,923       $   (433,606)      $   (367,315)



                                                                      THE GUARDIAN                        THE GUARDIAN
                                                                BAILLIE GIFFORD EMERGING               INVESTMENT QUALITY
                                                                      MARKETS FUND                          BOND FUND
                                                          ----------------------------------    ------------------------------------
                                                            SIX MONTHS                            SIX MONTHS
                                                               ENDED           YEAR ENDED            ENDED           YEAR ENDED
                                                           JUNE 30, 2000    DECEMBER 31, 1999    JUNE 30, 2000    DECEMBER 31, 1999
                                                            (UNAUDITED)         (AUDITED)         (UNAUDITED)         (AUDITED)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .....................       $    (115,580)      $   (280,547)      $  4,302,592       $  7,775,287
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ....................................           5,139,014            610,059         (4,301,347)        (3,529,769)
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ....................................          (5,737,423)        13,245,453          4,642,577         (5,753,145)
                                                        ----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ....................................            (713,989)        13,574,965          4,643,822         (1,507,627)
                                                        ----------------------------------------------------------------------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A .........................................                  --           (513,333)        (4,302,592)        (7,775,287)
   Class B .........................................                  --                 --                 --                 --
  In excess of net investment income
   Class A .........................................                  --                 --                 --                 --
  Net realized gain on investments and
   foreign currency related transactions
   Class A .........................................                  --                 --                 --           (429,333)
   Class B .........................................                  --                 --                 --                 --
                                                        ----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ..................................                  --           (513,333)        (4,302,592)        (8,204,620)
                                                        ----------------------------------------------------------------------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 .............           6,664,090          4,489,021         (1,992,664)         7,174,645
                                                        ----------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS .............           5,950,101         17,550,653         (1,651,434)        (2,537,602)

NET ASSETS:
Beginning of period ................................          35,259,494         17,708,841        139,661,032        142,198,634
                                                        ----------------------------------------------------------------------------
End of period* .....................................       $  41,209,595       $ 35,259,494       $138,009,598       $139,661,032
                                                        ============================================================================

* Includes undistributed/(overdistributed)
  net investment income of .........................       $  (1,009,199)      $   (893,619)      $       --         $       --




                                                                      THE GUARDIAN
                                                                       HIGH YIELD                           THE GUARDIAN
                                                                        BOND FUND                          TAX-EXEMPT FUND
                                                          ----------------------------------    ------------------------------------
                                                           SIX MONTHS                            SIX MONTHS
                                                              ENDED           YEAR ENDED            ENDED           YEAR ENDED
                                                          JUNE 30, 2000    DECEMBER 31, 1999    JUNE 30, 2000    DECEMBER 31, 1999
                                                           (UNAUDITED)         (AUDITED)         (UNAUDITED)         (AUDITED)
                                                          --------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) ....................     $  2,438,045        $ 4,662,120       $  2,199,927         $ 3,685,695
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ...................................       (1,061,883)        (4,204,560)          (602,007)         (1,812,077)
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ...................................       (1,812,179)          (825,578)         3,032,643          (5,196,861)
                                                        ----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ...................................         (436,017)          (368,018)         4,630,563          (3,323,243)
                                                        ----------------------------------------------------------------------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ........................................       (2,318,685)        (4,448,296)        (2,199,927)         (3,685,695)
   Class B ........................................         (119,360)          (213,824)                --                  --
  In excess of net investment income
   Class A ........................................               --                 --                 --                  --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ........................................               --            (87,896)                --             (41,921)
   Class B ........................................               --             (4,673)                --                  --
                                                        ----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS .................................       (2,438,045)        (4,754,689)        (2,199,927)         (3,727,616)
                                                        ----------------------------------------------------------------------------





 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ............        2,448,290          8,713,802          1,261,388          34,238,559
                                                        ----------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ............         (425,772)         3,591,095          3,692,024          27,187,700

NET ASSETS:
Beginning of period ...............................       57,361,696         53,770,601         97,907,828          70,720,128
                                                        ----------------------------------------------------------------------------
End of period* ....................................     $ 56,935,924        $57,361,696       $101,599,852         $97,907,828
                                                        ============================================================================

* Includes undistributed/(overdistributed)
  net investment income of ........................     $         --        $        --       $         --         $       --




                                                                     THE GUARDIAN
                                                                 CASH MANAGEMENT FUND
                                                          ------------------------------------
                                                             SIX MONTHS
                                                                ENDED           YEAR ENDED
                                                            JUNE 30, 2000    DECEMBER 31, 1999
                                                             (UNAUDITED)         (AUDITED)
                                                          -----------------  -----------------

INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .......................       $ 10,215,580       $ 13,420,619
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ......................................                 --                 --
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ......................................                 --                 --
                                                             --------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ......................................         10,215,580         13,420,619
                                                             --------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...........................................         (9,927,618)       (12,862,588)
   Class B ...........................................           (287,962)          (558,031)
  In excess of net investment income
   Class A ...........................................                 --                  --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ...........................................                 --                  --
   Class B ...........................................                 --                  --
                                                             --------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ....................................        (10,215,580)       (13,420,619)
                                                             --------------------------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ...............        (19,128,328)       165,461,754
                                                             --------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...............        (19,128,328)       165,461,754

NET ASSETS:
Beginning of period ..................................        403,888,354        238,426,600
                                                             --------------------------------
End of period* .......................................       $384,760,026       $403,888,354
                                                             ================================

* Includes undistributed/(overdistributed)
  net investment income of ...........................       $      --          $          --


See notes to financial statements.


                                     48 & 49

--------------------
NOTES TO
FINANCIAL STATEMENTS
--------------------

June 30, 2000 (Unaudited)

THE PARK AVENUE PORTFOLIO

o       THE GUARDIAN PARK AVENUE FUND

o       THE GUARDIAN PARK AVENUE SMALL CAP FUND

o       THE GUARDIAN ASSET ALLOCATION FUND

o       THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

o       THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

o       THE GUARDIAN INVESTMENT QUALITY BOND FUND

o       THE GUARDIAN HIGH YIELD BOND FUND

o       THE GUARDIAN TAX-EXEMPT FUND

o       THE GUARDIAN CASH MANAGEMENT FUND


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

        The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. As of June 30, 2000, the Portfolio consists of nine series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

        As of June 30, 2000, the Funds offer up to three classes of shares:
Class A, Class B and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. As of June 30, 2000, Class B shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GHYBF and GCMF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. As of June 30, 2000, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF. None of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

        Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

        Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices each as obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

        Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

        Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

        Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

        Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

        All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

        GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:


          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting gains and losses are included in the Statement of Operations as follows:

        The resulting gains and losses are included in the Statement of Operations as follows:

        Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currencies. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency as of June 30, 2000 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

        GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

        GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

        Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

        All dividends and distributions to shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Taxes

        Each Fund qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

        Witholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

Reclassification of Capital Accounts

        The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND
        PAYMENTS TO RELATED PARTIES

        GISC provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of
 .65% of its average daily net assets, and GPASCF and GHYBF, which pay GISC an annual rate of .75% and .60%, respectively, of their average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds", so that GAAF's effective advisory fee is .50% of its average daily net assets. During the period ended June 30, 2000, GISC voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceed .85% of the average daily net assets of GIQBF, GTEF, GCMF and Class A shares of GHYBF; 1.00% of the average daily net assetsof GHYBF Class B shares. As it relates to the subsidy for GHYBF, GISC subsidized .34% of the ordinary operating expenses for both the Class A and B shares and .66% for 12b-1 fees of Class B shares. GISC subsidized .05% for Class A shares and .20% for Class B shares of GCMF's administrative fees and .75% for 12b-1 fees of GCMF's Class B shares. For the six months ended June 30, 2000 GISC voluntarily assumed $54,206, $105,309, $33,698 and $144,613 of the ordinary operating expenses of GIQBF, GHYBF, GTEF and GCMF, respectively.

         There are no duplicate advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

        The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

        Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund is also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

         The retail broker/dealer operation of GISC was assumed by Park Avenue Securities LLC (PAS) on May 3, 1999. PAS is a wholly-owned subsidiary of GIAC and an affiliate of GISC. PAS received $1,547,246 for brokerage commissions from the Portfolio.

Administrative Services Agreement

        Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A and Class B shares, each of the Funds, except GPAF, pays GISC an administrative service fee at an annual rate of up to .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 2000, GPAF Class A shares paid an annualized rate of .19% of its average daily net assets under the Administrative Services Agreement.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

         The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

         For the six months ended June 30, 2000, aggregate front-end sales charges for the sale of Class A shares paid to GISC were as follows:

FUND                COMMISSIONS              FUND              COMMISSIONS
-----               -----------              ----              -----------
GPAF                   $137,622              GBGEMF                 $2,042
GPASCF                    8,502              GIQBF                     651
GAAF                     18,635              GHYBF                      61
GBGIF                     4,763              GTEF                    8,006

         Under a Distribution Plan adopted by the Portfolio pursuant to the Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each multiple class fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

         GISC is entitled to retain any CDSL imposed on certain Class B share redemptions. For the six months ended June 30, 2000, GISC received CDSL charges as follows:

FUND                                                               CLASS B
------                                                             -------
GPAF ........................................................     $376,728
GPASCF.......................................................       43,849
GAAF ........................................................       29,484
GBGIF .......................................................        8,496
GBGEMF ......................................................        2,144
GHYBF .......................................................        3,221
GCMF ........................................................       36,520

NOTE 4. INVESTMENT TRANSACTIONS

        Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                      GPAF                        GPASCF
--------------------------------------------------------------------------------
Purchases                        $1,904,776,427                $111,370,969
Proceeds                          1,930,706,222                  93,540,133
--------------------------------------------------------------------------------
                                      GAAF                         GBGIF
--------------------------------------------------------------------------------
Purchases                        $    1,401,225                $ 48,696,800
Proceeds                                    --                   48,196,664
--------------------------------------------------------------------------------
                                      GBGEMF                       GIQBF
--------------------------------------------------------------------------------
Purchases                        $   19,787,879                $241,859,145
Proceeds                             15,348,448                 247,634,862
--------------------------------------------------------------------------------
                                      GHYBF                         GTEF
--------------------------------------------------------------------------------
Purchases                        $   39,225,215                $ 77,066,670
Proceeds                             35,753,519                  76,345,027


        The cost of investments owned at June 30, 2000 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 2000, were as follows:

                                      GPAF                       GPASCF
                                     ------                      -------
Appreciation                      $1,356,053,595               $ 60,774,042
(Depreciation)                       (63,881,886)                (3,508,097)
                                  --------------               ------------
NET UNREALIZED
 APPRECIATION                     $1,292,171,709               $ 57,265,945
                                  ==============               ============

                                      GAAF                        GBGIF
                                     ------                      -------
Appreciation                      $   26,331,111               $ 36,738,052
(Depreciation)                        (2,258,256)                (6,005,558)
                                  --------------               ------------
NET UNREALIZED
 APPRECIATION                     $   24,072,855               $ 30,732,494
                                  ==============               ============

                                     GBGEMF                       GIQBF
                                     ------                      -------
Appreciation                      $    7,749,866               $  1,062,030
(Depreciation)                        (2,924,282)                (1,070,677)
                                  --------------               ------------
NET UNREALIZED
 APPRECIATION/
 (DEPRECIATION)                   $    4,825,584               $     (8,647)
                                  ==============               ============

                                       GHYBF                       GTEF
                                       ------                     -------
Appreciation                      $      602,206               $  1,083,792
(Depreciation)                        (2,960,723)                (1,451,355)
                                  --------------               ------------
NET UNREALIZED
 DEPRECIATION                     $   (2,358,517)              $   (367,563)
                                  ==============               ============

NOTE 5. REPURCHASE AGREEMENTS

         The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

        GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GIQBF and GHYBF enter into a reverse repurchase agreement, the funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE 7. DOLLAR ROLL TRANSACTIONS

        GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

NOTE 8. DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

        GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and GBGEMF. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of operations of the Funds.

NOTE 9. SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized. As of June 30, 2000, such shares were divided into three classes, designated as Class A, Class B and Institutional Class shares. As of June 30, 2000: (i) GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF offered all three classes; (ii) GIQBF offered Class A and Institutional Class shares; (iii) GCMF offered Class A and Class B shares; and (iv) GTEF offered Class A shares only. Through June 30, 2000, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

O THE GUARDIAN PARK AVENUE FUND

                                                Six Months                                      Six Months
                                                     Ended                 Year Ended                Ended               Year Ended
                                             June 30, 2000          December 31, 1999        June 30, 2000        December 31, 1999
                                               (Unaudited)                  (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                       Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     11,051,887                 27,359,054        $ 672,716,374          $ 1,374,220,548
Shares issued in reinvestment of
  dividends and distributions                         --                    6,674,168                 --                378,300,756
Shares repurchased                             (11,512,581)               (35,553,998)        (703,880,598)          (1,831,479,707)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                      (460,694)                (1,520,776)       $ (31,164,224)         $   (78,958,403)
====================================================================================================================================

CLASS B
Shares sold                                        977,507                  1,278,710        $  58,229,373          $    68,200,561
Shares issued in reinvestment of
  distributions                                       --                    1,003,393                 --                 56,213,737
Shares repurchased                                (483,619)                (1,161,774)         (28,914,526)             (62,131,218)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       493,888                  1,120,329        $  29,314,847          $    62,283,080
====================================================================================================================================


O THE GUARDIAN PARK AVENUE SMALL CAP FUND
                                                Six Months                                      Six Months
                                                     Ended                 Year Ended                Ended               Year Ended
                                             June 30, 2000          December 31, 1999        June 30, 2000        December 31, 1999
                                               (Unaudited)                  (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                        Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                      2,070,737                  9,334,822        $  39,073,720          $   112,958,085
Shares repurchased                                (746,663)               (12,484,685)         (13,693,806)            (150,938,419)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          1,324,074                 (3,149,863)       $  25,379,914          $   (37,980,334)
====================================================================================================================================


CLASS B
Shares sold                                        220,683                    245,785        $   4,015,033          $     2,980,267
Shares repurchased                                (125,160)                  (684,909)          (2,251,096)              (8,257,826)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                             95,523                   (439,124)       $   1,763,937          $    (5,277,559)
====================================================================================================================================

O   THE GUARDIAN ASSET ALLOCATION FUND

                                                Six Months                                      Six Months
                                                     Ended                 Year Ended                Ended               Year Ended
                                             June 30, 2000          December 31, 1999        June 30, 2000        December 31, 1999
                                                (Unaudited)                  (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Shares                                     Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,530,494                   3,070,497        $  23,275,332          $    45,774,621
Shares issued in reinvestment of
  dividends and distributions                        --                     1,758,874                 --                 25,604,469
Shares repurchased                             (1,408,346)                 (2,645,945)         (21,502,106)             (39,623,504)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      122,148                   2,183,426        $   1,773,226          $    31,755,586
====================================================================================================================================

CLASS B
Shares sold                                       524,108                     916,121        $   7,944,355          $    13,578,716
Shares issued in reinvestment of
  dividends and distributions                        --                       284,971                 --                  4,133,852
Shares repurchased                               (211,936)                   (292,746)          (3,196,768)              (4,334,124)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      312,172                     908,346        $   4,747,587          $    13,378,444
====================================================================================================================================


O THE GUARDIAN BAILLIE GIFFORD INTERNATONAL FUND
                                               Six Months                                       Six Months
                                                    Ended                 Year Ended                 Ended               Year Ended
                                            June 30, 2000          December 31, 1999         June 30, 2000        December 31, 1999
                                               (Unaudited)                  (Audited)          (Unaudited)                 (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                             Shares                                         Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     6,275,526                  10,792,462        $ 139,473,979          $   208,417,549
Shares issued in reinvestment of
  dividends and distributions                        --                       390,401                 --                  8,440,016
Shares repurchased                             (6,128,565)                 (9,917,221)        (138,581,098)            (193,358,852)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      146,961                   1,265,642        $     892,881          $    23,498,713
====================================================================================================================================

CLASS B
Shares sold                                       128,550                     144,386        $   2,769,385          $     2,718,309
Shares issued in reinvestment of
  distributions                                      --                        51,780                 --                  1,086,611
Shares repurchased                                (61,092)                    (73,575)          (1,313,161)              (1,393,051)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       67,458                     122,591        $   1,456,224          $     2,411,869
====================================================================================================================================

O THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                               Six Months                                       Six Months
                                                    Ended                  Year Ended                Ended               Year Ended
                                            June 30, 2000           December 31, 1999        June 30, 2000        December 31, 1999
                                               (Unaudited)                   (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                             Shares                                         Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       680,563                     622,404        $   8,190,519          $     5,323,565
Shares issued in reinvestment of
  dividends and distributions                        --                        47,790                 --                    509,438
Shares repurchased                               (167,361)                   (165,063)          (1,940,171)              (1,387,933)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      513,202                     505,131        $   6,250,348          $     4,445,070
====================================================================================================================================

CLASS B
Shares sold                                        44,440                      21,447        $     506,430          $       156,313
Shares repurchased                                 (8,428)                    (15,854)             (92,688)                (112,362)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       36,012                       5,593        $     413,742          $        43,951
====================================================================================================================================


O THE GUARDIAN INVESTMENT QUALITY BOND FUND
                                               Six Months                                       Six Months
                                                    Ended                  Year Ended                Ended               Year Ended
                                            June 30, 2000           December 31, 1999        June 30, 2000        December 31, 1999
                                               (Unaudited)                   (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                             Shares                                         Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,849,649                   4,250,553        $  17,138,257          $    41,150,209
Shares issued in reinvestment of
  dividends and distributions                     453,564                     829,339            4,211,957                7,947,256
Shares repurchased                             (2,520,474)                 (4,344,851)         (23,342,878)             (41,922,820)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          (217,261)                    735,041        $  (1,992,664)         $     7,174,645
====================================================================================================================================

O THE GUARDIAN HIGH YIELD BOND FUND

                                               Six Months                                       Six Months
                                                    Ended                  Year Ended                Ended               Year Ended
                                            June 30, 2000           December 31, 1999        June 30, 2000        December 31, 1999
                                               (Unaudited)                   (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Shares                                          Amount
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       211,867                     489,330        $   1,825,865          $     4,666,745
Shares issued in reinvestment of
  dividends and distributions                     267,740                     484,538            2,305,339                4,519,035
Shares repurchased                               (203,407)                   (154,332)          (1,758,530)              (1,441,812)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      276,200                     819,536        $   2,372,674          $     7,743,968
====================================================================================================================================

CLASS B
Shares sold                                        24,759                     174,457        $     216,591          $     1,661,360
Shares issued in reinvestment of
  dividends and distributions                      13,414                      22,890              115,415                  212,678
Shares repurchased                                (29,589)                    (95,074)            (256,390)                (904,204)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        8,584                     102,273        $      75,616          $       969,834
====================================================================================================================================


O THE GUARDIAN TAX-EXEMPT FUND
                                               Six Months                                       Six Months
                                                    Ended                  Year Ended                Ended               Year Ended
                                            June 30, 2000           December 31, 1999        June 30, 2000        December 31, 1999
                                               (Unaudited)                   (Audited)          (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Shares                                         Amount
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                       112,436                   3,625,744        $   1,057,488          $    36,147,415
Shares issued in reinvestment of
  dividends and distributions                     229,984                     377,574            2,179,782                3,676,668
Shares repurchased                               (210,745)                   (562,267)          (1,975,882)              (5,585,524)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      131,675                   3,441,051        $   1,261,388          $    34,238,559
====================================================================================================================================

O THE GUARDIAN CASH MANAGEMENT FUND

                                                                                                Six Months
                                                                                                     Ended               Year Ended
                                                                                             June 30, 2000        December 31, 1999
                                                                                                (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Shares @ $1 per share
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                                    906,648,729            1,842,678,716
Shares issued in reinvestment of
  dividends                                                                                      9,270,134               12,156,055
Shares repurchased                                                                            (931,548,627)          (1,690,724,975)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                        (15,629,764)             164,109,796
====================================================================================================================================

CLASS B
Shares sold                                                                                      5,641,350               17,526,854
Shares issued in reinvestment of
  dividends                                                                                        260,214                  495,525
Shares repurchased                                                                              (9,400,128)             (16,670,421)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                         (3,498,564)               1,351,958
====================================================================================================================================


NOTE 10. LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2000, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.


FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                  NET REALIZED
                                                                                  & UNREALIZED
                                                                                 GAIN/(LOSS) ON
                                                                                   INVESTMENTS       INCREASE/
                                                     NET ASSET          NET        AND FOREIGN      (DECREASE)      DIVIDENDS
                                                      VALUE,        INVESTMENT      CURRENCY           FROM         FROM NET
                                                     BEGINNING        INCOME/        RELATED        INVESTMENT     INVESTMENT
                                                     OF PERIOD        (LOSS)      TRANSACTIONS      OPERATIONS       INCOME
THE GUARDIAN PARK AVENUE FUND                  --------------------------------------------------------------------------------
        CLASS A:
           Six months ended 6/30/00++                 $59.42             $(0.06)    $ 1.77           $ 1.71                --
           Year ended 12/31/99                         51.88               0.13      15.04            15.17             $(0.08)
           Year ended 12/31/98                         46.12               0.35       9.38             9.73              (0.34)
           Year ended 12/31/97                         37.91               0.40      12.61            13.01              (0.39)
           Year ended 12/31/96                         33.97               0.42       8.41             8.83              (0.42)
           Year ended 12/31/95                         26.89               0.33       8.87             9.20              (0.33)
        CLASS B:
           Six months ended 6/30/00++                  58.57              (0.29)      1.72             1.43                --
           Year ended 12/31/99                         51.59              (0.31)     14.84            14.53               0.00
           Year ended 12/31/98                         46.02              (0.08)      9.28             9.20               0.00
           Year ended 12/31/97                         37.90               0.00      12.54            12.54              (0.01)
           Period from 5/1/96+ to 12/31/96             36.26               0.05       6.10             6.15              (0.05)

THE GUARDIAN PARK AVENUE SMALL CAP FUND
        CLASS A:
           Six months ended 6/30/00++                  17.48              (0.04)      2.08             2.04                --
           Year ended 12/31/99                         12.80              (0.07)      4.75             4.68                --
           Year ended 12/31/98                         13.77              (0.03)     (0.83)           (0.86)               --
           Period from 4/2/97+ to 12/31/97             10.00               0.00       3.91             3.91                --
        CLASS B:
           Six months ended 6/30/00++                  17.06              (0.12)      2.04             1.92                --
           Year ended 12/31/99                         12.61              (0.19)      4.64             4.45                --
           Year ended 12/31/98                         13.67              (0.15)     (0.80)           (0.95)               --
           Period from 5/6/97+ to 12/31/97             10.57              (0.04)      3.28             3.24                --

THE GUARDIAN ASSET ALLOCATION FUND
        CLASS A:
           Six months ended 6/30/00++                  14.77               0.20       0.48             0.68                --
           Year ended 12/31/99                         14.78               0.37       1.47             1.84              (0.37)
           Year ended 12/31/98                         14.05               0.39       2.31             2.70              (0.43)
           Year ended 12/31/97                         12.96               0.34       2.77             3.11              (0.34)
           Year ended 12/31/96                         12.19               0.23       1.96             2.19              (0.23)
           Year ended 12/31/95                         10.23               0.23       2.29             2.52              (0.23)
        CLASS B:
           Six months ended 6/30/00++                  14.72               0.13       0.49             0.62                --
           Year ended 12/31/99                         14.73               0.23       1.47             1.70              (0.23)
           Year ended 12/31/98                         14.00               0.24       2.31             2.55              (0.28)
           Year ended 12/31/97                         12.92               0.17       2.77             2.94              (0.18)
           Period from 5/1/96+ to 12/31/96             12.61               0.04       1.50             1.54              (0.04)

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
        CLASS A:
           Six months ended 6/30/00++                  23.36                --       (2.27)           (2.27)               --
           Year ended 12/31/99                         18.41               0.01       6.68             6.69                --
           Year ended 12/31/98                         16.08               0.02       3.13             3.15              (0.01)
           Year ended 12/31/97                         15.22               0.02       1.66             1.68                --
           Year ended 12/31/96                         13.57               0.05       1.89             1.94              (0.05)
           Year ended 12/31/95                         13.01               0.04       1.40             1.44              (0.04)



                                                              DISTRIBUTIONS
                                                                  FROM                                      RATIOS/SUPPLEMENTAL
                                                              NET REALIZED                                          DATA
                                               DISTRIBUTIONS     GAIN ON                                    -------------------
                                                 IN EXCESS     INVESTMENTS       NET ASSET                      NET ASSETS,
                                                  OF NET       AND FOREIGN        VALUE,                          END OF
                                                INVESTMENT  CURRENCY RELATED      END OF          TOTAL           PERIOD
                                                  INCOME      TRANSACTIONS        PERIOD         RETURN*      (000'S OMITTED)
THE GUARDIAN PARK AVENUE FUND                  --------------------------------------------------------------------------------
        CLASS A:
           Six months ended 6/30/00++                --                 --        $61.13           2.88%         $3,402,685
           Year ended 12/31/99                       --              $(7.55)       59.42          30.25           3,334,722
           Year ended 12/31/98                       --               (3.63)       51.88          21.30           2,990,767
           Year ended 12/31/97                       --               (4.41)       46.12          34.85           2,312,632
           Year ended 12/31/96                    $(0.01)             (4.46)       37.91          26.49           1,392,186
           Year ended 12/31/95                       --               (1.79)       33.97          34.28             972,275
        CLASS B:
           Six months ended 6/30/00++                --                 --         60.00           2.44             549,804
           Year ended 12/31/99                       --               (7.55)       58.57          29.13             507,764
           Year ended 12/31/98                       --               (3.63)       51.59          20.16             389,489
           Year ended 12/31/97                       --               (4.41)       46.02          33.53             201,746
           Period from 5/1/96+ to 12/31/96           --               (4.46)       37.90          17.35              36,006

THE GUARDIAN PARK AVENUE SMALL CAP FUND
        CLASS A:
           Six months ended 6/30/00++                --                 --         19.52          11.56             158,774
           Year ended 12/31/99                       --                 --         17.48          36.56             119,032
           Year ended 12/31/98                       --               (0.11)       12.80          (6.35)            127,525
           Period from 4/2/97+ to 12/31/97           --               (0.14)       13.77          39.16             101,016
        CLASS B:
           Six months ended 6/30/00++                --                 --         18.98          11.08              26,769
           Year ended 12/31/99                       --                 --         17.06          35.29              22,430
           Year ended 12/31/98                       --               (0.11)       12.61          (7.05)             22,122
           Period from 5/6/97+ to 12/31/97           --               (0.14)       13.67          30.47              18,248

THE GUARDIAN ASSET ALLOCATION FUND
        CLASS A:
           Six months ended 6/30/00++                --                 --         15.45           4.60             239,258
           Year ended 12/31/99                       --               (1.48)       14.77          12.99             227,031
           Year ended 12/31/98                       --               (1.54)       14.78          19.41             194,827
           Year ended 12/31/97                       --               (1.68)       14.05          24.44             136,948
           Year ended 12/31/96                       --               (1.19)       12.96          18.74              88,190
           Year ended 12/31/95                       --               (0.33)       12.19          24.51              70,591
        CLASS B:
           Six months ended 6/30/00++                --                 --         15.34           4.21              47,405
           Year ended 12/31/99                       --               (1.48)       14.72          12.09              40,914
           Year ended 12/31/98                       --               (1.54)       14.73          18.32              27,545
           Year ended 12/31/97                       --               (1.68)       14.00          23.09              14,066
           Period from 5/1/96+ to 12/31/96           --               (1.19)       12.92          12.07               5,075

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
        CLASS A:
           Six months ended 6/30/00++                --                 --         21.09          (9.72)            137,338
           Year ended 12/31/99                     (0.03)             (1.71)       23.36          37.21             148,727
           Year ended 12/31/98                       --               (0.81)       18.41          19.61              93,871
           Year ended 12/31/97                     (0.16)             (0.66)       16.08          11.07              66,999
           Year ended 12/31/96                     (0.05)             (0.19)       15.22          14.33              57,593
           Year ended 12/31/95                     (0.23)             (0.61)       13.57          11.14              44,546



                                                                          RATIOS/SUPPLEMENTAL DATA
                                               --------------------------------------------------------------------------------
                                                                                                NET
                                                                                 GAAF       INVESTMENT
                                                  EXPENSES       EXPENSES        GROSS     INCOME/(LOSS)    PORTFOLIO
                                                 TO AVERAGE       WAIVED        EXPENSE     TO AVERAGE      TURNOVER
                                                NET ASSETS(B)     BY GISC      RATIO(D)     NET ASSETS        RATE
THE GUARDIAN PARK AVENUE FUND                  --------------------------------------------------------------------------------
        CLASS A:
           Six months ended 6/30/00++              0.78%(a)         --            --         (0.20)%(a)       51%
           Year ended 12/31/99                     0.77             --            --          0.24            74
           Year ended 12/31/98                     0.78             --            --          0.72            55
           Year ended 12/31/97                     0.79             --            --          0.95            50
           Year ended 12/31/96                     0.79             --            --          1.19            81
           Year ended 12/31/95                     0.81             --            --          1.07            78
        CLASS B:
           Six months ended 6/30/00++              1.64(a)          --            --         (1.06)(a)        51
           Year ended 12/31/99                     1.67             --            --         (0.66)           74
           Year ended 12/31/98                     1.70             --            --         (0.21)           55
           Year ended 12/31/97                     1.73             --            --          0.00            50
           Period from 5/1/96+ to 12/31/96         1.77(a)          --            --          0.04 (a)        81

THE GUARDIAN PARK AVENUE SMALL CAP FUND
        CLASS A:
           Six months ended 6/30/00++              1.25(a)          --            --         (0.45)(a)        62
           Year ended 12/31/99                     1.34             --            --         (0.48)           92
           Year ended 12/31/98                     1.32             --            --         (0.29)           63
           Period from 4/2/97+ to 12/31/97         1.36(a)          --            --          0.04 (a)        25
        CLASS B:
           Six months ended 6/30/00++              2.11(a)          --            --         (1.32)(a)        62
           Year ended 12/31/99                     2.23             --            --         (1.36)           92
           Year ended 12/31/98                     2.17             --            --         (1.14)           63
           Period from 5/6/97+ to 12/31/97         2.26(a)          --            --         (1.01)(a)        25

THE GUARDIAN ASSET ALLOCATION FUND
        CLASS A:
           Six months ended 6/30/00++              0.40(a)(c)      0.64%         1.07%        2.66 (a)         0
           Year ended 12/31/99                     0.48(c)         0.58          1.08         2.48            16
           Year ended 12/31/98                     0.60(c)         0.52          1.13         2.52            23
           Year ended 12/31/97                     0.95(c)         0.19          1.18         2.50            58
           Year ended 12/31/96                     1.30             --            --          1.91           122
           Year ended 12/31/95                     1.25             --            --          1.98           219
        CLASS B:
           Six months ended 6/30/00++              1.20(a)(c)      0.64          1.87         1.87 (a)         0
           Year ended 12/31/99                     1.31(c)         0.58          1.91         1.66            16
           Year ended 12/31/98                     1.48(c)         0.52          2.02         1.70            23
           Year ended 12/31/97                     2.04(c)         0.19          2.21         1.50            58
           Period from 5/1/96+ to 12/31/96         2.39(a)          --            --          0.70 (a)       122








THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
        CLASS A:
           Six months ended 6/30/00++              1.37(a)          --            --          0.01 (a)        31
           Year ended 12/31/99                     1.44             --            --         (0.03)           54
           Year ended 12/31/98                     1.56             --            --         (0.01)           44
           Year ended 12/31/97                     1.62             --            --          0.07            55
           Year ended 12/31/96                     1.70             --            --          0.29            39
           Year ended 12/31/95                     1.74             --            --          0.19            51



 + Commencement of operations.
++ Unaudited.

*   Excludes the effect of sales load.
(a) Annualized.
(b) After expenses waived by GISC.
(c) Amounts do not include the expenses of the underlying Funds.
(d) Amounts include the expenses of the underlying Funds.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                                                                            NET REALIZED
                                                                                                           & UNREALIZED
                                                                                                           GAIN/(LOSS) ON
                                                                                                            INVESTMENTS
                                                                     NET ASSET             NET              AND FOREIGN
                                                                      VALUE,           INVESTMENT            CURRENCY
                                                                     BEGINNING           INCOME/              RELATED
                                                                     OF PERIOD            (LOSS)            TRANSACTIONS
                                                                    ------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Six months ended 6/30/00++                             $22.61               $(0.07)              $(2.24)
               Year ended 12/31/99                                     17.97                (0.12)                6.47
               Year ended 12/31/98                                     15.87                (0.09)                3.00
               Year ended 12/31/97                                     15.12                (0.11)                1.52
               Period from 5/1/96+ to 12/31/96                         14.71                (0.04)                0.76
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Six months ended 6/30/00++                              11.13                 0.02                (0.05)
               Year ended 12/31/99                                      6.66                (0.07)                4.72
               Year ended 12/31/98                                      9.38                 0.01                (2.73)
               Period from 4/2/97+ to 12/31/97                         10.00                 0.04                (0.63)
           CLASS B:
               Six months ended 6/30/00++                              10.65                (0.08)               (0.05)
               Year ended 12/31/99                                      6.44                (0.27)                4.48
               Year ended 12/31/98                                      9.30                (0.18)               (2.68)
               Period from 5/6/97+ to 12/31/97                         10.28                (0.09)               (0.89)
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Six months ended 6/30/00++                               9.33                 0.29                 0.03
               Year ended 12/31/99                                      9.99                 0.53                (0.63)
               Year ended 12/31/98                                      9.91                 0.53                 0.23
               Year ended 12/31/97                                      9.70                 0.58                 0.21
               Year ended 12/31/96                                     10.00                 0.55                (0.30)
               Year ended 12/31/95                                      9.12                 0.59                 0.88
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Six months ended 6/30/00++                               8.98                 0.38                (0.45)
               Year ended 12/31/99                                      9.84                 0.78                (0.84)
               Period from 9/1/98++++ to 12/31/98                       9.26                 0.38                 0.58
           CLASS B:
               Six months ended 6/30/00++                               8.97                 0.33                (0.44)
               Year ended 12/31/99                                      9.83                 0.67                (0.84)
               Period from 9/1/98++++ to 12/31/98                       9.26                 0.31                 0.57
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Six months ended 6/30/00++                               9.40                 0.21                 0.23
               Year ended 12/31/99                                     10.13                 0.40                (0.73)
               Year ended 12/31/98                                      9.99                 0.43                 0.17
               Year ended 12/31/97                                      9.61                 0.44                 0.38
               Year ended 12/31/96                                      9.69                 0.42                (0.08)
               Year ended 12/31/95                                      8.86                 0.44                 0.83


  +  Commencement of operations.
 ++  Unaudited.
+++  Rounds to less than $0.01.
++++  Date of initial public investment.

62



                                                                    INCREASE/                                    DISTRIBUTIONS
                                                                   (DECREASE)                DIVIDENDS            IN EXCESS
                                                                      FROM                   FROM NET               OF NET
                                                                   INVESTMENT               INVESTMENT            INVESTMENT
                                                                   OPERATIONS                 INCOME                INCOME
                                                                  ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Six months ended 6/30/00++                             $(2.31)                --                       --
               Year ended 12/31/99                                      6.35                 --                       --
               Year ended 12/31/98                                      2.91                 --                       --
               Year ended 12/31/97                                      1.41                 --                       --
               Period from 5/1/96+ to 12/31/96                          0.72                $(0.04)                  $(0.08)
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Six months ended 6/30/00++                              (0.03)                --                       --
               Year ended 12/31/99                                      4.65                 (0.18)                   --
               Year ended 12/31/98                                     (2.72)                (0.00)+++                --
               Period from 4/2/97+ to 12/31/97                         (0.59)                (0.03)                   --
           CLASS B:
               Six months ended 6/30/00++                              (0.13)                --                       --
               Year ended 12/31/99                                      4.21                 --                       --
               Year ended 12/31/98                                     (2.86)                --                       --
               Period from 5/6/97+ to 12/31/97                         (0.98)                --                       --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Six months ended 6/30/00++                               0.32                 (0.29)                   --
               Year ended 12/31/99                                     (0.10)                (0.53)                   --
               Year ended 12/31/98                                      0.76                 (0.53)                   --
               Year ended 12/31/97                                      0.79                 (0.58)                   --
               Year ended 12/31/96                                      0.25                 (0.55)                   --
               Year ended 12/31/95                                      1.47                 (0.59)                   --
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Six months ended 6/30/00++                              (0.07)                (0.38)                   --
               Year ended 12/31/99                                     (0.06)                (0.78)                   --
               Period from 9/1/98++++ to 12/31/98                       0.96                 (0.38)                   --
           CLASS B:
               Six months ended 6/30/00++                              (0.11)                (0.33)                   --
               Year ended 12/31/99                                     (0.17)                (0.67)                   --
               Period from 9/1/98++++ to 12/31/98                       0.88                 (0.31)                   --



THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Six months ended 6/30/00++                               0.44                 (0.21)                   --
               Year ended 12/31/99                                     (0.33)                (0.40)                   --
               Year ended 12/31/98                                      0.60                 (0.43)                   --
               Year ended 12/31/97                                      0.82                 (0.44)                   --
               Year ended 12/31/96                                      0.34                 (0.42)                   --
               Year ended 12/31/95                                      1.27                 (0.44)                   --



                                                                   DISTRIBUTIONS
                                                                       FROM
                                                                    NET REALIZED
                                                                      GAIN ON
                                                                    INVESTMENTS           NET ASSET
                                                                    AND FOREIGN            VALUE,
                                                                  CURRENCY RELATED          END OF                  TOTAL
                                                                    TRANSACTIONS            PERIOD                  RETURN*
                                                                  ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Six months ended 6/30/00++                             --                    $20.30                   (10.22)%
               Year ended 12/31/99                                   $(1.71)                 22.61                    36.16
               Year ended 12/31/98                                    (0.81)                 17.97                    18.36
               Year ended 12/31/97                                    (0.66)                 15.87                     9.37
               Period from 5/1/96+ to 12/31/96                        (0.19)                 15.12                     4.34
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Six months ended 6/30/00++                             --                     11.10                    (0.27)
               Year ended 12/31/99                                    --                     11.13                    69.91
               Year ended 12/31/98                                    --                      6.66                   (28.97)
               Period from 4/2/97+ to 12/31/97                        --                      9.38                    (5.86)
           CLASS B:
               Six months ended 6/30/00++                             --                     10.52                    (1.22)
               Year ended 12/31/99                                    --                     10.65                    65.37
               Year ended 12/31/98                                    --                      6.44                   (30.75)
               Period from 5/6/97+ to 12/31/97                        --                      9.30                    (9.71)
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Six months ended 6/30/00++                             --                      9.36                     3.51
               Year ended 12/31/99                                    (0.03)                  9.33                    (1.02)
               Year ended 12/31/98                                    (0.15)                  9.99                     7.89
               Year ended 12/31/97                                    --                      9.91                     8.43
               Year ended 12/31/96                                    --                      9.70                     2.73
               Year ended 12/31/95                                    --                     10.00                    16.64
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Six months ended 6/30/00++                             --                      8.53                    (0.77)
               Year ended 12/31/99                                    (0.02)                  8.98                    (0.63)
               Period from 9/1/98++++ to 12/31/98                     --                      9.84                     9.24
           CLASS B:
               Six months ended 6/30/00++                             --                      8.53                    (1.22)
               Year ended 12/31/99                                    (0.02)                  8.97                    (1.78)
               Period from 9/1/98++++ to 12/31/98                     --                      9.83                     8.61
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Six months ended 6/30/00++                             --                      9.63                     4.75
               Year ended 12/31/99                                    (0.00)+++               9.40                    (3.29)
               Year ended 12/31/98                                    (0.03)                 10.13                     6.11
               Year ended 12/31/97                                    --                      9.99                     8.74
               Year ended 12/31/96                                    --                      9.61                     3.62
               Year ended 12/31/95                                    --                      9.69                    14.59


                                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                  ------------------------------------------------------------------
                                                                                                                    EXPENSES
                                                                   NET ASSETS,                                     (EXCLUDING
                                                                     END OF                 EXPENSES             INTEREST EXPENSE)
                                                                     PERIOD                TO AVERAGE               TO AVERAGE
                                                                 (000'S OMITTED)          NET ASSETS(C)            NET ASSETS(B)
                                                                  ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Six months ended 6/30/00++                             $15,397                2.31%(a)                    --
               Year ended 12/31/99                                     15,623                2.45                        --
               Year ended 12/31/98                                     10,216                2.67                        --
               Year ended 12/31/97                                      6,268                2.91                        --
               Period from 5/1/96+ to 12/31/96                          3,313                3.05(a)                     --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Six months ended 6/30/00++                              38,540                1.97(a)                     --
               Year ended 12/31/99                                     32,940                2.43                        --
               Year ended 12/31/98                                     16,342                2.55                        --
               Period from 4/2/97+ to 12/31/97                         21,472                2.31(a)                     --
           CLASS B:
               Six months ended 6/30/00++                               2,670                3.90(a)                     --
               Year ended 12/31/99                                      2,320                5.07                        --
               Year ended 12/31/98                                      1,367                5.04                        --
               Period from 5/6/97+ to 12/31/97                          2,009                4.24(a)                     --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Six months ended 6/30/00++                             138,010                   N/A                     0.85%
               Year ended 12/31/99                                    139,661                0.81(b)                    0.80
               Year ended 12/31/98                                    142,199                0.85(b)                    0.75
               Year ended 12/31/97                                     98,935                0.75(b)                     --
               Year ended 12/31/96                                     50,794                0.75(b)                     --
               Year ended 12/31/95                                     53,706                0.75(b)                     --
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Six months ended 6/30/00++                              53,837                0.85(a)(b)                  --
               Year ended 12/31/99                                     54,178                0.75(b)                     --
               Period from 9/1/98++++ to 12/31/98                      51,288                0.75(a)(b)                  --
           CLASS B:
               Six months ended 6/30/00++                               3,099                1.96(a)(b)                  --
               Year ended 12/31/99                                      3,184                1.87(b)                     --
               Period from 9/1/98++++ to 12/31/98                       2,482                2.33(a)(b)                  --













THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Six months ended 6/30/00++                             101,600                0.85(a)(b)                  --
               Year ended 12/31/99                                     97,908                0.86(b)(d)                  --
               Year ended 12/31/98                                     70,720                0.75(b)                     --
               Year ended 12/31/97                                     47,360                0.75(b)                     --
               Year ended 12/31/96                                     39,185                0.75(b)                     --
               Year ended 12/31/95                                     17,501                0.75(b)                     --




                                                                   -----------------------------------------------------------------
                                                                                             NET
                                                                                         INVESTMENT
                                                                    EXPENSES            INCOME/(LOSS)                  PORTFOLIO
                                                                   SUBSIDIZED            TO AVERAGE                     TURNOVER
                                                                    BY GISC              NET ASSETS                       RATE
                                                                  ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Six months ended 6/30/00++                             --                    (0.92)%(a)                  31%
               Year ended 12/31/99                                    --                    (1.03)                      54
               Year ended 12/31/98                                    --                    (1.13)                      44
               Year ended 12/31/97                                    --                    (1.46)                      55
               Period from 5/1/96+ to 12/31/96                        --                    (1.47)(a)                   39
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Six months ended 6/30/00++                             --                    (0.44)(a)                   41
               Year ended 12/31/99                                    --                    (1.07)                      96
               Year ended 12/31/98                                    --                     0.18                       83
               Period from 4/2/97+ to 12/31/97                        --                     0.61(a)                    36
           CLASS B:
               Six months ended 6/30/00++                             --                    (2.37)(a)                   41
               Year ended 12/31/99                                    --                    (3.70)                      96
               Year ended 12/31/98                                    --                    (2.31)                      83
               Period from 5/6/97+ to 12/31/97                        --                    (0.02)(a)                   36
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Six months ended 6/30/00++                              0.08%                 6.34  (a)                 184
               Year ended 12/31/99                                     0.13                  5.49                      271
               Year ended 12/31/98                                     0.21                  5.24                      309
               Year ended 12/31/97                                     0.29                  5.94                      313
               Year ended 12/31/96                                     0.37                  5.73                      257
               Year ended 12/31/95                                     0.39                  6.11                      401
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Six months ended 6/30/00++                              0.34                  8.76 (a)                   70
               Year ended 12/31/99                                     0.40                  8.34                      152
               Period from 9/1/98++++ to 12/31/98                      0.51(a)               8.31(a)                    11
           CLASS B:
               Six months ended 6/30/00++                              1.00                  7.64(a)                    70
               Year ended 12/31/99                                     1.00                  7.22                      152
               Period from 9/1/98++++ to 12/31/98                      0.51(a)               6.85(a)                    11
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Six months ended 6/30/00++                              0.07                  4.48 (a)                   78
               Year ended 12/31/99                                     0.08                  4.11                      144
               Year ended 12/31/98                                     0.26                  4.29                      111
               Year ended 12/31/97                                     0.31                  4.51                      202
               Year ended 12/31/96                                     0.60                  4.96                      240
               Year ended 12/31/95                                     0.79                  4.66                      194


                                                                              63
*   Excludes the effect of sales load.
(a) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(b) After expenses subsidized by GISC.
(c) Expense ratio includes interest expense associated with reverse repurchase agreements.
(d) Before offset of custody credits. Including the custody credits, the expense ratio is 0.80%.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                  NET ASSET                                       DIVIDENDS                NET ASSET
                                                   VALUE,                     NET                 FROM NET                   VALUE,
                                                  BEGINNING               INVESTMENT             INVESTMENT                  END OF
                                                  OF PERIOD                 INCOME                 INCOME                    PERIOD
------------------------------------------------------------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
       CLASS A:
         Six months ended 6/30/00++                $1.000                   $0.030                $(0.030)                   $1.000
         Year ended 12/31/99                        1.000                    0.044                 (0.044)                    1.000
         Year ended 12/31/98                        1.000                    0.047                 (0.047)                    1.000
         Year ended 12/31/97                        1.000                    0.047                 (0.047)                    1.000
         Year ended 12/31/96                        1.000                    0.045                 (0.045)                    1.000
         Year ended 12/31/95                        1.000                    0.051                 (0.051)                    1.000



       CLASS B:
         Six months ended 6/30/00++                 1.000                    0.030                 (0.030)                    1.000
         Year ended 12/31/99                        1.000                    0.044                 (0.044)                    1.000
         Year ended 12/31/98                        1.000                    0.047                 (0.047)                    1.000
         Year ended 12/31/97                        1.000                    0.047                 (0.047)                    1.000
         Period from 5/1/96+ to 12/31/96            1.000                    0.028                 (0.028)                    1.000

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                                -------------------------------------------------------------------
                                                                                                                          NET
                                                                 NET ASSETS,                                           INVESTMENT
                                                                   END OF           EXPENSES        EXPENSES             INCOME
                                                  TOTAL            PERIOD          TO AVERAGE      SUBSIDIZED          TO AVERAGE
                                                 RETURN*       (000'S OMITTED)    NET ASSETS(C)      BY GISC           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
       CLASS A:
         Six months ended 6/30/00++               2.64%           $374,477            0.85%(a)        0.05%(a)           5.29%(a)
         Year ended 12/31/99                      4.45             390,106            0.85            0.09               4.41
         Year ended 12/31/98                      4.76             225,997            0.85            0.19               4.65
         Year ended 12/31/97                      4.81             132,523            0.85            0.28               4.71
         Year ended 12/31/96                      4.62              88,217            0.90            0.30               4.62
         Year ended 12/31/95                      5.22              69,913            0.85            0.37               5.10



       CLASS B:
         Six months ended 6/30/00++               2.64              10,283           0.85(a)         0.95(a)             5.29(a)
         Year ended 12/31/99                      4.45              13,782           0.85            0.93                4.41
         Year ended 12/31/98                      4.76              12,430           0.85            0.97                4.65
         Year ended 12/31/97                      4.81               5,864           0.85            1.10                4.71
         Period from 5/1/96+ to 12/31/96          2.81(b)            2,583           1.16(a)         0.59(a)             4.43(a)

+    Commencement of operations.

++   Unaudited.

*    Excludes the effect of sales load.

(a)  Annualized.

(b)  Not annualized.

(c)  After expenses subsidized by GISC.


                                     64 & 65

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

o TRUSTEES

  Joseph D. Sargent--Chair
  John C. Angle
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D


o OFFICERS

  Frank J. Jones--President
  Joseph A. Caruso
  Howard W. Chin
  Alexander M. Grant, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Ann T. Kearney
  Peter J. Liebst
  Larry A. Luxenberg
  R. Robin Menzies
  Catherine McRae
  Nydia Morrison
  John B. Murphy
  Karen L. Olvany
  Robert A. Reale
  Frank L. Pepe
  Richard T. Potter, Jr.
  Thomas G. Sorell
  Donald Sullivan, Jr.


o INVESTMENT ADVISER & DISTRIBUTOR

  Guardian Investor Services Corporationr
  7 Hanover Square
  New York, New York 10004


o CUSTODIAN OF ASSETS

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171


o SHAREHOLDER SERVICING AGENT, TRANSFER AGENT & DIVIDEND PAYING AGENT FOR STATE STREET BANK AND TRUST COMPANY

  National Financial Data Services
  Post Office Box 219611
  Kansas City, Missouri 64121-9611


o INDEPENDENT AUDITORS

  Ernst & Young LLP
  787 Seventh Avenue
  New York, New York 10019


  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

  This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.



[LOGO]

Guardian Investor Services Corporationr
7 Hanover Square
New York, New York 10004

[LOGO]

Guardian Investor Services Corporation(R)                    BULK RATE MAIL
7 Hanover Square                                             U.S. POSTAGE PAID
New York, New York 10004                                     PERMIT NO. 1104
                                                             CLIFTON, NJ












EB-011566 6/00

EB-011566 ADP 6/00